Posting Supplement No. 92 dated April 23, 2010 to Prospectus dated January 20, 2010	Filed pursuant to Rule 424(b)(3) Registration Statement No. 333-151827

LendingClub Corporation

Member Payment Dependent Notes

                This Posting Supplement supplements the prospectus dated January 20, 2010 and provides information about the particular series of Member Payment Dependent Notes (the "Notes") we are currently offering. Prospective investors should read this Posting Supplement together with the prospectus dated January 20, 2010 to understand the terms and conditions of the Notes and how they are offered, as well as the risks of investing in Notes.

                The following Notes are currently being offered:

Member Payment Dependent Notes Series 62102

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
62102	$3,200	9.88%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 62102. Member loan 62102 was requested on April 21, 2010 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$4,500 / month
Current employer:	Rockwell Automation Inc.	Debt-to-income ratio:	6.51%
Length of employment:	5 years	Location:	Somerville, MA

Home town:
Current & past employers:	Rockwell Automation Inc.
Education:

This borrower member posted the following loan description, which has not been verified:

I am organizing my finances for 2009 and I would like to consolidate all my credit card debt at a better rate than what I am currently paying

A credit bureau reported the following information about this borrower member on April 14, 2010:

Credit Score Range:	714-749	Accounts Now Delinquent:	0
Earliest Credit Line:	06/2006	Delinquent Amount:	$0.00
Open Credit Lines:	7	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	11	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$3,198.00	Public Records On File:	0
Revolving Line Utilization:	51.10%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	0

Member Payment Dependent Notes Series 377346

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
377346	$7,500	13.11%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 377346. Member loan 377346 was requested on April 21, 2010 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$2,656 / month
Current employer:	CORVEL CORPORATION	Debt-to-income ratio:	15.47%
Length of employment:	n/a	Location:	LYNWOOD, CA

Home town:
Current & past employers:	CORVEL CORPORATION
Education:

This borrower member posted the following loan description, which has not been verified:

I would like to pay off my credit cards and go back to school. Borrower added on 04/21/10 > Debt Consolidation Borrower added on 04/21/10 > I have been at my current job for close to 5 years. Currently have the lead postition in my department. I have 3 credit cards with an APR of 24.99%-29.99%, that I would like to pay off and close.

A credit bureau reported the following information about this borrower member on April 20, 2010:

Credit Score Range:	679-713	Accounts Now Delinquent:	0
Earliest Credit Line:	01/2000	Delinquent Amount:	$0.00
Open Credit Lines:	8	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	19	Months Since Last Delinquency:	30
Revolving Credit Balance:	$9,432.00	Public Records On File:	0
Revolving Line Utilization:	54.80%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	0

Member Payment Dependent Notes Series 477794

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
477794	$23,500	11.36%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 477794. Member loan 477794 was requested on April 19, 2010 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$6,517 / month
Current employer:	Organization of American States	Debt-to-income ratio:	16.10%
Length of employment:	5 years	Location:	BURTONSVILLE, MD

Home town:
Current & past employers:	Organization of American States
Education:

This borrower member posted the following loan description, which has not been verified:

Borrower added on 04/20/10 > Steady job working for the international government. Borrower added on 04/20/10 > The funds will be used for a wedding in Honduras. Borrower added on 04/20/10 > Working in the finance department and working with contracts, I know how to balance a budget and repay on time.

A credit bureau reported the following information about this borrower member on April 19, 2010:

Credit Score Range:	714-749	Accounts Now Delinquent:	0
Earliest Credit Line:	10/2001	Delinquent Amount:	$0.00
Open Credit Lines:	9	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	27	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$11,837.00	Public Records On File:	0
Revolving Line Utilization:	52.40%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	0

Member Payment Dependent Notes Series 482505

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
482505	$25,000	16.07%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 482505. Member loan 482505 was requested on April 20, 2010 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$3,813 / month
Current employer:	Tradesmen International	Debt-to-income ratio:	12.59%
Length of employment:	< 1 year	Location:	EAST TAUNTON, MA

Home town:
Current & past employers:	Tradesmen International
Education:

This borrower member posted the following loan description, which has not been verified:

Borrower added on 04/21/10 > Our Debt is Credit Card the list of balences and apr's are as listed and what will and won't be paid with this loan. 1. $2319 APR 0% Won't 2. $1507 APR 21% Will 3. $1550 APR ? Will 4. $2674 APR 20.24% Will 5.$2231 APR? Will 6. $2801 APR21% Will 7. $9641 APR 19.99% Will 8. $1988 APR 8.99% Won't 9. $1828 APR ? Will 10. 1098 APR 25.99% Will We both have stable jobs work hard and are good at paying bills on time. We want this loan so that we will be able to pay off this debt in a specific amount of time.

A credit bureau reported the following information about this borrower member on April 20, 2010:

Credit Score Range:	679-713	Accounts Now Delinquent:	0
Earliest Credit Line:	11/2004	Delinquent Amount:	$0.00
Open Credit Lines:	6	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	14	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$7,486.00	Public Records On File:	0
Revolving Line Utilization:	81.50%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	3

Member Payment Dependent Notes Series 484518

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
484518	$20,000	10.99%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 484518. Member loan 484518 was requested on April 16, 2010 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	OWN	Gross income:	$9,000 / month
Current employer:		Debt-to-income ratio:	23.16%
Length of employment:	3 years	Location:	Roswell, GA

Home town:
Current & past employers:
Education:

This borrower member posted the following loan description, which has not been verified:

Borrower added on 04/16/10 > We are a growing company looking for some short term debt to finance out some IT integration work with a new partner.

A credit bureau reported the following information about this borrower member on April 16, 2010:

Credit Score Range:	714-749	Accounts Now Delinquent:	0
Earliest Credit Line:	09/1993	Delinquent Amount:	$0.00
Open Credit Lines:	15	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	43	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$15,034.00	Public Records On File:	0
Revolving Line Utilization:	39.50%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	3

Member Payment Dependent Notes Series 486441

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
486441	$20,000	15.33%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 486441. Member loan 486441 was requested on April 20, 2010 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$5,417 / month
Current employer:	Township of North Bergen	Debt-to-income ratio:	23.46%
Length of employment:	3 years	Location:	NORTH BERGEN, NJ

Home town:
Current & past employers:	Township of North Bergen
Education:

This borrower member posted the following loan description, which has not been verified:

Borrower added on 04/20/10 > Have never been late on a payment Always Pay on time As a Police officer very stable job Borrower added on 04/21/10 > Pay increase of $10,000 in June Borrower added on 04/21/10 > Payment will be made by direct withdrawal from bank account

A credit bureau reported the following information about this borrower member on April 20, 2010:

Credit Score Range:	714-749	Accounts Now Delinquent:	0
Earliest Credit Line:	03/2001	Delinquent Amount:	$0.00
Open Credit Lines:	7	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	37	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$13,147.00	Public Records On File:	0
Revolving Line Utilization:	99.60%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	3

Member Payment Dependent Notes Series 488719

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
488719	$23,000	15.70%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 488719. Member loan 488719 was requested on April 15, 2010 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$5,000 / month
Current employer:	Viget Labs	Debt-to-income ratio:	4.90%
Length of employment:	< 1 year	Location:	Arlington, VA

Home town:
Current & past employers:	Viget Labs
Education:

This borrower member posted the following loan description, which has not been verified:

Borrower added on 04/15/10 > I have been paying down my loans monthly and currently have budgeted $1000/month to pay off my credit card loans, but business and personal. I'd love to consolidate at a lower interest rate and pay down the loans at a lower overall cost of $800 a month.

A credit bureau reported the following information about this borrower member on April 15, 2010:

Credit Score Range:	679-713	Accounts Now Delinquent:	0
Earliest Credit Line:	03/2003	Delinquent Amount:	$0.00
Open Credit Lines:	4	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	10	Months Since Last Delinquency:	39
Revolving Credit Balance:	$9,209.00	Public Records On File:	0
Revolving Line Utilization:	78.00%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	0

Member Payment Dependent Notes Series 490267

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
490267	$21,000	11.36%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 490267. Member loan 490267 was requested on April 19, 2010 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$6,667 / month
Current employer:	Bethlehem Apparatus Co., Inc.	Debt-to-income ratio:	8.50%
Length of employment:	10+ years	Location:	Bethlehem, PA

Home town:
Current & past employers:	Bethlehem Apparatus Co., Inc.
Education:

This borrower member posted the following loan description, which has not been verified:

A credit bureau reported the following information about this borrower member on April 14, 2010:

Credit Score Range:	714-749	Accounts Now Delinquent:	0
Earliest Credit Line:	04/1999	Delinquent Amount:	$0.00
Open Credit Lines:	16	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	40	Months Since Last Delinquency:	76
Revolving Credit Balance:	$23,302.00	Public Records On File:	0
Revolving Line Utilization:	37.70%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	3

Member Payment Dependent Notes Series 490759

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
490759	$16,000	13.48%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 490759. Member loan 490759 was requested on April 21, 2010 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$5,917 / month
Current employer:	Quad City Electrical JATC	Debt-to-income ratio:	11.04%
Length of employment:	10+ years	Location:	Orion, IL

Home town:
Current & past employers:	Quad City Electrical JATC
Education:

This borrower member posted the following loan description, which has not been verified:

A credit bureau reported the following information about this borrower member on April 21, 2010:

Credit Score Range:	679-713	Accounts Now Delinquent:	0
Earliest Credit Line:	10/1991	Delinquent Amount:	$0.00
Open Credit Lines:	8	Delinquencies (Last 2 yrs):	1
Total Credit Lines:	36	Months Since Last Delinquency:	16
Revolving Credit Balance:	$8,270.00	Public Records On File:	0
Revolving Line Utilization:	35.70%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	1

Member Payment Dependent Notes Series 494450

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
494450	$15,000	12.73%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 494450. Member loan 494450 was requested on April 12, 2010 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$4,167 / month
Current employer:	Novare Group	Debt-to-income ratio:	20.21%
Length of employment:	3 years	Location:	Atlanta, GA

Home town:
Current & past employers:	Novare Group
Education:

This borrower member posted the following loan description, which has not been verified:

A credit bureau reported the following information about this borrower member on April 12, 2010:

Credit Score Range:	714-749	Accounts Now Delinquent:	0
Earliest Credit Line:	07/1994	Delinquent Amount:	$0.00
Open Credit Lines:	11	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	31	Months Since Last Delinquency:	26
Revolving Credit Balance:	$5,487.00	Public Records On File:	0
Revolving Line Utilization:	26.30%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	5

Member Payment Dependent Notes Series 497476

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
497476	$25,000	10.25%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 497476. Member loan 497476 was requested on April 21, 2010 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$7,000 / month
Current employer:	Milliken & Co.	Debt-to-income ratio:	12.23%
Length of employment:	10+ years	Location:	Boiling Springs, SC

Home town:
Current & past employers:	Milliken & Co.
Education:

This borrower member posted the following loan description, which has not been verified:

A credit bureau reported the following information about this borrower member on March 22, 2010:

Credit Score Range:	780+	Accounts Now Delinquent:	0
Earliest Credit Line:	11/1990	Delinquent Amount:	$0.00
Open Credit Lines:	11	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	30	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$39,496.00	Public Records On File:	0
Revolving Line Utilization:	5.10%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	0

Member Payment Dependent Notes Series 497886

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
497886	$12,000	13.48%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 497886. Member loan 497886 was requested on April 14, 2010 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$6,667 / month
Current employer:	pan american hospital	Debt-to-income ratio:	19.95%
Length of employment:	10+ years	Location:	MIAMI, FL

Home town:
Current & past employers:	pan american hospital
Education:

This borrower member posted the following loan description, which has not been verified:

Borrower added on 04/15/10 > Consolidate High Credit Cards % 23 yrs with the same employer in a solid field.

A credit bureau reported the following information about this borrower member on March 23, 2010:

Credit Score Range:	679-713	Accounts Now Delinquent:	0
Earliest Credit Line:	07/1997	Delinquent Amount:	$0.00
Open Credit Lines:	16	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	27	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$15,535.00	Public Records On File:	1
Revolving Line Utilization:	53.40%	Months Since Last Record:	81
Inquiries in the Last 6 Months:	0

Member Payment Dependent Notes Series 499622

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
499622	$12,000	13.85%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 499622. Member loan 499622 was requested on April 15, 2010 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	OWN	Gross income:	$4,000 / month
Current employer:	The AACCTTSS Foundation, Inc.	Debt-to-income ratio:	16.35%
Length of employment:	10+ years	Location:	Coeburn, VA

Home town:
Current & past employers:	The AACCTTSS Foundation, Inc.
Education:

This borrower member posted the following loan description, which has not been verified:

A credit bureau reported the following information about this borrower member on March 29, 2010:

Credit Score Range:	679-713	Accounts Now Delinquent:	0
Earliest Credit Line:	12/1991	Delinquent Amount:	$0.00
Open Credit Lines:	3	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	14	Months Since Last Delinquency:	29
Revolving Credit Balance:	$18,123.00	Public Records On File:	0
Revolving Line Utilization:	74.60%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	0

Member Payment Dependent Notes Series 499788

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
499788	$12,300	7.88%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 499788. Member loan 499788 was requested on April 20, 2010 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$4,739 / month
Current employer:	City of Cuyahoga Falls Ohio	Debt-to-income ratio:	22.14%
Length of employment:	5 years	Location:	MASSILLON, OH

Home town:
Current & past employers:	City of Cuyahoga Falls Ohio
Education:

This borrower member posted the following loan description, which has not been verified:

Borrower added on 04/20/10 > Hope to consolidate several smaller accounts into one monthly payment.

A credit bureau reported the following information about this borrower member on March 30, 2010:

Credit Score Range:	714-749	Accounts Now Delinquent:	0
Earliest Credit Line:	02/1994	Delinquent Amount:	$0.00
Open Credit Lines:	18	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	47	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$10,666.00	Public Records On File:	0
Revolving Line Utilization:	15.00%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	2

Member Payment Dependent Notes Series 499906

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
499906	$8,000	11.36%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 499906. Member loan 499906 was requested on April 21, 2010 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$4,833 / month
Current employer:	WGNO-WNOL	Debt-to-income ratio:	13.10%
Length of employment:	1 year	Location:	METAIRIE, LA

Home town:
Current & past employers:	WGNO-WNOL
Education:

This borrower member posted the following loan description, which has not been verified:

A credit bureau reported the following information about this borrower member on April 21, 2010:

Credit Score Range:	714-749	Accounts Now Delinquent:	0
Earliest Credit Line:	06/1999	Delinquent Amount:	$0.00
Open Credit Lines:	3	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	10	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$2,856.00	Public Records On File:	0
Revolving Line Utilization:	53.90%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	0

Member Payment Dependent Notes Series 499966

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
499966	$9,000	9.88%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 499966. Member loan 499966 was requested on April 19, 2010 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$5,833 / month
Current employer:	NBC Universal	Debt-to-income ratio:	6.99%
Length of employment:	3 years	Location:	Brooklyn, NY

Home town:
Current & past employers:	NBC Universal
Education:

This borrower member posted the following loan description, which has not been verified:

A credit bureau reported the following information about this borrower member on March 31, 2010:

Credit Score Range:	714-749	Accounts Now Delinquent:	0
Earliest Credit Line:	04/2000	Delinquent Amount:	$0.00
Open Credit Lines:	7	Delinquencies (Last 2 yrs):	1
Total Credit Lines:	22	Months Since Last Delinquency:	16
Revolving Credit Balance:	$825.00	Public Records On File:	0
Revolving Line Utilization:	11.60%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	1

Member Payment Dependent Notes Series 500376

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
500376	$5,600	11.36%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 500376. Member loan 500376 was requested on April 15, 2010 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	OWN	Gross income:	$3,667 / month
Current employer:	Target	Debt-to-income ratio:	8.18%
Length of employment:	< 1 year	Location:	DAYTON, OH

Home town:
Current & past employers:	Target
Education:

This borrower member posted the following loan description, which has not been verified:

Borrower added on 04/15/10 > I would like to use this loan to consolidate my credit card bills that are hurting my credit score. Not only will this help in doing so, but also help with my educational expenses as well (Grad School). I have a management position being held currently as well as being in the Army National Guard for almost 3 years. Two incomes that will allow me to make the necessary payments to this loan.

A credit bureau reported the following information about this borrower member on April 15, 2010:

Credit Score Range:	679-713	Accounts Now Delinquent:	0
Earliest Credit Line:	10/1994	Delinquent Amount:	$0.00
Open Credit Lines:	13	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	18	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$4,134.00	Public Records On File:	0
Revolving Line Utilization:	68.90%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	1

Member Payment Dependent Notes Series 500643

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
500643	$11,500	14.22%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 500643. Member loan 500643 was requested on April 15, 2010 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$2,667 / month
Current employer:	Pacific Coast Business Times	Debt-to-income ratio:	23.10%
Length of employment:	3 years	Location:	GOLETA, CA

Home town:
Current & past employers:	Pacific Coast Business Times
Education:

This borrower member posted the following loan description, which has not been verified:

Borrower added on 04/15/10 > I've been out of college for three years and have held a well-paying, steady job as a financial journalist since graduation. I got in over my head with credit cards and want to straighten out my finances while I'm still young. The plan is to wipe out my high-interest credit card debt in three years. A refinancing -- funded by you -- can help this happen. If you want to know more about me, please feel free to send questions! Borrower added on 04/16/10 > Hi folks! A lender asked a great question, and I wanted to share the answer out here on the front page. You'll notice in my answer that I provide a slightly different revolving credit balance than is shown on my profile. That's because I've made payments recently. On to the exchange: CriticalMiss Asked > Since this is a debt consolidation loan, please list each of your debts (types/balances/APRs) and identify which ones on the list *will* as well as which ones *won't* be paid off with this loan. Thank you in advance. --Sent at: Apr 16 2010 02:37:17 PDT Member_643125 Answered > Thanks for your question. This gives me a great opportunity to elaborate on my strategy with this loan. The executive summary: I have about $16,700 in credit card debt and $21,000 in student loan debt. The goal is to wipe out as much of that credit card debt as possible with this loan, starting with the highest-interest debt first. All of these credit cards have been cut up and run through the shredder, and the next step is to pay down as many as possible and close the accounts. On to the list, with closing remarks to follow. Card 1 Balance: 4,865 Interest rate: 16 Plan: This card will be totally paid off with this loan. Card 2 Balance: 2,753 Interest rate: 21 Plan: This card will be totally paid off with this loan. Card 3 Balance: 7,987 Interest rate: 5.9 Plan: Use the remainder of the Lending Club loan (about $2,260) to make a large payment on this card and then continue making payments, which I estimate will total $115 a month initially. I'm seeking other refinancing options -- likely something co-signed with family members -- to address this debt. Card 4 Balance: 1,094 Interest rate: 0 now, 21 percent later (See below) Plan: This is a retail card that was used to purchase a high-quality acoustic guitar on a "one year, no interest, no payments" promotion. The plan with this card is to liquidate the asset -- i.e., sell that fancy guitar -- and pay it off before the promotion period ends in November. I'm in that process right now and don't anticipate problems paying off the balance as I have paid more than half the value of the instrument in payments. Federal Student Debt: 14,175 (total projected payments) Interest rate: Variable, ~3-3.5 percent Plan: This debt has been put on hold for one year as of 3/28 for me to focus cash on higher interest debts. Interest continues to accrue during the deferral period and will add approximately $500 to the total. The Lending Club loan will not be used to pay this debt. Private student loan: $6,781 Interest rate: Variable, 3.125 percent Plan: I continue to make regular payments on this loan as it is not subject to the same deferral options as a federal loan. The Lending Club loan will not be used to pay this loan. So that's the plan. The loan you're funding isn't going to completely free me from credit card debt. But it will save me thousands of dollars in interest and pay off a large swath of that debt faster than I could on my own. If you have any further questions, don't hesitate to ask.

A credit bureau reported the following information about this borrower member on April 14, 2010:

Credit Score Range:	679-713	Accounts Now Delinquent:	0
Earliest Credit Line:	05/2002	Delinquent Amount:	$0.00
Open Credit Lines:	8	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	14	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$17,215.00	Public Records On File:	0
Revolving Line Utilization:	91.60%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	2

Member Payment Dependent Notes Series 501084

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
501084	$10,000	9.88%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 501084. Member loan 501084 was requested on April 15, 2010 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$4,333 / month
Current employer:	Nutragenesis LLC	Debt-to-income ratio:	11.65%
Length of employment:	2 years	Location:	Wilmington, VT

Home town:
Current & past employers:	Nutragenesis LLC
Education:

This borrower member posted the following loan description, which has not been verified:

Borrower added on 04/15/10 > I have a PhD in plant genetics and work a regular 9-5 job as a manager at a growing nutraceutical company that sells medicinal herbal extracts. I have been at the company 2 1/2 years after teaching biology at the college level for 8 years. On the side, I have been selling used ski and snowboard equipment on Ebay for 5 years for my own company. The company has grown every year since I started it and last years it had record sales even though the country had its worst recession in decades. My business model works well because I sell low priced equipment so people can buy skis for $75 instead of having to pay $600 for a new pair. Although my prices are low, I make a good profit by selling in volume a la the WalMart model. In previous years I have had adequate lines of credit to draw from to borrow money to buy inventory in the spring, which I then sell in the fall and winter. Because of the banking crisis, my usual lines of credit have decreased so I am trying to borrow money through non-traditional routes such as CreditClub. Borrower added on 04/19/10 > Normally, I have been able to sell small amounts of equipment during the off-season to help cover minimum payments due on loans I take out to buy inventory. So far this year, my sales are ahead of last year's for the month of April (as were year-to-year comps for every month during the '09/'10 season which resulted in record sales) so I fully expect to continue having adequate cash flow during the late spring/summer/early fall of 2010 to cover the LendingClub monthly payment until my cash flow increases during the winter.

A credit bureau reported the following information about this borrower member on April 4, 2010:

Credit Score Range:	750-779	Accounts Now Delinquent:	0
Earliest Credit Line:	01/1991	Delinquent Amount:	$0.00
Open Credit Lines:	8	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	23	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$25,268.00	Public Records On File:	0
Revolving Line Utilization:	0.00%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	4

Member Payment Dependent Notes Series 501255

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
501255	$8,575	7.51%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 501255. Member loan 501255 was requested on April 7, 2010 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$2,700 / month
Current employer:		Debt-to-income ratio:	5.26%
Length of employment:	n/a	Location:	Seminole, FL

Home town:
Current & past employers:
Education:

This borrower member posted the following loan description, which has not been verified:

A credit bureau reported the following information about this borrower member on April 5, 2010:

Credit Score Range:	750-779	Accounts Now Delinquent:	0
Earliest Credit Line:	08/1999	Delinquent Amount:	$0.00
Open Credit Lines:	8	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	24	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$5,079.00	Public Records On File:	0
Revolving Line Utilization:	37.90%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	0

Member Payment Dependent Notes Series 501512

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
501512	$8,000	15.33%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 501512. Member loan 501512 was requested on April 17, 2010 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$5,184 / month
Current employer:	Advocate IL Masonic Med Ctr	Debt-to-income ratio:	4.01%
Length of employment:	7 years	Location:	BOLINGBROOK, IL

Home town:
Current & past employers:	Advocate IL Masonic Med Ctr
Education:

This borrower member posted the following loan description, which has not been verified:

A credit bureau reported the following information about this borrower member on April 17, 2010:

Credit Score Range:	660-678	Accounts Now Delinquent:	0
Earliest Credit Line:	01/1998	Delinquent Amount:	$0.00
Open Credit Lines:	22	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	36	Months Since Last Delinquency:	32
Revolving Credit Balance:	$4,360.00	Public Records On File:	0
Revolving Line Utilization:	13.90%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	4

Member Payment Dependent Notes Series 501705

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
501705	$3,000	14.96%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 501705. Member loan 501705 was requested on April 9, 2010 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$2,000 / month
Current employer:	JcPenney Sephora	Debt-to-income ratio:	8.80%
Length of employment:	< 1 year	Location:	Boerne, TX

Home town:
Current & past employers:	JcPenney Sephora
Education:

This borrower member posted the following loan description, which has not been verified:

Borrower added on 04/12/10 > I need this loan to pay off my school and receive my a license so I can make more money as a cosmetologist.

A credit bureau reported the following information about this borrower member on April 6, 2010:

Credit Score Range:	679-713	Accounts Now Delinquent:	0
Earliest Credit Line:	03/2007	Delinquent Amount:	$0.00
Open Credit Lines:	5	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	5	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$2,026.00	Public Records On File:	0
Revolving Line Utilization:	67.50%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	1

Member Payment Dependent Notes Series 501727

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
501727	$2,000	11.36%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 501727. Member loan 501727 was requested on April 9, 2010 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$2,425 / month
Current employer:	Heritage Club Mountain View	Debt-to-income ratio:	0.99%
Length of employment:	5 years	Location:	Denver, CO

Home town:
Current & past employers:	Heritage Club Mountain View
Education:

This borrower member posted the following loan description, which has not been verified:

A credit bureau reported the following information about this borrower member on April 6, 2010:

Credit Score Range:	750-779	Accounts Now Delinquent:	0
Earliest Credit Line:	05/1999	Delinquent Amount:	$0.00
Open Credit Lines:	3	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	11	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$799.00	Public Records On File:	0
Revolving Line Utilization:	79.90%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	0

Member Payment Dependent Notes Series 501834

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
501834	$20,000	13.11%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 501834. Member loan 501834 was requested on April 15, 2010 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$10,417 / month
Current employer:	Philips North America	Debt-to-income ratio:	16.09%
Length of employment:	2 years	Location:	Union City, CA

Home town:
Current & past employers:	Philips North America
Education:

This borrower member posted the following loan description, which has not been verified:

Borrower added on 04/15/10 > Her 2nd time, my 1st time. We're both in our 30's, and our parents are retired and are unable to help pay for the wedding. Instead of trying to put this all on our credit cards, we want to be smart and take a loan out.

A credit bureau reported the following information about this borrower member on April 6, 2010:

Credit Score Range:	679-713	Accounts Now Delinquent:	0
Earliest Credit Line:	09/1996	Delinquent Amount:	$0.00
Open Credit Lines:	7	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	18	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$95,305.00	Public Records On File:	0
Revolving Line Utilization:	84.80%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	0

Member Payment Dependent Notes Series 501836

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
501836	$25,000	10.62%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 501836. Member loan 501836 was requested on April 9, 2010 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$10,000 / month
Current employer:		Debt-to-income ratio:	13.61%
Length of employment:	< 1 year	Location:	Chicago, IL

Home town:
Current & past employers:
Education:

This borrower member posted the following loan description, which has not been verified:

Borrower added on 04/09/10 > Hi folks, Just some information for you: I have always maintained an excellent credit and employment record. I make great money and am a self-employed contractor working on an extended (multi-year) contract with a top global company. I get other job offers about once a month but am happy where I am. My job is very secure and I have little other costs other than my debt (I live with my partner who owns the home). The debt came from unexpected expenses while living abroad and aside from that, I wouldn't change a thing about my experiences! I actually am budgeting where I can pay off this loan in under 3 years; more like two. After that, I look forward to returning the kindness and becoming a lender. I love this concept and am happy not to give business to the bailout crowd. :-) Thanks so much. Kind regards, A

A credit bureau reported the following information about this borrower member on April 6, 2010:

Credit Score Range:	750-779	Accounts Now Delinquent:	0
Earliest Credit Line:	02/1992	Delinquent Amount:	$0.00
Open Credit Lines:	10	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	37	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$8,972.00	Public Records On File:	0
Revolving Line Utilization:	31.30%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	3

Member Payment Dependent Notes Series 501886

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
501886	$15,000	10.62%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 501886. Member loan 501886 was requested on April 20, 2010 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$25,500 / month
Current employer:	Preferred Anesthesia Associate	Debt-to-income ratio:	0.46%
Length of employment:	9 years	Location:	LINWOOD, NJ

Home town:
Current & past employers:	Preferred Anesthesia Associate
Education:

This borrower member posted the following loan description, which has not been verified:

Borrower added on 04/20/10 > Money to be use for a small home improvement.I have a excellent credit history and no credit /auto loans.Own my own house for 9 years. Works in the medical sector.Thank you.

A credit bureau reported the following information about this borrower member on April 14, 2010:

Credit Score Range:	714-749	Accounts Now Delinquent:	0
Earliest Credit Line:	03/1988	Delinquent Amount:	$0.00
Open Credit Lines:	14	Delinquencies (Last 2 yrs):	1
Total Credit Lines:	27	Months Since Last Delinquency:	21
Revolving Credit Balance:	$4,068.00	Public Records On File:	0
Revolving Line Utilization:	8.50%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	4

Member Payment Dependent Notes Series 502376

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
502376	$9,600	16.07%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 502376. Member loan 502376 was requested on April 13, 2010 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$3,000 / month
Current employer:		Debt-to-income ratio:	12.90%
Length of employment:	< 1 year	Location:	Palo Alto, CA

Home town:
Current & past employers:
Education:

This borrower member posted the following loan description, which has not been verified:

A credit bureau reported the following information about this borrower member on April 7, 2010:

Credit Score Range:	660-678	Accounts Now Delinquent:	0
Earliest Credit Line:	02/2006	Delinquent Amount:	$0.00
Open Credit Lines:	5	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	7	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$14,709.00	Public Records On File:	0
Revolving Line Utilization:	80.80%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	0

Member Payment Dependent Notes Series 502506

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
502506	$18,000	9.88%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 502506. Member loan 502506 was requested on April 8, 2010 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$7,083 / month
Current employer:	JMJ Grace Inc	Debt-to-income ratio:	1.84%
Length of employment:	5 years	Location:	Monmouth Junction, NJ

Home town:
Current & past employers:	JMJ Grace Inc
Education:

This borrower member posted the following loan description, which has not been verified:

Borrower added on 04/08/10 > I am looking for loan to fund my real property purchase (Investment Rental Property) Borrower added on 04/15/10 > It is a 4-Plex property. Borrower added on 04/19/10 > Guaranteed rental income on this investment.

A credit bureau reported the following information about this borrower member on April 8, 2010:

Credit Score Range:	780+	Accounts Now Delinquent:	0
Earliest Credit Line:	01/1999	Delinquent Amount:	$0.00
Open Credit Lines:	11	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	27	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$39,132.00	Public Records On File:	0
Revolving Line Utilization:	0.40%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	2

Member Payment Dependent Notes Series 502552

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
502552	$24,000	14.96%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 502552. Member loan 502552 was requested on April 13, 2010 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$6,000 / month
Current employer:	Caterpillar Inc.	Debt-to-income ratio:	22.42%
Length of employment:	3 years	Location:	Peoria, IL

Home town:
Current & past employers:	Caterpillar Inc.
Education:

This borrower member posted the following loan description, which has not been verified:

Borrower added on 04/13/10 > I would like to consolidate my credit card payments into a single loan and save over $350/month. Thank you! Borrower added on 04/14/10 > I plan to pay off all my credit cards including the ones that have high interest rates (24% !) and a small loan, all totaling $23350. The total payment for this amount is currently about $ 1204/month.. and I would like to save about $350 by using the LendingClub loan to pay off that amount. My total monthly expenses excluding the credit card payments are about $ 1800 - $ 2000. I am employed at Caterpillar Inc., for over 3 years now. Job security is pretty solid.

A credit bureau reported the following information about this borrower member on April 8, 2010:

Credit Score Range:	679-713	Accounts Now Delinquent:	0
Earliest Credit Line:	11/2003	Delinquent Amount:	$0.00
Open Credit Lines:	12	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	23	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$16,720.00	Public Records On File:	0
Revolving Line Utilization:	72.40%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	1

Member Payment Dependent Notes Series 502579

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
502579	$20,000	10.62%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 502579. Member loan 502579 was requested on April 8, 2010 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$4,167 / month
Current employer:	Aspen Ridge West	Debt-to-income ratio:	4.34%
Length of employment:	4 years	Location:	Cottonwood Heights, UT

Home town:
Current & past employers:	Aspen Ridge West
Education:

This borrower member posted the following loan description, which has not been verified:

A credit bureau reported the following information about this borrower member on April 8, 2010:

Credit Score Range:	750-779	Accounts Now Delinquent:	0
Earliest Credit Line:	10/1999	Delinquent Amount:	$0.00
Open Credit Lines:	7	Delinquencies (Last 2 yrs):	1
Total Credit Lines:	30	Months Since Last Delinquency:	18
Revolving Credit Balance:	$1.00	Public Records On File:	0
Revolving Line Utilization:	0.00%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	0

Member Payment Dependent Notes Series 502753

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
502753	$25,000	11.36%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 502753. Member loan 502753 was requested on April 10, 2010 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$15,583 / month
Current employer:	Halvorson consulting	Debt-to-income ratio:	15.80%
Length of employment:	10+ years	Location:	MOUNT LAUREL, NJ

Home town:
Current & past employers:	Halvorson consulting
Education:

This borrower member posted the following loan description, which has not been verified:

Borrower added on 04/10/10 > This loan is to consolidate high interest rate credit cards. I have been paying more than double the minimum for years, and the balance is going nowhere! I am an independent SAP consultant with a signed 2 year contract, I have been in the SAP industry as an independent consultant for over 15 years, with zero out of work periods.

A credit bureau reported the following information about this borrower member on April 10, 2010:

Credit Score Range:	714-749	Accounts Now Delinquent:	0
Earliest Credit Line:	09/1997	Delinquent Amount:	$0.00
Open Credit Lines:	17	Delinquencies (Last 2 yrs):	1
Total Credit Lines:	42	Months Since Last Delinquency:	17
Revolving Credit Balance:	$13,677.00	Public Records On File:	0
Revolving Line Utilization:	61.90%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	1

Member Payment Dependent Notes Series 502908

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
502908	$19,200	10.99%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 502908. Member loan 502908 was requested on April 12, 2010 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$6,417 / month
Current employer:	PR Newswire	Debt-to-income ratio:	19.23%
Length of employment:	10+ years	Location:	Albuquerque, NM

Home town:
Current & past employers:	PR Newswire
Education:

This borrower member posted the following loan description, which has not been verified:

Borrower added on 04/12/10 > I plan to use these funds to consolidate some debt that I accumulated going through a divorce and travelling to see my daughter due to ex-wife's move. I have since moved closer and have gotten my finances in order, but high interest rates are making it difficult to chip away. I have never defaulted on a loan and do not even have a late payment on my credit report. I have been with my company for 14.5 years, so my job is very stable. Borrower added on 04/15/10 > I was asked a question but don't know if the answer went through so I figure it can't hurt to post some add'l info here. First, I have a 401(k) that was left with about $35k in it after my divorce. I am, of course, trying to avoid relying on my still small retirement fund to get me out of debt... but it's there if I needed it (i.e. lost my job and needed to pay off this and other debts right away). Also, though it's early in the year, the company I work for is on track to hit our revenue targets for the first time in three years (just finished March at 108% of goal). Our average bonus during years where we hit our target is about 15%. There is no guarantee, but if this does occur, I do intend to take advantage and pay as much of this loan off, as quickly as possible.

A credit bureau reported the following information about this borrower member on April 9, 2010:

Credit Score Range:	714-749	Accounts Now Delinquent:	0
Earliest Credit Line:	02/1995	Delinquent Amount:	$0.00
Open Credit Lines:	10	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	28	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$12,179.00	Public Records On File:	0
Revolving Line Utilization:	51.80%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	1

Member Payment Dependent Notes Series 503025

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
503025	$1,500	17.93%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 503025. Member loan 503025 was requested on April 19, 2010 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$2,446 / month
Current employer:	Citizens BAnk	Debt-to-income ratio:	11.61%
Length of employment:	8 years	Location:	FLINT, MI

Home town:
Current & past employers:	Citizens BAnk
Education:

This borrower member posted the following loan description, which has not been verified:

Borrower added on 04/19/10 > Getting married in a few weeks need some extra cash to take care of expenses

A credit bureau reported the following information about this borrower member on April 10, 2010:

Credit Score Range:	750-779	Accounts Now Delinquent:	0
Earliest Credit Line:	02/2000	Delinquent Amount:	$0.00
Open Credit Lines:	7	Delinquencies (Last 2 yrs):	1
Total Credit Lines:	15	Months Since Last Delinquency:	17
Revolving Credit Balance:	$0.00	Public Records On File:	0
Revolving Line Utilization:	0.00%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	10

Member Payment Dependent Notes Series 503052

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
503052	$25,000	14.22%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 503052. Member loan 503052 was requested on April 14, 2010 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$13,750 / month
Current employer:	FAA	Debt-to-income ratio:	16.95%
Length of employment:	10+ years	Location:	Lagrange, OH

Home town:
Current & past employers:	FAA
Education:

This borrower member posted the following loan description, which has not been verified:

Borrower added on 04/15/10 > This is money to put down on my mortgage to refinance. This will save me 625 dollars a month, changing my interest rate from 6.875 to 5.25.

A credit bureau reported the following information about this borrower member on April 10, 2010:

Credit Score Range:	714-749	Accounts Now Delinquent:	0
Earliest Credit Line:	08/1998	Delinquent Amount:	$0.00
Open Credit Lines:	18	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	58	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$13,658.00	Public Records On File:	0
Revolving Line Utilization:	14.40%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	7

Member Payment Dependent Notes Series 503204

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
503204	$2,000	14.96%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 503204. Member loan 503204 was requested on April 10, 2010 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$4,167 / month
Current employer:	24 Hour Fitness	Debt-to-income ratio:	14.33%
Length of employment:	3 years	Location:	Dallas, TX

Home town:
Current & past employers:	24 Hour Fitness
Education:

This borrower member posted the following loan description, which has not been verified:

Borrower added on 04/10/10 > I am a very conservative person who is wanting to go on vacation while consolidating my debt Borrower added on 04/11/10 > I also want to finish my degree and need extra funds so I can work less and concentrate on school more

A credit bureau reported the following information about this borrower member on April 10, 2010:

Credit Score Range:	679-713	Accounts Now Delinquent:	0
Earliest Credit Line:	03/2007	Delinquent Amount:	$0.00
Open Credit Lines:	5	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	5	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$942.00	Public Records On File:	0
Revolving Line Utilization:	42.80%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	2

Member Payment Dependent Notes Series 503262

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
503262	$20,000	14.96%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 503262. Member loan 503262 was requested on April 11, 2010 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$8,333 / month
Current employer:	self	Debt-to-income ratio:	4.69%
Length of employment:	3 years	Location:	HUNTINGTON STATION, NY

Home town:
Current & past employers:	self
Education:

This borrower member posted the following loan description, which has not been verified:

Borrower added on 04/11/10 > I am seeking a loan to consolidate personal loans that I took to start and grow my business as a healthcare practitioner. I now have a booming practice and would like to organize several smaller loans into one payment.

A credit bureau reported the following information about this borrower member on April 11, 2010:

Credit Score Range:	679-713	Accounts Now Delinquent:	0
Earliest Credit Line:	04/1996	Delinquent Amount:	$0.00
Open Credit Lines:	4	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	30	Months Since Last Delinquency:	49
Revolving Credit Balance:	$5,236.00	Public Records On File:	0
Revolving Line Utilization:	66.30%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	1

Member Payment Dependent Notes Series 503286

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
503286	$18,000	10.99%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 503286. Member loan 503286 was requested on April 11, 2010 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$16,667 / month
Current employer:	Svelte Medical Systems	Debt-to-income ratio:	13.29%
Length of employment:	10+ years	Location:	Skillman, NJ

Home town:
Current & past employers:	Svelte Medical Systems
Education:

This borrower member posted the following loan description, which has not been verified:

Borrower added on 04/11/10 > Immediate funding needed to pay tax state and federal tax owed. Solid income; stable job; no problem making monthly payments.

A credit bureau reported the following information about this borrower member on April 11, 2010:

Credit Score Range:	714-749	Accounts Now Delinquent:	0
Earliest Credit Line:	11/1978	Delinquent Amount:	$0.00
Open Credit Lines:	18	Delinquencies (Last 2 yrs):	2
Total Credit Lines:	55	Months Since Last Delinquency:	16
Revolving Credit Balance:	$2,080.00	Public Records On File:	0
Revolving Line Utilization:	32.00%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	0

Member Payment Dependent Notes Series 503404

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
503404	$24,250	13.85%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 503404. Member loan 503404 was requested on April 12, 2010 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$5,000 / month
Current employer:		Debt-to-income ratio:	23.34%
Length of employment:	4 years	Location:	Sunny Isles, FL

Home town:
Current & past employers:
Education:

This borrower member posted the following loan description, which has not been verified:

Borrower added on 04/12/10 > I plan to pay all my credit card debt and some others debts that i have with high interest, let me tell you that i am a good borrower because for me the credit is one of the most important things that i always care about, since i start buiding my credit in this country 10 years ago, i never pay late ....never; 4 year ago i start to work independentlly like self-employ an i open my company, and i been working really hard to stay in the transportation bussines por more than 4 years, and now i know that my bussines and my reputation in the field let me have a stable earning and with proyects to grow every day, last year i did 70000 in earning just for me and in this year my goal is to star growing in equipment and in employes

A credit bureau reported the following information about this borrower member on April 11, 2010:

Credit Score Range:	679-713	Accounts Now Delinquent:	0
Earliest Credit Line:	07/2001	Delinquent Amount:	$0.00
Open Credit Lines:	12	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	17	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$8,577.00	Public Records On File:	0
Revolving Line Utilization:	29.70%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	2

Member Payment Dependent Notes Series 503446

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
503446	$4,000	15.33%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 503446. Member loan 503446 was requested on April 11, 2010 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	OWN	Gross income:	$8,333 / month
Current employer:	MoveIt NYC	Debt-to-income ratio:	0.94%
Length of employment:	1 year	Location:	e greenwich, RI

Home town:
Current & past employers:	MoveIt NYC
Education:

This borrower member posted the following loan description, which has not been verified:

Borrower added on 04/12/10 > Start up company looking to develop our online presence through Search Engine Optimization and online advertising.

A credit bureau reported the following information about this borrower member on April 11, 2010:

Credit Score Range:	679-713	Accounts Now Delinquent:	0
Earliest Credit Line:	08/2006	Delinquent Amount:	$0.00
Open Credit Lines:	6	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	6	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$3,570.00	Public Records On File:	0
Revolving Line Utilization:	87.10%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	2

Member Payment Dependent Notes Series 503463

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
503463	$25,000	11.36%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 503463. Member loan 503463 was requested on April 16, 2010 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$3,500 / month
Current employer:	Peppers Burrito Grill	Debt-to-income ratio:	6.66%
Length of employment:	3 years	Location:	miami, FL

Home town:
Current & past employers:	Peppers Burrito Grill
Education:

This borrower member posted the following loan description, which has not been verified:

A credit bureau reported the following information about this borrower member on April 11, 2010:

Credit Score Range:	714-749	Accounts Now Delinquent:	0
Earliest Credit Line:	09/2004	Delinquent Amount:	$0.00
Open Credit Lines:	9	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	16	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$7,798.00	Public Records On File:	0
Revolving Line Utilization:	33.30%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	0

Member Payment Dependent Notes Series 503595

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
503595	$25,000	10.25%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 503595. Member loan 503595 was requested on April 12, 2010 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$5,000 / month
Current employer:	tropicana products	Debt-to-income ratio:	4.82%
Length of employment:	10+ years	Location:	north brunswick, NJ

Home town:
Current & past employers:	tropicana products
Education:

This borrower member posted the following loan description, which has not been verified:

Borrower added on 04/17/10 > i have never been late with my payments. My job is very secure because we are in a very good location that benefit my company. I've been employed by the same company for more than 15 years. pay off all my credit cards and have only one payment, which saves me 200-300 hundred dollars a month.

A credit bureau reported the following information about this borrower member on April 12, 2010:

Credit Score Range:	780+	Accounts Now Delinquent:	0
Earliest Credit Line:	11/1983	Delinquent Amount:	$0.00
Open Credit Lines:	9	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	17	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$9,761.00	Public Records On File:	0
Revolving Line Utilization:	16.20%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	0

Member Payment Dependent Notes Series 503621

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
503621	$15,000	14.96%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 503621. Member loan 503621 was requested on April 12, 2010 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$6,250 / month
Current employer:	Almost Family	Debt-to-income ratio:	8.52%
Length of employment:	< 1 year	Location:	East Hartford, CT

Home town:
Current & past employers:	Almost Family
Education:

This borrower member posted the following loan description, which has not been verified:

Borrower added on 04/12/10 > I am looking to consolidate our credit card debt. The interest rates were originally attractive but with the increases the government has allowed they are out of control! I have paid every creditor on time and refuse to let them get rich off insane interest rates. I am a Registered Nurse and have been in the nursing field for over 9 years. I began as a Certified Nursing Assistant and became an RN in 2007. I just began working for Almost Family as a Behavioral Health Nurse, doing home visits. This is what I have always desired, helping those who are homebound. I love my career! With regard to my credit, this is something I take VERY SERIOUSLY! I have rebuilt my credit over the past six years and haven't had a single late payment to a single creditor. I did have one Public Record which originated because of a medical bill which I believed was paid by my insurance company. When I saw it on my credit report, I immediately made arrangements to pay the balance, which I did. As of this date I have a letter stating that it has been satisfied, in full. If you have any questions, please feel free to inquire. I will be happy to answer any concerns you may have. Thank you! Borrower added on 04/22/10 > PLEASE FUND THIS LOAN!

A credit bureau reported the following information about this borrower member on March 24, 2010:

Credit Score Range:	660-678	Accounts Now Delinquent:	0
Earliest Credit Line:	09/2002	Delinquent Amount:	$0.00
Open Credit Lines:	21	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	24	Months Since Last Delinquency:	67
Revolving Credit Balance:	$9,919.00	Public Records On File:	1
Revolving Line Utilization:	64.40%	Months Since Last Record:	65
Inquiries in the Last 6 Months:	1

Member Payment Dependent Notes Series 503622

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
503622	$14,400	10.62%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 503622. Member loan 503622 was requested on April 12, 2010 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$3,000 / month
Current employer:	Radley Acura	Debt-to-income ratio:	12.00%
Length of employment:	< 1 year	Location:	Oakton, VA

Home town:
Current & past employers:	Radley Acura
Education:

This borrower member posted the following loan description, which has not been verified:

Borrower added on 04/13/10 > APR on one of the credit is way too high, 29.99%. I don't know why it's that high but I called them to reduce the APR but they're not doing anything about it. So it's taking me too long to pay it off. The purpose of the fund is to pay off my credit cards and put it into one payment.

A credit bureau reported the following information about this borrower member on April 12, 2010:

Credit Score Range:	714-749	Accounts Now Delinquent:	0
Earliest Credit Line:	09/2003	Delinquent Amount:	$0.00
Open Credit Lines:	4	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	8	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$14,185.00	Public Records On File:	0
Revolving Line Utilization:	31.20%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	1

Member Payment Dependent Notes Series 503668

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
503668	$9,000	14.22%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 503668. Member loan 503668 was requested on April 20, 2010 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$6,000 / month
Current employer:	HAGYARD PHARMACY	Debt-to-income ratio:	17.30%
Length of employment:	3 years	Location:	GEORGETOWN, KY

Home town:
Current & past employers:	HAGYARD PHARMACY
Education:

This borrower member posted the following loan description, which has not been verified:

A credit bureau reported the following information about this borrower member on April 12, 2010:

Credit Score Range:	660-678	Accounts Now Delinquent:	0
Earliest Credit Line:	01/2000	Delinquent Amount:	$0.00
Open Credit Lines:	7	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	23	Months Since Last Delinquency:	58
Revolving Credit Balance:	$10,689.00	Public Records On File:	0
Revolving Line Utilization:	86.90%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	2

Member Payment Dependent Notes Series 503672

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
503672	$15,000	10.62%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 503672. Member loan 503672 was requested on April 12, 2010 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$4,417 / month
Current employer:	TW Perry	Debt-to-income ratio:	24.07%
Length of employment:	7 years	Location:	Walkersville, MD

Home town:
Current & past employers:	TW Perry
Education:

This borrower member posted the following loan description, which has not been verified:

A credit bureau reported the following information about this borrower member on April 12, 2010:

Credit Score Range:	714-749	Accounts Now Delinquent:	0
Earliest Credit Line:	11/1996	Delinquent Amount:	$0.00
Open Credit Lines:	8	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	14	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$1,617.00	Public Records On File:	1
Revolving Line Utilization:	11.00%	Months Since Last Record:	105
Inquiries in the Last 6 Months:	2

Member Payment Dependent Notes Series 503740

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
503740	$25,000	14.96%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 503740. Member loan 503740 was requested on April 19, 2010 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$8,417 / month
Current employer:	Bound Tree Medical	Debt-to-income ratio:	14.71%
Length of employment:	7 years	Location:	COATESVILLE, PA

Home town:
Current & past employers:	Bound Tree Medical
Education:

This borrower member posted the following loan description, which has not been verified:

A credit bureau reported the following information about this borrower member on April 19, 2010:

Credit Score Range:	679-713	Accounts Now Delinquent:	0
Earliest Credit Line:	06/1993	Delinquent Amount:	$0.00
Open Credit Lines:	12	Delinquencies (Last 2 yrs):	1
Total Credit Lines:	22	Months Since Last Delinquency:	17
Revolving Credit Balance:	$10,477.00	Public Records On File:	0
Revolving Line Utilization:	67.20%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	1

Member Payment Dependent Notes Series 503751

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
503751	$12,250	11.36%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 503751. Member loan 503751 was requested on April 21, 2010 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$2,583 / month
Current employer:	American Home Shield	Debt-to-income ratio:	19.86%
Length of employment:	2 years	Location:	Lagrange, GA

Home town:
Current & past employers:	American Home Shield
Education:

This borrower member posted the following loan description, which has not been verified:

A credit bureau reported the following information about this borrower member on April 12, 2010:

Credit Score Range:	679-713	Accounts Now Delinquent:	0
Earliest Credit Line:	04/2003	Delinquent Amount:	$0.00
Open Credit Lines:	18	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	43	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$10,161.00	Public Records On File:	0
Revolving Line Utilization:	59.40%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	0

Member Payment Dependent Notes Series 503762

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
503762	$2,000	14.59%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 503762. Member loan 503762 was requested on April 12, 2010 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$12,167 / month
Current employer:		Debt-to-income ratio:	6.79%
Length of employment:	10+ years	Location:	Palmdale, CA

Home town:
Current & past employers:
Education:

This borrower member posted the following loan description, which has not been verified:

A credit bureau reported the following information about this borrower member on April 12, 2010:

Credit Score Range:	679-713	Accounts Now Delinquent:	0
Earliest Credit Line:	11/1990	Delinquent Amount:	$0.00
Open Credit Lines:	4	Delinquencies (Last 2 yrs):	1
Total Credit Lines:	16	Months Since Last Delinquency:	17
Revolving Credit Balance:	$1,431.00	Public Records On File:	0
Revolving Line Utilization:	42.10%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	0

Member Payment Dependent Notes Series 503809

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
503809	$16,000	17.19%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 503809. Member loan 503809 was requested on April 14, 2010 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$21,667 / month
Current employer:	la fitness	Debt-to-income ratio:	13.55%
Length of employment:	7 years	Location:	wallingford, CT

Home town:
Current & past employers:	la fitness
Education:

This borrower member posted the following loan description, which has not been verified:

A credit bureau reported the following information about this borrower member on April 12, 2010:

Credit Score Range:	679-713	Accounts Now Delinquent:	0
Earliest Credit Line:	02/1994	Delinquent Amount:	$0.00
Open Credit Lines:	11	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	20	Months Since Last Delinquency:	61
Revolving Credit Balance:	$15,739.00	Public Records On File:	0
Revolving Line Utilization:	95.40%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	6

Member Payment Dependent Notes Series 503853

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
503853	$2,000	7.14%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 503853. Member loan 503853 was requested on April 12, 2010 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$1,500 / month
Current employer:	St Catherines Manor	Debt-to-income ratio:	9.93%
Length of employment:	10+ years	Location:	FINDLAY, OH

Home town:
Current & past employers:	St Catherines Manor
Education:

This borrower member posted the following loan description, which has not been verified:

A credit bureau reported the following information about this borrower member on April 12, 2010:

Credit Score Range:	750-779	Accounts Now Delinquent:	0
Earliest Credit Line:	03/1993	Delinquent Amount:	$0.00
Open Credit Lines:	4	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	16	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$6,174.00	Public Records On File:	0
Revolving Line Utilization:	48.20%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	1

Member Payment Dependent Notes Series 503873

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
503873	$20,000	13.85%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 503873. Member loan 503873 was requested on April 21, 2010 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$8,000 / month
Current employer:	COST Financial Group	Debt-to-income ratio:	22.68%
Length of employment:	10+ years	Location:	Waterloo, IL

Home town:
Current & past employers:	COST Financial Group
Education:

This borrower member posted the following loan description, which has not been verified:

A credit bureau reported the following information about this borrower member on April 12, 2010:

Credit Score Range:	714-749	Accounts Now Delinquent:	0
Earliest Credit Line:	02/1996	Delinquent Amount:	$0.00
Open Credit Lines:	18	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	46	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$16,245.00	Public Records On File:	0
Revolving Line Utilization:	27.50%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	7

Member Payment Dependent Notes Series 503903

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
503903	$22,000	14.96%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 503903. Member loan 503903 was requested on April 14, 2010 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$5,000 / month
Current employer:	Family and Cosmetic Dentistry	Debt-to-income ratio:	24.72%
Length of employment:	8 years	Location:	TALLAPOOSA, GA

Home town:
Current & past employers:	Family and Cosmetic Dentistry
Education:

This borrower member posted the following loan description, which has not been verified:

A credit bureau reported the following information about this borrower member on April 14, 2010:

Credit Score Range:	679-713	Accounts Now Delinquent:	0
Earliest Credit Line:	03/2000	Delinquent Amount:	$0.00
Open Credit Lines:	9	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	22	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$11,111.00	Public Records On File:	0
Revolving Line Utilization:	48.50%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	1

Member Payment Dependent Notes Series 503970

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
503970	$12,000	11.36%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 503970. Member loan 503970 was requested on April 14, 2010 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$2,500 / month
Current employer:	Doctors hospital	Debt-to-income ratio:	10.32%
Length of employment:	5 years	Location:	EDINBURG, TX

Home town:
Current & past employers:	Doctors hospital
Education:

This borrower member posted the following loan description, which has not been verified:

Borrower added on 04/14/10 > I plan to use this money for debt consolidation.I have a very stable job in the medical field as an x-ray tech. I am highly regarded by my peers as a hard working individual.I promise to repay the money I have borrowed in a timely manner.You will not be disappointed for I am a trustworthy person,and thankyou for your assisatance

A credit bureau reported the following information about this borrower member on April 14, 2010:

Credit Score Range:	679-713	Accounts Now Delinquent:	0
Earliest Credit Line:	05/2004	Delinquent Amount:	$0.00
Open Credit Lines:	9	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	18	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$13,986.00	Public Records On File:	0
Revolving Line Utilization:	57.30%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	0

Member Payment Dependent Notes Series 503985

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
503985	$15,000	10.25%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 503985. Member loan 503985 was requested on April 14, 2010 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$5,333 / month
Current employer:	Tulsa County District Attorney	Debt-to-income ratio:	16.16%
Length of employment:	5 years	Location:	TULSA, OK

Home town:
Current & past employers:	Tulsa County District Attorney
Education:

This borrower member posted the following loan description, which has not been verified:

Borrower added on 04/14/10 > Law Firm start up

A credit bureau reported the following information about this borrower member on April 14, 2010:

Credit Score Range:	714-749	Accounts Now Delinquent:	0
Earliest Credit Line:	09/1993	Delinquent Amount:	$0.00
Open Credit Lines:	18	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	24	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$11,844.00	Public Records On File:	0
Revolving Line Utilization:	22.60%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	2

Member Payment Dependent Notes Series 504088

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
504088	$4,000	15.33%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 504088. Member loan 504088 was requested on April 13, 2010 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$2,917 / month
Current employer:		Debt-to-income ratio:	1.47%
Length of employment:	3 years	Location:	PEACHTREE CITY, GA

Home town:
Current & past employers:
Education:

This borrower member posted the following loan description, which has not been verified:

A credit bureau reported the following information about this borrower member on April 13, 2010:

Credit Score Range:	660-678	Accounts Now Delinquent:	0
Earliest Credit Line:	07/2005	Delinquent Amount:	$0.00
Open Credit Lines:	5	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	8	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$1,792.00	Public Records On File:	0
Revolving Line Utilization:	25.20%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	1

Member Payment Dependent Notes Series 504096

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
504096	$21,000	11.36%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 504096. Member loan 504096 was requested on April 13, 2010 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$5,250 / month
Current employer:	Knight-Piesold	Debt-to-income ratio:	16.13%
Length of employment:	2 years	Location:	denver, CO

Home town:
Current & past employers:	Knight-Piesold
Education:

This borrower member posted the following loan description, which has not been verified:

Borrower added on 04/14/10 > My fiancee and I are planning to buy a primary recidence for us in Denver. Since together we can afford up to 300K property , we decided to buy around 200k instead and make a reasonable downpayment. Borrower added on 04/16/10 > To further solicit your investment I want to explain how we arrived at this requested amount. Approx. $15,000 will go towards the closing costs and down payment of a mortgage. We currently rent at about $1000/month and intend on purchasing a home that we can afford for a monthly note no more than $1300 (including tax, insurance, etc). The remaining $6000 will be applied towards high interest credit cards, thus helping me afford to make the monthly payment. My fianc??e currently stashes away $1000/per month in savings, but we are a long way from the $15,000 down payment needed. Our total combined income will allow us to comfortably pay off this loan in an expedited timeframe while affording the new mortgage we plan to acquire. We both survived the market crash and continued to cover our bills even though our credit card interest rates were increased and credit limits were decreased for no reason. Neither one of us have ever been laid off or let go. Both of us have also owned and paid off previous mortgages. We???re responsible people who want to pay down our debt and get into a new home. Please help us get our new home. Miguel & Michele

A credit bureau reported the following information about this borrower member on April 13, 2010:

Credit Score Range:	714-749	Accounts Now Delinquent:	0
Earliest Credit Line:	10/2002	Delinquent Amount:	$0.00
Open Credit Lines:	16	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	30	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$13,368.00	Public Records On File:	0
Revolving Line Utilization:	41.30%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	2

Member Payment Dependent Notes Series 504097

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
504097	$20,000	11.36%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 504097. Member loan 504097 was requested on April 13, 2010 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$8,333 / month
Current employer:	Medtronic Inc.	Debt-to-income ratio:	8.12%
Length of employment:	5 years	Location:	CENTER CITY, MN

Home town:
Current & past employers:	Medtronic Inc.
Education:

This borrower member posted the following loan description, which has not been verified:

Borrower added on 04/13/10 > Funding approx 25K out of pocket to install a swimming pool, but will need another 20K to cover the cost of the entire project.

A credit bureau reported the following information about this borrower member on April 13, 2010:

Credit Score Range:	714-749	Accounts Now Delinquent:	0
Earliest Credit Line:	11/1997	Delinquent Amount:	$0.00
Open Credit Lines:	6	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	19	Months Since Last Delinquency:	50
Revolving Credit Balance:	$661.00	Public Records On File:	0
Revolving Line Utilization:	4.30%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	0

Member Payment Dependent Notes Series 504142

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
504142	$8,200	16.45%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 504142. Member loan 504142 was requested on April 13, 2010 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$2,750 / month
Current employer:	DC INTERNATIONAL	Debt-to-income ratio:	9.38%
Length of employment:	4 years	Location:	MIAMI, FL

Home town:
Current & past employers:	DC INTERNATIONAL
Education:

This borrower member posted the following loan description, which has not been verified:

Borrower added on 04/13/10 > thank you, now i can pay all my credit cards and get lowest APR% in my credit lime. Borrower added on 04/13/10 > thank you Borrower added on 04/13/10 > thank you

A credit bureau reported the following information about this borrower member on April 13, 2010:

Credit Score Range:	660-678	Accounts Now Delinquent:	0
Earliest Credit Line:	08/2004	Delinquent Amount:	$0.00
Open Credit Lines:	6	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	7	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$7,130.00	Public Records On File:	0
Revolving Line Utilization:	97.70%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	0

Member Payment Dependent Notes Series 504172

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
504172	$17,000	13.85%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 504172. Member loan 504172 was requested on April 19, 2010 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$6,667 / month
Current employer:	Morgan Stanley Smith Barney	Debt-to-income ratio:	15.12%
Length of employment:	3 years	Location:	RENO, NV

Home town:
Current & past employers:	Morgan Stanley Smith Barney
Education:

This borrower member posted the following loan description, which has not been verified:

A credit bureau reported the following information about this borrower member on April 19, 2010:

Credit Score Range:	679-713	Accounts Now Delinquent:	0
Earliest Credit Line:	02/1994	Delinquent Amount:	$0.00
Open Credit Lines:	7	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	13	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$19,655.00	Public Records On File:	0
Revolving Line Utilization:	34.90%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	0

Member Payment Dependent Notes Series 504177

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
504177	$25,000	13.85%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 504177. Member loan 504177 was requested on April 13, 2010 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$22,917 / month
Current employer:	Jones Day	Debt-to-income ratio:	6.90%
Length of employment:	9 years	Location:	FRISCO, TX

Home town:
Current & past employers:	Jones Day
Education:

This borrower member posted the following loan description, which has not been verified:

Borrower added on 04/13/10 > Attorney needs funds to pay down credit card debt.

A credit bureau reported the following information about this borrower member on April 13, 2010:

Credit Score Range:	714-749	Accounts Now Delinquent:	0
Earliest Credit Line:	04/1995	Delinquent Amount:	$0.00
Open Credit Lines:	23	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	60	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$46,806.00	Public Records On File:	0
Revolving Line Utilization:	35.20%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	1

Member Payment Dependent Notes Series 504203

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
504203	$20,000	10.62%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 504203. Member loan 504203 was requested on April 13, 2010 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$5,500 / month
Current employer:	AIG	Debt-to-income ratio:	15.85%
Length of employment:	3 years	Location:	San Francisco, CA

Home town:
Current & past employers:	AIG
Education:

This borrower member posted the following loan description, which has not been verified:

Borrower added on 04/13/10 > Hello, I am an underwriter for commercial property also known as a production specialist. I have been employed at my job for over 3 years and I love it. I need a loan to consolidate my bills. I had some medical issues last year for which I had to use my credit cards. Right now my bank automatically deducts for these payments and I haven't missed any payments in years. With this low interest rate, I will be able to pay off my debts and be able to fund my savings account more quickly. I am an excellent risk with an excellent credit history and a stable job in the insurance industry. Please fund my loan. Thank you.

A credit bureau reported the following information about this borrower member on April 13, 2010:

Credit Score Range:	714-749	Accounts Now Delinquent:	0
Earliest Credit Line:	12/1994	Delinquent Amount:	$0.00
Open Credit Lines:	12	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	23	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$10,654.00	Public Records On File:	0
Revolving Line Utilization:	30.80%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	1

Member Payment Dependent Notes Series 504233

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
504233	$21,000	10.62%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 504233. Member loan 504233 was requested on April 13, 2010 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$10,833 / month
Current employer:	Town of Hampstead	Debt-to-income ratio:	19.93%
Length of employment:	1 year	Location:	Londonderry, NH

Home town:
Current & past employers:	Town of Hampstead
Education:

This borrower member posted the following loan description, which has not been verified:

Borrower added on 04/13/10 > I wanted to inform you that I also receive an annual pension, which is included in the application salary. My wife also works, which is not included in the application. I retired after 29 years with the same employer. I have excellent work history and credit. I have a 3 year contract with my current employer, which gives me continued job stability. My monthly income far exceeds my bills and I can assure that I will not default and money will always be available in my account for automatic withdrawal. Thank you

A credit bureau reported the following information about this borrower member on April 13, 2010:

Credit Score Range:	714-749	Accounts Now Delinquent:	0
Earliest Credit Line:	04/1996	Delinquent Amount:	$0.00
Open Credit Lines:	12	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	41	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$75,330.00	Public Records On File:	0
Revolving Line Utilization:	37.70%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	1

Member Payment Dependent Notes Series 504295

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
504295	$14,000	14.59%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 504295. Member loan 504295 was requested on April 13, 2010 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$8,333 / month
Current employer:	stmicroelectronics	Debt-to-income ratio:	16.88%
Length of employment:	4 years	Location:	sunnyvale, CA

Home town:
Current & past employers:	stmicroelectronics
Education:

This borrower member posted the following loan description, which has not been verified:

Borrower added on 04/13/10 > I need this money to pay off my credit card. I have a stable job and very good income. Borrower added on 04/13/10 > I am a good candidate for this loan because I've never been late for any payment on anything, ever, I've never missed a payment for anything, ever, and I've always paid more than the minimum due on any and every outstanding balance.

A credit bureau reported the following information about this borrower member on April 13, 2010:

Credit Score Range:	679-713	Accounts Now Delinquent:	0
Earliest Credit Line:	03/2000	Delinquent Amount:	$0.00
Open Credit Lines:	20	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	29	Months Since Last Delinquency:	28
Revolving Credit Balance:	$48,214.00	Public Records On File:	0
Revolving Line Utilization:	68.40%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	5

Member Payment Dependent Notes Series 504302

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
504302	$25,000	15.70%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 504302. Member loan 504302 was requested on April 13, 2010 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$10,833 / month
Current employer:	The Bohemian Club	Debt-to-income ratio:	10.86%
Length of employment:	2 years	Location:	San Rafael, CA

Home town:
Current & past employers:	The Bohemian Club
Education:

This borrower member posted the following loan description, which has not been verified:

Borrower added on 04/13/10 > I am looking to pay off all credit card debt and use only a charge card in the future. This is my practice now and I am currently paying more than the minimum amount due on my high interest cards. I am looking to accelerate this process with a consolidation.

A credit bureau reported the following information about this borrower member on April 13, 2010:

Credit Score Range:	679-713	Accounts Now Delinquent:	0
Earliest Credit Line:	07/1994	Delinquent Amount:	$0.00
Open Credit Lines:	12	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	39	Months Since Last Delinquency:	27
Revolving Credit Balance:	$11,258.00	Public Records On File:	0
Revolving Line Utilization:	67.40%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	0

Member Payment Dependent Notes Series 504308

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
504308	$7,500	11.36%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 504308. Member loan 504308 was requested on April 15, 2010 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$2,633 / month
Current employer:	Cambridge Integrated Services	Debt-to-income ratio:	5.16%
Length of employment:	4 years	Location:	CLEVELAND, OH

Home town:
Current & past employers:	Cambridge Integrated Services
Education:

This borrower member posted the following loan description, which has not been verified:

A credit bureau reported the following information about this borrower member on April 15, 2010:

Credit Score Range:	679-713	Accounts Now Delinquent:	0
Earliest Credit Line:	10/2002	Delinquent Amount:	$0.00
Open Credit Lines:	4	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	6	Months Since Last Delinquency:	43
Revolving Credit Balance:	$562.00	Public Records On File:	1
Revolving Line Utilization:	9.40%	Months Since Last Record:	28
Inquiries in the Last 6 Months:	2

Member Payment Dependent Notes Series 504323

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
504323	$14,000	7.88%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 504323. Member loan 504323 was requested on April 13, 2010 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	OWN	Gross income:	$5,667 / month
Current employer:	KingsIsle Entertainment	Debt-to-income ratio:	24.37%
Length of employment:	2 years	Location:	PLANO, TX

Home town:
Current & past employers:	KingsIsle Entertainment
Education:

This borrower member posted the following loan description, which has not been verified:

A credit bureau reported the following information about this borrower member on April 13, 2010:

Credit Score Range:	714-749	Accounts Now Delinquent:	0
Earliest Credit Line:	01/1976	Delinquent Amount:	$0.00
Open Credit Lines:	11	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	22	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$19,712.00	Public Records On File:	0
Revolving Line Utilization:	44.50%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	1

Member Payment Dependent Notes Series 504356

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
504356	$10,000	12.73%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 504356. Member loan 504356 was requested on April 19, 2010 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$4,000 / month
Current employer:		Debt-to-income ratio:	14.55%
Length of employment:	5 years	Location:	Kennesaw, GA

Home town:
Current & past employers:
Education:

This borrower member posted the following loan description, which has not been verified:

A credit bureau reported the following information about this borrower member on April 13, 2010:

Credit Score Range:	679-713	Accounts Now Delinquent:	0
Earliest Credit Line:	11/2000	Delinquent Amount:	$0.00
Open Credit Lines:	8	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	15	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$7,170.00	Public Records On File:	0
Revolving Line Utilization:	80.60%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	0

Member Payment Dependent Notes Series 504365

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
504365	$15,000	10.62%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 504365. Member loan 504365 was requested on April 13, 2010 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$2,500 / month
Current employer:	Genesis Genetics	Debt-to-income ratio:	9.96%
Length of employment:	3 years	Location:	Warren, MI

Home town:
Current & past employers:	Genesis Genetics
Education:

This borrower member posted the following loan description, which has not been verified:

Borrower added on 04/13/10 > Always pay on time, great credit, own house, work in medical field, stable job. Please help me be free of these credit card debts and start a family on the right foot!!!

A credit bureau reported the following information about this borrower member on April 13, 2010:

Credit Score Range:	714-749	Accounts Now Delinquent:	0
Earliest Credit Line:	09/1997	Delinquent Amount:	$0.00
Open Credit Lines:	11	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	22	Months Since Last Delinquency:	36
Revolving Credit Balance:	$15,076.00	Public Records On File:	0
Revolving Line Utilization:	26.90%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	0

Member Payment Dependent Notes Series 504366

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
504366	$25,000	12.73%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 504366. Member loan 504366 was requested on April 13, 2010 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$5,000 / month
Current employer:	Dentsply Rinn Corp.	Debt-to-income ratio:	11.52%
Length of employment:	10+ years	Location:	Elgin, IL

Home town:
Current & past employers:	Dentsply Rinn Corp.
Education:

This borrower member posted the following loan description, which has not been verified:

Borrower added on 04/13/10 > Note to all lenders this is a great way to save money on your daily payments and try this new and program.

A credit bureau reported the following information about this borrower member on April 13, 2010:

Credit Score Range:	714-749	Accounts Now Delinquent:	0
Earliest Credit Line:	04/1994	Delinquent Amount:	$0.00
Open Credit Lines:	15	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	35	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$23,803.00	Public Records On File:	1
Revolving Line Utilization:	37.00%	Months Since Last Record:	106
Inquiries in the Last 6 Months:	1

Member Payment Dependent Notes Series 504383

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
504383	$15,000	7.88%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 504383. Member loan 504383 was requested on April 15, 2010 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$5,000 / month
Current employer:	UPI	Debt-to-income ratio:	22.54%
Length of employment:	2 years	Location:	ADA, OK

Home town:
Current & past employers:	UPI
Education:

This borrower member posted the following loan description, which has not been verified:

A credit bureau reported the following information about this borrower member on April 15, 2010:

Credit Score Range:	750-779	Accounts Now Delinquent:	0
Earliest Credit Line:	10/1990	Delinquent Amount:	$0.00
Open Credit Lines:	7	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	15	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$3,309.00	Public Records On File:	0
Revolving Line Utilization:	9.90%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	0

Member Payment Dependent Notes Series 504388

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
504388	$6,000	15.33%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 504388. Member loan 504388 was requested on April 14, 2010 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$5,417 / month
Current employer:	Oschner Medical Center	Debt-to-income ratio:	17.30%
Length of employment:	2 years	Location:	marrero, LA

Home town:
Current & past employers:	Oschner Medical Center
Education:

This borrower member posted the following loan description, which has not been verified:

A credit bureau reported the following information about this borrower member on April 13, 2010:

Credit Score Range:	679-713	Accounts Now Delinquent:	0
Earliest Credit Line:	09/1999	Delinquent Amount:	$0.00
Open Credit Lines:	5	Delinquencies (Last 2 yrs):	1
Total Credit Lines:	23	Months Since Last Delinquency:	5
Revolving Credit Balance:	$6,971.00	Public Records On File:	0
Revolving Line Utilization:	96.80%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	5

Member Payment Dependent Notes Series 504438

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
504438	$10,800	14.96%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 504438. Member loan 504438 was requested on April 13, 2010 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$3,250 / month
Current employer:	Bare Bones Grill & Brewery	Debt-to-income ratio:	8.89%
Length of employment:	2 years	Location:	Columbia, MD

Home town:
Current & past employers:	Bare Bones Grill & Brewery
Education:

This borrower member posted the following loan description, which has not been verified:

Borrower added on 04/13/10 > I am a mother of two that has been working for 2 years with a great small time restaurant. I cocktail serve five nights a week. I average $800 a week. I have recently been putting extra money towards my minium payments to have them paid off faster. I find that it doesn't matter how much money i put into them the interest rate is killing me. I have been paying out around $1000.00 a month into credit card debt, I am at a 24.9% apr with most of the cards. If I could get this loan to pay everything off, its 10% lower and it would allow me to just pay one bill. I would love to do this so that it will enable me to make my credit that much better and be able to buy a house for my kids and I. I would appreciate everything that this opportunity will allow me to do. Borrower added on 04/14/10 > If allowed the loan all money would be going directly to the Credit Cards and leaving me with $0 balances. Borrower added on 04/14/10 > I greatly appreciate all investors, and would never let them down.

A credit bureau reported the following information about this borrower member on April 13, 2010:

Credit Score Range:	660-678	Accounts Now Delinquent:	0
Earliest Credit Line:	10/1999	Delinquent Amount:	$0.00
Open Credit Lines:	5	Delinquencies (Last 2 yrs):	1
Total Credit Lines:	7	Months Since Last Delinquency:	22
Revolving Credit Balance:	$768.00	Public Records On File:	0
Revolving Line Utilization:	54.90%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	0

Member Payment Dependent Notes Series 504483

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
504483	$15,000	9.88%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 504483. Member loan 504483 was requested on April 14, 2010 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$5,000 / month
Current employer:	Decoma	Debt-to-income ratio:	12.62%
Length of employment:	4 years	Location:	VERNON HILLS, IL

Home town:
Current & past employers:	Decoma
Education:

This borrower member posted the following loan description, which has not been verified:

Borrower added on 04/14/10 > My wife had a stroke during her pregnancy in 2008 and has had to go through numerous cycles of physical therapy, tremendous amounts of testing, psychiatric problems..I am looking to pay off debts. Borrower added on 04/15/10 > I would like to consolidate all debts into one easy monthly payment. Borrower added on 04/16/10 > I would like to pay off all my revolving debt so there is just one payment. I always make my payments on time and have a very good credit standing. Borrower added on 04/16/10 > I've lived and owned the same home for over a decade and have never defaulted on it, car payments, credit card payments, line of credit payments etc.. Borrower added on 04/16/10 > With my wife's illness, we've just had a rough patch that we would like to get out of. With this loan, I beleive we will be on the righ track! Borrower added on 04/17/10 > We are very diligent about paying back loans, debts etc we want to pay back our line of credit, credit cards and other medical bills. We have established a monthly budget to pay this loan back before 36 months and not to use the line of credit and credit cards. Borrower added on 04/17/10 > My job is secure and my wife collects disability. I worked at my previous employer for over 20 years until they closed, and I'v been at my current employer for over 4 years. When my wife has recovered, she will go back to her previous employer. Borrower added on 04/17/10 > I am the primary provider with my salary and with a secure job, repayment is no problem. Borrower added on 04/18/10 > With my secure employment and having established a great montly budget, this loan will be paid back on time with no problem as I have with all other loans ie: mortgage, credit card, line of credit, car payment, etc. The loan is to be used to pay off credit card, line of credit that we used to pay medical bills so we have one easy monthl payment. Borrower added on 04/19/10 > My job is very secure the company has been in business for over 60 years and ON TIME repayment WILL NOT BE A PROBLEM! Borrower added on 04/19/10 > We will pay off our line of credit and visa bill along with medical bills. We really hope the loan is fully funded. Borrower added on 04/20/10 > We have established an excellent monthly budget for this loan repayment--we expect to pay it off early. We have steady income and would like to consolidate our line of credit and credit card into one monthly payment. We WILL NOT BE DELINQUENT--NOR HAVE WE BEEN DELINQUENT WITH OUR BILLS/OBLIGATIONS. Borrower added on 04/21/10 > We really hope this loan funds....we have a proven credit history, my employment is secure, my wife collects monthly disability, and we've created an awesome budget to pay this loan off and not use our credit card and line of credit. We're excellent at paying back our obligations without delinquency and will absolutely 100% do the same with this loan! Borrower added on 04/21/10 > We really appreciate all of the investors that have invested in us so far! If anyone has any questions for me, I am always happy to answer. Thank you in advance! Borrower added on 04/22/10 > Here is the monthly budget breakdown: If the loan is fully funded, the Line of Credit will be paid off as well as the VISA Card and a couple of other credit cards with small balances. AFTER TAX our take home is $4983 (my salary and my wife's disability). Below is a breakdown of payments we will make monthly and we will have plenty of money to pay off Lending Club with ease and we plan to dedicate approximately $800 a month to pay off this loan early. Mortgate & Insurance: $960 Car payment & Ins $592 Lending Club $500-$800 Gas, Elec, Cable Internet, Phone $400 Food/Misc $1100 Thank you in advance for investing.

A credit bureau reported the following information about this borrower member on April 14, 2010:

Credit Score Range:	714-749	Accounts Now Delinquent:	0
Earliest Credit Line:	12/1992	Delinquent Amount:	$0.00
Open Credit Lines:	6	Delinquencies (Last 2 yrs):	1
Total Credit Lines:	17	Months Since Last Delinquency:	9
Revolving Credit Balance:	$13,459.00	Public Records On File:	0
Revolving Line Utilization:	71.60%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	1

Member Payment Dependent Notes Series 504489

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
504489	$14,500	9.88%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 504489. Member loan 504489 was requested on April 14, 2010 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$2,400 / month
Current employer:		Debt-to-income ratio:	2.79%
Length of employment:	n/a	Location:	newfoundland, PA

Home town:
Current & past employers:
Education:

This borrower member posted the following loan description, which has not been verified:

A credit bureau reported the following information about this borrower member on April 14, 2010:

Credit Score Range:	714-749	Accounts Now Delinquent:	0
Earliest Credit Line:	06/1991	Delinquent Amount:	$0.00
Open Credit Lines:	7	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	20	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$2,387.00	Public Records On File:	1
Revolving Line Utilization:	11.80%	Months Since Last Record:	93
Inquiries in the Last 6 Months:	3

Member Payment Dependent Notes Series 504523

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
504523	$5,400	7.88%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 504523. Member loan 504523 was requested on April 21, 2010 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$6,500 / month
Current employer:	American Century Investments	Debt-to-income ratio:	11.86%
Length of employment:	5 years	Location:	KANSAS CITY, MO

Home town:
Current & past employers:	American Century Investments
Education:

This borrower member posted the following loan description, which has not been verified:

Borrower added on 04/22/10 > This is a loan to consolidate 2 credit cards (1 at 3700 and 1 at 850) at a lower interest rate. Let me know if you need more information. Borrower added on 04/22/10 > Forgot to add that I plan on having automatic payments set up through my bank acct.

A credit bureau reported the following information about this borrower member on April 21, 2010:

Credit Score Range:	714-749	Accounts Now Delinquent:	0
Earliest Credit Line:	12/1998	Delinquent Amount:	$0.00
Open Credit Lines:	13	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	19	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$23,947.00	Public Records On File:	0
Revolving Line Utilization:	45.20%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	0

Member Payment Dependent Notes Series 504545

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
504545	$9,000	10.99%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 504545. Member loan 504545 was requested on April 19, 2010 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$4,080 / month
Current employer:	Tom Sawyer Camps	Debt-to-income ratio:	23.41%
Length of employment:	10+ years	Location:	Lake View Terrace, CA

Home town:
Current & past employers:	Tom Sawyer Camps
Education:

This borrower member posted the following loan description, which has not been verified:

A credit bureau reported the following information about this borrower member on April 14, 2010:

Credit Score Range:	679-713	Accounts Now Delinquent:	0
Earliest Credit Line:	02/1999	Delinquent Amount:	$0.00
Open Credit Lines:	6	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	9	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$20,116.00	Public Records On File:	0
Revolving Line Utilization:	63.30%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	1

Member Payment Dependent Notes Series 504547

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
504547	$20,000	13.48%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 504547. Member loan 504547 was requested on April 15, 2010 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$7,083 / month
Current employer:	UNITED HEALTH CARE	Debt-to-income ratio:	12.07%
Length of employment:	3 years	Location:	MAPLE GROVE, MN

Home town:
Current & past employers:	UNITED HEALTH CARE
Education:

This borrower member posted the following loan description, which has not been verified:

Borrower added on 04/15/10 > I have a great opportunity to purchase stock in an existing business. Using these funds plus my own, I will be a 20% stock holder in a business who's gross sales average $2.2 million. Thanks for the opportunity!

A credit bureau reported the following information about this borrower member on April 14, 2010:

Credit Score Range:	679-713	Accounts Now Delinquent:	0
Earliest Credit Line:	09/2000	Delinquent Amount:	$0.00
Open Credit Lines:	13	Delinquencies (Last 2 yrs):	3
Total Credit Lines:	28	Months Since Last Delinquency:	5
Revolving Credit Balance:	$5,161.00	Public Records On File:	0
Revolving Line Utilization:	23.00%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	0

Member Payment Dependent Notes Series 504550

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
504550	$15,000	12.73%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 504550. Member loan 504550 was requested on April 14, 2010 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$5,833 / month
Current employer:	Baupost Group	Debt-to-income ratio:	3.10%
Length of employment:	< 1 year	Location:	LYNN, MA

Home town:
Current & past employers:	Baupost Group
Education:

This borrower member posted the following loan description, which has not been verified:

A credit bureau reported the following information about this borrower member on April 14, 2010:

Credit Score Range:	679-713	Accounts Now Delinquent:	0
Earliest Credit Line:	07/2000	Delinquent Amount:	$0.00
Open Credit Lines:	5	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	12	Months Since Last Delinquency:	55
Revolving Credit Balance:	$14,573.00	Public Records On File:	0
Revolving Line Utilization:	81.40%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	0

Member Payment Dependent Notes Series 504580

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
504580	$12,000	13.48%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 504580. Member loan 504580 was requested on April 14, 2010 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$2,100 / month
Current employer:	Universal Protection Services	Debt-to-income ratio:	4.32%
Length of employment:	6 years	Location:	Los Angeles, CA

Home town:
Current & past employers:	Universal Protection Services
Education:

This borrower member posted the following loan description, which has not been verified:

Borrower added on 04/14/10 > Credit Card Debt/Dental Work

A credit bureau reported the following information about this borrower member on April 13, 2010:

Credit Score Range:	679-713	Accounts Now Delinquent:	0
Earliest Credit Line:	08/1995	Delinquent Amount:	$0.00
Open Credit Lines:	4	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	8	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$1,395.00	Public Records On File:	0
Revolving Line Utilization:	87.20%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	1

Member Payment Dependent Notes Series 504590

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
504590	$14,000	14.59%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 504590. Member loan 504590 was requested on April 16, 2010 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$5,000 / month
Current employer:	VCom IMC	Debt-to-income ratio:	19.26%
Length of employment:	6 years	Location:	FRANKLIN LAKES, NJ

Home town:
Current & past employers:	VCom IMC
Education:

This borrower member posted the following loan description, which has not been verified:

Borrower added on 04/16/10 > This loan will allow me to pay off and close my credit cards as well as the last bit of my auto loan. My monthly cash flow will improve by $350 while speeding up the payoff of everything I owe. Borrower added on 04/16/10 > This loan will allow me to pay off and close my credit cards and auto loan, improving my monthly cash flow by $366 as well as speeding up repayment time because of a lower overall interest rate.

A credit bureau reported the following information about this borrower member on April 16, 2010:

Credit Score Range:	679-713	Accounts Now Delinquent:	0
Earliest Credit Line:	04/2001	Delinquent Amount:	$0.00
Open Credit Lines:	4	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	14	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$19,147.00	Public Records On File:	0
Revolving Line Utilization:	87.00%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	0

Member Payment Dependent Notes Series 504594

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
504594	$12,000	10.99%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 504594. Member loan 504594 was requested on April 14, 2010 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$3,333 / month
Current employer:	Millis Transfer Inc.	Debt-to-income ratio:	10.89%
Length of employment:	2 years	Location:	Black Creek, WI

Home town:
Current & past employers:	Millis Transfer Inc.
Education:

This borrower member posted the following loan description, which has not been verified:

A credit bureau reported the following information about this borrower member on April 14, 2010:

Credit Score Range:	679-713	Accounts Now Delinquent:	0
Earliest Credit Line:	10/1993	Delinquent Amount:	$0.00
Open Credit Lines:	6	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	10	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$11,382.00	Public Records On File:	1
Revolving Line Utilization:	59.90%	Months Since Last Record:	102
Inquiries in the Last 6 Months:	1

Member Payment Dependent Notes Series 504602

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
504602	$15,000	13.85%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 504602. Member loan 504602 was requested on April 14, 2010 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$5,000 / month
Current employer:	Florida Hospital	Debt-to-income ratio:	7.78%
Length of employment:	7 years	Location:	Orlando, FL

Home town:
Current & past employers:	Florida Hospital
Education:

This borrower member posted the following loan description, which has not been verified:

A credit bureau reported the following information about this borrower member on April 14, 2010:

Credit Score Range:	679-713	Accounts Now Delinquent:	0
Earliest Credit Line:	09/2003	Delinquent Amount:	$0.00
Open Credit Lines:	7	Delinquencies (Last 2 yrs):	1
Total Credit Lines:	9	Months Since Last Delinquency:	7
Revolving Credit Balance:	$16,349.00	Public Records On File:	0
Revolving Line Utilization:	71.10%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	0

Member Payment Dependent Notes Series 504611

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
504611	$8,000	12.73%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 504611. Member loan 504611 was requested on April 14, 2010 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$54,000 / month
Current employer:		Debt-to-income ratio:	1.37%
Length of employment:	n/a	Location:	Highwood, IL

Home town:
Current & past employers:
Education:

This borrower member posted the following loan description, which has not been verified:

Borrower added on 04/14/10 > I need to increase my credit score, pay down debt, and have a very solid plan to do this. I welcome any questions to discuss my personal situation/circumstances that brought me to this unfortunate financial situation currently. Any assistance would be greatly appreciated. Borrower added on 04/14/10 > I have a very solid plan to regain my financial footing, to pay down debt, and to increase my credit score. I have encountered a series of unfortunate events that led me to this unfortunate financial circumstance currently. I welcome any inquiries to help clarify and to ensure lenders that I have a very good financial plan in place now. Thank you for your consideration. Borrower added on 04/15/10 > Thank you. 1) error, should read $54,000/year ($1700 ret pay, $1200 addtl' ret pay, $1600 VA disability) all of which are lifetime. 2) and 3) Per mo: veh loan 367.72 (8%) bal 15,179, personal loan 346.94 (14%) bal 7977.24, visa 100.00 bal 7498.66 (17.4%), ins. 58.00, tuition 650.00, gas 125.00, elec. 125.00, rent 900.00, tricare 38.00, cable/net/phone 145.00, cell 125.00, veh gas 200.00, med. co-pay 65.00, church 80.00, groc. 400.00=3725.66. Will try very hard to condense some very pertinent information: apprx 2 1/2 yrs ago my now ex husband was courtmartialed for sexually abusing one of our 3 children, lost his 24yr career and is incarcerated. I was left holding the financial bag. My daughter has now struggled with depression and PTSD among other things that eventually led to her abusing drugs to cope with the pain. I have exhausted the resources for treatment available to us and had to pay for all or part of of treatment she has received over the last couple of years which was an unforseen financial expense, divorce proceedings, and am trying to pay 6200.00 owed to the IRS for $ he removed from a 401K (without my knowledge prior to his incarceration). I still have debt outstanding to four different medical groups in the amts of 345.00, 650.00, 175.00, and 565.00. I have been able to eliminate extra expenses related to my daughter that have cost hundreds of dollars, and will continue to find additional ways to cut costs. The tuition is for the other two children in Catholic school. I realize this may seem unnecessary, but I have worked very hard to provide a stable, safe, and secure environment for two children who have experienced the unexpected loss of their father and the devastation their older sister's drug addiction has caused. This is one security I cannot change. Tuition payments obviously aren't paid in June and July. Lastly, This year between Jan and May I have an additional 1368.00/mo with the GI Bill as a full-time student. I will collect that same amount in the fall of 2010 between Sep-Dec. as well. I haven't had an emergency fund and have been robbing Peter to pay Paul the last few months. The purpose of the loan is to catch up on monthly expense bills (behind one month on all bills), pay off medical, pay down IRS and decrease Visa (17.4%) in an attempt to increase credit score. I desperately need to start establishing an emergency fund. I have anticipated vehicle maintenance costs upcoming as well. Please let me know if you have additional questions. Thank you. Borrower added on 04/15/10 > addtl' answers for USMC-Lender: HMC and E-7; unsure about what you are asking in question "5" i.e. will I pay off earlier than 3 years, etc?

A credit bureau reported the following information about this borrower member on April 14, 2010:

Credit Score Range:	679-713	Accounts Now Delinquent:	0
Earliest Credit Line:	11/1993	Delinquent Amount:	$0.00
Open Credit Lines:	5	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	17	Months Since Last Delinquency:	30
Revolving Credit Balance:	$125.00	Public Records On File:	0
Revolving Line Utilization:	41.70%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	0

Member Payment Dependent Notes Series 504613

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
504613	$22,250	14.59%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 504613. Member loan 504613 was requested on April 14, 2010 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$4,083 / month
Current employer:	C&S Research Corp	Debt-to-income ratio:	12.61%
Length of employment:	10+ years	Location:	Elverson, PA

Home town:
Current & past employers:	C&S Research Corp
Education:

This borrower member posted the following loan description, which has not been verified:

Borrower added on 04/21/10 > you all (investors) give me the positve feeling that you're helping me achieve my debt free'ness :-) and inspire me to invest back and help others when i have the extra cash to do so!! kinda like pay it forward......

A credit bureau reported the following information about this borrower member on April 14, 2010:

Credit Score Range:	679-713	Accounts Now Delinquent:	0
Earliest Credit Line:	01/1995	Delinquent Amount:	$0.00
Open Credit Lines:	6	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	11	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$22,028.00	Public Records On File:	0
Revolving Line Utilization:	78.10%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	0

Member Payment Dependent Notes Series 504649

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
504649	$1,000	10.62%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 504649. Member loan 504649 was requested on April 14, 2010 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$1,900 / month
Current employer:	U.S. Army	Debt-to-income ratio:	14.21%
Length of employment:	n/a	Location:	huntinton, WV

Home town:
Current & past employers:	U.S. Army
Education:

This borrower member posted the following loan description, which has not been verified:

Borrower added on 04/14/10 > personal loan for expenses

A credit bureau reported the following information about this borrower member on April 14, 2010:

Credit Score Range:	679-713	Accounts Now Delinquent:	0
Earliest Credit Line:	10/2000	Delinquent Amount:	$0.00
Open Credit Lines:	11	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	32	Months Since Last Delinquency:	30
Revolving Credit Balance:	$425.00	Public Records On File:	0
Revolving Line Utilization:	13.50%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	2

Member Payment Dependent Notes Series 504684

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
504684	$17,600	10.62%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 504684. Member loan 504684 was requested on April 14, 2010 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$5,833 / month
Current employer:	ActivIdenity	Debt-to-income ratio:	18.65%
Length of employment:	1 year	Location:	Newark, CA

Home town:
Current & past employers:	ActivIdenity
Education:

This borrower member posted the following loan description, which has not been verified:

A credit bureau reported the following information about this borrower member on April 14, 2010:

Credit Score Range:	714-749	Accounts Now Delinquent:	0
Earliest Credit Line:	04/1991	Delinquent Amount:	$0.00
Open Credit Lines:	9	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	14	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$21,596.00	Public Records On File:	0
Revolving Line Utilization:	40.40%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	0

Member Payment Dependent Notes Series 504709

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
504709	$9,600	14.96%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 504709. Member loan 504709 was requested on April 14, 2010 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$4,342 / month
Current employer:	New York Air Brake	Debt-to-income ratio:	24.67%
Length of employment:	4 years	Location:	FORT WORTH, TX

Home town:
Current & past employers:	New York Air Brake
Education:

This borrower member posted the following loan description, which has not been verified:

Borrower added on 04/14/10 > Recent pay increase, trying to eliminate credit card APR's of 28.99% Borrower added on 04/14/10 > I plan to use these funds to consolidate two credit card debts that carry intrest rates of 28.99. I have been in my current job for just under 4 years and it is within the railroad market. I am very secure in my position currently and do not feel that will change. My current monthly budget is $1838 and consolidation of these two payments would take away a little over $300 if this. I currently take home $1305 per pay period (bi-weekly) and just recently got a 5.5% pay increase. My debt to income is at about 25% most of which is my car and student loans. I appreciate anything that you can do to help relieve the nearly 30% interest I am currently paying on my credit cards and helping me take a step forward. Thank You!

A credit bureau reported the following information about this borrower member on April 14, 2010:

Credit Score Range:	660-678	Accounts Now Delinquent:	0
Earliest Credit Line:	03/2005	Delinquent Amount:	$0.00
Open Credit Lines:	7	Delinquencies (Last 2 yrs):	1
Total Credit Lines:	16	Months Since Last Delinquency:	7
Revolving Credit Balance:	$3,175.00	Public Records On File:	0
Revolving Line Utilization:	56.70%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	5

Member Payment Dependent Notes Series 504728

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
504728	$24,000	14.22%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 504728. Member loan 504728 was requested on April 14, 2010 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$14,167 / month
Current employer:		Debt-to-income ratio:	8.80%
Length of employment:	3 years	Location:	Hartford, CT

Home town:
Current & past employers:
Education:

This borrower member posted the following loan description, which has not been verified:

Borrower added on 04/15/10 > The funds will be used to consolidate existing credit card balance and to satisfy upcoming credit card charges for tax year 2009. I am a self-employed IT-based consultant with an income over 170K a year. I was helping a family member with medical expenses over this past summer with the thought that I could catchup in time for tax season. The family member is now better, but I found myself short at tax time so I have placed the balance on my credit card. What makes me a good borrower is that my income exceeds my monthly expenses (roughly $3000 for rent, utilities, etc) and I have good credit. As far as income goes, I have both current and future projects scheduled for the year and beyond. Hopefully the fact that I could remain steadily employed as a consultant during the down economy will provide some comfort in my future earning potential as well.

A credit bureau reported the following information about this borrower member on April 14, 2010:

Credit Score Range:	679-713	Accounts Now Delinquent:	0
Earliest Credit Line:	04/1973	Delinquent Amount:	$0.00
Open Credit Lines:	11	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	24	Months Since Last Delinquency:	38
Revolving Credit Balance:	$7,482.00	Public Records On File:	0
Revolving Line Utilization:	20.60%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	1

Member Payment Dependent Notes Series 504750

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
504750	$18,000	13.11%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 504750. Member loan 504750 was requested on April 14, 2010 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$7,500 / month
Current employer:	Charles River Laboratories	Debt-to-income ratio:	23.73%
Length of employment:	9 years	Location:	Worcester, MA

Home town:
Current & past employers:	Charles River Laboratories
Education:

This borrower member posted the following loan description, which has not been verified:

Borrower added on 04/14/10 > Looking to consolidate higher interest credit cards into a single loan. I am employed full time and will put all funds from this loan to this goal. I have recently transferred to a new position within the company I work for and have set personal goals to be debt free in the next 2 years. I have been employed at my current company for almost 10 years.

A credit bureau reported the following information about this borrower member on April 14, 2010:

Credit Score Range:	679-713	Accounts Now Delinquent:	0
Earliest Credit Line:	11/1994	Delinquent Amount:	$0.00
Open Credit Lines:	6	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	11	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$68,988.00	Public Records On File:	0
Revolving Line Utilization:	81.80%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	0

Member Payment Dependent Notes Series 504752

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
504752	$10,000	10.99%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 504752. Member loan 504752 was requested on April 14, 2010 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$4,583 / month
Current employer:	Maimonides Medical Center	Debt-to-income ratio:	5.02%
Length of employment:	3 years	Location:	Brooklyn, NY

Home town:
Current & past employers:	Maimonides Medical Center
Education:

This borrower member posted the following loan description, which has not been verified:

A credit bureau reported the following information about this borrower member on April 14, 2010:

Credit Score Range:	714-749	Accounts Now Delinquent:	0
Earliest Credit Line:	05/2006	Delinquent Amount:	$0.00
Open Credit Lines:	8	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	13	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$7,320.00	Public Records On File:	0
Revolving Line Utilization:	30.80%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	1

Member Payment Dependent Notes Series 504814

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
504814	$4,000	14.22%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 504814. Member loan 504814 was requested on April 17, 2010 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$1,917 / month
Current employer:	Bank of America	Debt-to-income ratio:	24.73%
Length of employment:	1 year	Location:	HUMBLE, TX

Home town:
Current & past employers:	Bank of America
Education:

This borrower member posted the following loan description, which has not been verified:

Borrower added on 04/17/10 > My loan is for moving expenses for school.

A credit bureau reported the following information about this borrower member on April 17, 2010:

Credit Score Range:	679-713	Accounts Now Delinquent:	0
Earliest Credit Line:	02/2007	Delinquent Amount:	$0.00
Open Credit Lines:	4	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	4	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$1,562.00	Public Records On File:	0
Revolving Line Utilization:	67.90%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	1

Member Payment Dependent Notes Series 504825

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
504825	$3,000	10.25%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 504825. Member loan 504825 was requested on April 15, 2010 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$2,000 / month
Current employer:	Brad Fell	Debt-to-income ratio:	4.55%
Length of employment:	4 years	Location:	LOS ANGELES, CA

Home town:
Current & past employers:	Brad Fell
Education:

This borrower member posted the following loan description, which has not been verified:

Borrower added on 04/15/10 > using to help pay off bills Borrower added on 04/15/10 > to pay off bills

A credit bureau reported the following information about this borrower member on April 15, 2010:

Credit Score Range:	714-749	Accounts Now Delinquent:	0
Earliest Credit Line:	06/2001	Delinquent Amount:	$0.00
Open Credit Lines:	3	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	5	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$107.00	Public Records On File:	0
Revolving Line Utilization:	35.70%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	2

Member Payment Dependent Notes Series 504830

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
504830	$10,000	10.62%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 504830. Member loan 504830 was requested on April 20, 2010 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$5,011 / month
Current employer:	USN	Debt-to-income ratio:	22.07%
Length of employment:	10+ years	Location:	HAMPTON, VA

Home town:
Current & past employers:	USN
Education:

This borrower member posted the following loan description, which has not been verified:

Borrower added on 04/20/10 > Loan is being used for a down payment on a mobile home park that is generating eight thousand dollars monthly income.

A credit bureau reported the following information about this borrower member on April 20, 2010:

Credit Score Range:	750-779	Accounts Now Delinquent:	0
Earliest Credit Line:	04/2004	Delinquent Amount:	$0.00
Open Credit Lines:	3	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	16	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$28.00	Public Records On File:	0
Revolving Line Utilization:	0.30%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	2

Member Payment Dependent Notes Series 504831

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
504831	$20,000	14.59%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 504831. Member loan 504831 was requested on April 14, 2010 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$4,650 / month
Current employer:	Kingdon Market, Corp	Debt-to-income ratio:	5.98%
Length of employment:	5 years	Location:	Miami, FL

Home town:
Current & past employers:	Kingdon Market, Corp
Education:

This borrower member posted the following loan description, which has not been verified:

A credit bureau reported the following information about this borrower member on April 14, 2010:

Credit Score Range:	679-713	Accounts Now Delinquent:	0
Earliest Credit Line:	08/2002	Delinquent Amount:	$0.00
Open Credit Lines:	5	Delinquencies (Last 2 yrs):	1
Total Credit Lines:	14	Months Since Last Delinquency:	8
Revolving Credit Balance:	$13,836.00	Public Records On File:	0
Revolving Line Utilization:	60.20%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	1

Member Payment Dependent Notes Series 504841

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
504841	$23,000	10.99%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 504841. Member loan 504841 was requested on April 14, 2010 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$2,917 / month
Current employer:		Debt-to-income ratio:	13.47%
Length of employment:	5 years	Location:	Jarrettsville, MD

Home town:
Current & past employers:
Education:

This borrower member posted the following loan description, which has not been verified:

A credit bureau reported the following information about this borrower member on April 14, 2010:

Credit Score Range:	714-749	Accounts Now Delinquent:	0
Earliest Credit Line:	10/1998	Delinquent Amount:	$0.00
Open Credit Lines:	5	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	17	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$14,197.00	Public Records On File:	0
Revolving Line Utilization:	55.70%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	1

Member Payment Dependent Notes Series 504845

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
504845	$12,000	13.48%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 504845. Member loan 504845 was requested on April 14, 2010 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$6,667 / month
Current employer:	Ben C gerwick	Debt-to-income ratio:	11.87%
Length of employment:	1 year	Location:	union city, CA

Home town:
Current & past employers:	Ben C gerwick
Education:

This borrower member posted the following loan description, which has not been verified:

Borrower added on 04/16/10 > My credit score is 702

A credit bureau reported the following information about this borrower member on April 14, 2010:

Credit Score Range:	679-713	Accounts Now Delinquent:	0
Earliest Credit Line:	10/2001	Delinquent Amount:	$0.00
Open Credit Lines:	13	Delinquencies (Last 2 yrs):	1
Total Credit Lines:	32	Months Since Last Delinquency:	2
Revolving Credit Balance:	$12,611.00	Public Records On File:	0
Revolving Line Utilization:	33.20%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	2

Member Payment Dependent Notes Series 504870

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
504870	$25,000	10.62%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 504870. Member loan 504870 was requested on April 15, 2010 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$4,917 / month
Current employer:	The United Methodist Church	Debt-to-income ratio:	0.53%
Length of employment:	7 years	Location:	SPOKANE, WA

Home town:
Current & past employers:	The United Methodist Church
Education:

This borrower member posted the following loan description, which has not been verified:

Borrower added on 04/15/10 > This is actually only MY financial information. I am a pastor of a church, and in essence I am "tenured" and guaranteed full-time employment as I continue in good-standing. My wife ALSO works full-time as a teacher on a continuing contract, and earns an additional $49,000+ per year, so our family's debt-to-income ratio is actually only 26.4% with this loan. Our total income is more than $9,000 per month, and our only other debt is our house payment of $1,585 per month. We have excellent credit (composite credit score over 800) and I believe are a very low-risk investment! We just don't have enough home equity to fund a HELOC or home equity loan yet, so we are looking at creative solutions to fund this project. This loan will be essentially converted into immediate equity in our home (almost dollar for dollar) by finishing our basement to provide a cohesive renovation to match our existing home - a craftsman-style rambler, built in 2001. We will be increasing from a 2478 sq. ft. (4bed/2bath) home to a 3123 sq.ft. (5bed/4bath + bonus room) home, with this necessary completion of our basement. All the bids have been completed, so we know exactly how much it will cost. We would love to have your help! Borrower added on 04/16/10 > Note: We don't have any debt besides our mortgage. We only use credit cards for reimbursed job expenses and pay them off monthly.

A credit bureau reported the following information about this borrower member on April 15, 2010:

Credit Score Range:	780+	Accounts Now Delinquent:	0
Earliest Credit Line:	11/1991	Delinquent Amount:	$0.00
Open Credit Lines:	6	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	15	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$653.00	Public Records On File:	0
Revolving Line Utilization:	1.20%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	1

Member Payment Dependent Notes Series 504916

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
504916	$2,000	14.59%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 504916. Member loan 504916 was requested on April 15, 2010 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$2,253 / month
Current employer:	Celebrity Resorts	Debt-to-income ratio:	14.60%
Length of employment:	1 year	Location:	OCOEE, FL

Home town:
Current & past employers:	Celebrity Resorts
Education:

This borrower member posted the following loan description, which has not been verified:

A credit bureau reported the following information about this borrower member on April 15, 2010:

Credit Score Range:	679-713	Accounts Now Delinquent:	0
Earliest Credit Line:	10/2006	Delinquent Amount:	$0.00
Open Credit Lines:	4	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	4	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$766.00	Public Records On File:	0
Revolving Line Utilization:	85.10%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	0

Member Payment Dependent Notes Series 504934

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
504934	$16,800	13.11%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 504934. Member loan 504934 was requested on April 15, 2010 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$8,583 / month
Current employer:	Hilton Head Regional Medical Center	Debt-to-income ratio:	24.52%
Length of employment:	4 years	Location:	Hilton Head Island, SC

Home town:
Current & past employers:	Hilton Head Regional Medical Center
Education:

This borrower member posted the following loan description, which has not been verified:

A credit bureau reported the following information about this borrower member on April 15, 2010:

Credit Score Range:	679-713	Accounts Now Delinquent:	0
Earliest Credit Line:	11/1998	Delinquent Amount:	$0.00
Open Credit Lines:	11	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	38	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$26,063.00	Public Records On File:	0
Revolving Line Utilization:	78.00%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	0

Member Payment Dependent Notes Series 504968

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
504968	$8,000	14.22%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 504968. Member loan 504968 was requested on April 16, 2010 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$11,167 / month
Current employer:	Active Organics Inc.	Debt-to-income ratio:	17.54%
Length of employment:	2 years	Location:	BRICK, NJ

Home town:
Current & past employers:	Active Organics Inc.
Education:

This borrower member posted the following loan description, which has not been verified:

Borrower added on 04/16/10 > Consolidate and pay of some high interest rate credit cards.

A credit bureau reported the following information about this borrower member on April 15, 2010:

Credit Score Range:	660-678	Accounts Now Delinquent:	0
Earliest Credit Line:	05/1993	Delinquent Amount:	$0.00
Open Credit Lines:	19	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	47	Months Since Last Delinquency:	28
Revolving Credit Balance:	$65,951.00	Public Records On File:	0
Revolving Line Utilization:	68.90%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	1

Member Payment Dependent Notes Series 504992

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
504992	$5,000	16.45%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 504992. Member loan 504992 was requested on April 15, 2010 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	OWN	Gross income:	$6,083 / month
Current employer:	Weinstein Properties	Debt-to-income ratio:	0.20%
Length of employment:	10+ years	Location:	Richmond, VA

Home town:
Current & past employers:	Weinstein Properties
Education:

This borrower member posted the following loan description, which has not been verified:

Borrower added on 04/16/10 > The company I work for is a privately owned apartment management company with 35 apartment communities in VA and NC. We own and manage our communities and employee close to 400 people. I recruit and hire sales, management and corporate talent for the company. Once the talent is hired, I provide individual onsite training and supply evaluation reporting to our regional directors. To initially set company expectations to new hires, I host quarterly classroom training for leadership, sales and customer service. Our company believes in promoting from within so my position is vital. The purpose of the loan is to turn one of my rental properties into corporate housing with some upgrades to kitchen, bath and flooring. I also intend to provide light furnishing. Although I have a decent credit rating, I am looking for a loan to also build credit since I usually purchase things outright. I have a mortgage on one property, $1370.00 per month. I owe two others outright. I have no car payment; my car is extremely reliable and relatively new, 2005. (I also have a pickup truck.) Both vehicles are $850 to insure every 6 months. My cell phone and internet service is company paid. I have no children. My utilities (gas, water, electric and groceries) average $600 per month. I have one credit card, limit $700, I use for small purchases and pay off monthly. No loans currently. Additional information-I have 2 checking accounts, one bank savings account, an immigrant savings account and a 401K. These total 48K. As I stated previously, the purpose of lending is to improve a rental and to build some additional credit while keeping my savings. I prefer to move forward with an unsecured loan because of the time frame to gain approval for a mortgage and changing mortgage regulations, especially on secondary or rental residences.

A credit bureau reported the following information about this borrower member on April 15, 2010:

Credit Score Range:	679-713	Accounts Now Delinquent:	0
Earliest Credit Line:	11/1998	Delinquent Amount:	$0.00
Open Credit Lines:	2	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	10	Months Since Last Delinquency:	54
Revolving Credit Balance:	$401.00	Public Records On File:	0
Revolving Line Utilization:	57.30%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	0

Member Payment Dependent Notes Series 505076

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
505076	$18,000	10.62%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 505076. Member loan 505076 was requested on April 15, 2010 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$6,667 / month
Current employer:	Madison Public Library	Debt-to-income ratio:	4.33%
Length of employment:	10+ years	Location:	Painesville, OH

Home town:
Current & past employers:	Madison Public Library
Education:

This borrower member posted the following loan description, which has not been verified:

Borrower added on 04/16/10 > Paying off 24 new windows that are currently on a 0% credit card. The teaser rate goes away in June.

A credit bureau reported the following information about this borrower member on April 14, 2010:

Credit Score Range:	714-749	Accounts Now Delinquent:	0
Earliest Credit Line:	03/1986	Delinquent Amount:	$0.00
Open Credit Lines:	10	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	31	Months Since Last Delinquency:	54
Revolving Credit Balance:	$27,361.00	Public Records On File:	0
Revolving Line Utilization:	30.20%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	4

Member Payment Dependent Notes Series 505088

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
505088	$25,000	10.62%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 505088. Member loan 505088 was requested on April 15, 2010 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$12,500 / month
Current employer:		Debt-to-income ratio:	8.28%
Length of employment:	4 years	Location:	Culpeper, VA

Home town:
Current & past employers:
Education:

This borrower member posted the following loan description, which has not been verified:

A credit bureau reported the following information about this borrower member on April 15, 2010:

Credit Score Range:	714-749	Accounts Now Delinquent:	0
Earliest Credit Line:	12/1994	Delinquent Amount:	$0.00
Open Credit Lines:	8	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	19	Months Since Last Delinquency:	31
Revolving Credit Balance:	$12,149.00	Public Records On File:	0
Revolving Line Utilization:	35.10%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	0

Member Payment Dependent Notes Series 505096

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
505096	$7,000	14.59%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 505096. Member loan 505096 was requested on April 15, 2010 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	OWN	Gross income:	$2,917 / month
Current employer:	hatteras press co	Debt-to-income ratio:	8.71%
Length of employment:	2 years	Location:	tinton falls, NJ

Home town:
Current & past employers:	hatteras press co
Education:

This borrower member posted the following loan description, which has not been verified:

Borrower added on 04/15/10 > 2008 atv can am renegade x low hours like new know the present owner is worth well over 10,000.00 at present Borrower added on 04/19/10 > Will be paid off within 5 months. Bike is worth 10,000 and am personal friends with current owner. Thank you very much.

A credit bureau reported the following information about this borrower member on April 15, 2010:

Credit Score Range:	660-678	Accounts Now Delinquent:	0
Earliest Credit Line:	12/2005	Delinquent Amount:	$0.00
Open Credit Lines:	7	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	9	Months Since Last Delinquency:	29
Revolving Credit Balance:	$387.00	Public Records On File:	0
Revolving Line Utilization:	14.90%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	0

Member Payment Dependent Notes Series 505111

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
505111	$25,000	16.45%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 505111. Member loan 505111 was requested on April 15, 2010 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$6,097 / month
Current employer:	Omni Orthopaedics	Debt-to-income ratio:	17.94%
Length of employment:	10+ years	Location:	Alliance, OH

Home town:
Current & past employers:	Omni Orthopaedics
Education:

This borrower member posted the following loan description, which has not been verified:

Borrower added on 04/16/10 > In order to retire at the end of this school year, my wife, who is a teacher, needs to buy back three years of service for about $30,500. This figure has been verified by the STRS the Ohio Retirement system. If the lender would so desire, the loan could be paid back on a short term since my wife can get a plop payment to pay the loan back, and this can be verified (through letter, etc.) by the STRS. Her retirement date if she can get the cash to purchase three years would be July 1, 2010. The STRS indicated the turn around time would be very short, less than or about three months, so the money (of course, plus interest) could be agreed to be paid back as soon as the STRS plop payment is received. Thank you very much!

A credit bureau reported the following information about this borrower member on April 15, 2010:

Credit Score Range:	679-713	Accounts Now Delinquent:	0
Earliest Credit Line:	01/1996	Delinquent Amount:	$0.00
Open Credit Lines:	6	Delinquencies (Last 2 yrs):	2
Total Credit Lines:	29	Months Since Last Delinquency:	10
Revolving Credit Balance:	$0.00	Public Records On File:	1
Revolving Line Utilization:	0.00%	Months Since Last Record:	87
Inquiries in the Last 6 Months:	0

Member Payment Dependent Notes Series 505133

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
505133	$12,000	10.25%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 505133. Member loan 505133 was requested on April 16, 2010 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$4,054 / month
Current employer:	BBVA Compass	Debt-to-income ratio:	13.64%
Length of employment:	1 year	Location:	BIRMINGHAM, AL

Home town:
Current & past employers:	BBVA Compass
Education:

This borrower member posted the following loan description, which has not been verified:

A credit bureau reported the following information about this borrower member on April 16, 2010:

Credit Score Range:	714-749	Accounts Now Delinquent:	0
Earliest Credit Line:	03/2000	Delinquent Amount:	$0.00
Open Credit Lines:	10	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	17	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$13,039.00	Public Records On File:	0
Revolving Line Utilization:	31.00%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	0

Member Payment Dependent Notes Series 505231

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
505231	$9,000	14.59%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 505231. Member loan 505231 was requested on April 15, 2010 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$4,167 / month
Current employer:	nypd	Debt-to-income ratio:	17.02%
Length of employment:	2 years	Location:	bronx, NY

Home town:
Current & past employers:	nypd
Education:

This borrower member posted the following loan description, which has not been verified:

Borrower added on 04/15/10 > i am a new york city police officer and really need the loan to further my eduation as a nurse so that i will be able to work 2 jobs and let my single mother retire.

A credit bureau reported the following information about this borrower member on April 15, 2010:

Credit Score Range:	660-678	Accounts Now Delinquent:	0
Earliest Credit Line:	01/1994	Delinquent Amount:	$0.00
Open Credit Lines:	15	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	23	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$8,451.00	Public Records On File:	0
Revolving Line Utilization:	19.70%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	2

Member Payment Dependent Notes Series 505253

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
505253	$25,000	11.36%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 505253. Member loan 505253 was requested on April 16, 2010 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$6,833 / month
Current employer:	NIH/NIAID	Debt-to-income ratio:	17.15%
Length of employment:	10+ years	Location:	Bowie, MD

Home town:
Current & past employers:	NIH/NIAID
Education:

This borrower member posted the following loan description, which has not been verified:

A credit bureau reported the following information about this borrower member on April 16, 2010:

Credit Score Range:	714-749	Accounts Now Delinquent:	0
Earliest Credit Line:	03/1996	Delinquent Amount:	$0.00
Open Credit Lines:	8	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	27	Months Since Last Delinquency:	78
Revolving Credit Balance:	$29,058.00	Public Records On File:	0
Revolving Line Utilization:	67.40%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	0

Member Payment Dependent Notes Series 505254

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
505254	$22,750	11.36%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 505254. Member loan 505254 was requested on April 16, 2010 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$4,883 / month
Current employer:	First Baptist Church Colbert Heights	Debt-to-income ratio:	24.66%
Length of employment:	5 years	Location:	Tuscumbia, AL

Home town:
Current & past employers:	First Baptist Church Colbert Heights
Education:

This borrower member posted the following loan description, which has not been verified:

Borrower added on 04/16/10 > This loan is to consolidate debt incurred from completing my seminary degree and my wife's master's degree in nursing.

A credit bureau reported the following information about this borrower member on April 16, 2010:

Credit Score Range:	714-749	Accounts Now Delinquent:	0
Earliest Credit Line:	03/1998	Delinquent Amount:	$0.00
Open Credit Lines:	8	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	37	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$1,449.00	Public Records On File:	0
Revolving Line Utilization:	29.60%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	1

Member Payment Dependent Notes Series 505259

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
505259	$6,000	6.76%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 505259. Member loan 505259 was requested on April 21, 2010 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$10,000 / month
Current employer:	Boston Medical Center	Debt-to-income ratio:	8.22%
Length of employment:	4 years	Location:	Jamaica Plain, MA

Home town:
Current & past employers:	Boston Medical Center
Education:

This borrower member posted the following loan description, which has not been verified:

Borrower added on 04/21/10 > We're selling our condo, and just need a little help to meet all the closing costs in this down market. Both of us are in medicine and at the end of our residency, which means we will finally be done with training and able to earn a doctor's salary, making us confident that we will be able to pay this loan off. Employment for doctors is very stable, and we always set up automatic payments, making us reliable borrowers.

A credit bureau reported the following information about this borrower member on April 16, 2010:

Credit Score Range:	780+	Accounts Now Delinquent:	0
Earliest Credit Line:	02/1998	Delinquent Amount:	$0.00
Open Credit Lines:	10	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	30	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$1,640.00	Public Records On File:	0
Revolving Line Utilization:	6.70%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	0

Member Payment Dependent Notes Series 505273

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
505273	$8,200	13.11%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 505273. Member loan 505273 was requested on April 17, 2010 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$4,583 / month
Current employer:	centria	Debt-to-income ratio:	15.88%
Length of employment:	9 years	Location:	ambridge, PA

Home town:
Current & past employers:	centria
Education:

This borrower member posted the following loan description, which has not been verified:

Borrower added on 04/17/10 > my monthly budget is $1250.00 Borrower added on 04/22/10 > 97 jaguar xj6 first toy i thank all the members if i dont get the loan so be it its time to look elsewere

A credit bureau reported the following information about this borrower member on April 16, 2010:

Credit Score Range:	679-713	Accounts Now Delinquent:	0
Earliest Credit Line:	11/1995	Delinquent Amount:	$0.00
Open Credit Lines:	6	Delinquencies (Last 2 yrs):	1
Total Credit Lines:	11	Months Since Last Delinquency:	9
Revolving Credit Balance:	$2,019.00	Public Records On File:	0
Revolving Line Utilization:	31.50%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	0

Member Payment Dependent Notes Series 505300

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
505300	$12,000	10.25%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 505300. Member loan 505300 was requested on April 16, 2010 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$7,752 / month
Current employer:	South Beach	Debt-to-income ratio:	22.22%
Length of employment:	2 years	Location:	New York, NY

Home town:
Current & past employers:	South Beach
Education:

This borrower member posted the following loan description, which has not been verified:

Borrower added on 04/16/10 > This loan will be used to pay off credit card debt I amassed while I was an undergraduate student. I had financed my education without the support of family or friends. Please be aware that I also worked during my college years -- with some weeks approaching full time hours, while balancing a full time course load at school. Credit cards helped finance car repairs, books, supplies, and other fixed and incidental costs. ??? My financial situation is much improved since graduating, as I am employed as a registered nurse. I also recently completed a graduate degree to practice as an advanced practice registered nurse (also known as a nurse practitioner). Fortunately, I was able to complete my graduate degree without assuming additional credit card debt. I am a good candidate for this loan for the following reasons: 1) I have an excellent FICO score; 2) I am committed to improving my overall financial circumstances; and, 3) given that I work in the health care industry as a clinician, my employment is virtually recession-proof.

A credit bureau reported the following information about this borrower member on March 26, 2010:

Credit Score Range:	714-749	Accounts Now Delinquent:	0
Earliest Credit Line:	06/1996	Delinquent Amount:	$0.00
Open Credit Lines:	12	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	23	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$12,299.00	Public Records On File:	1
Revolving Line Utilization:	31.10%	Months Since Last Record:	51
Inquiries in the Last 6 Months:	0

Member Payment Dependent Notes Series 505326

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
505326	$20,000	9.88%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 505326. Member loan 505326 was requested on April 20, 2010 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$5,833 / month
Current employer:	Stryker Communications	Debt-to-income ratio:	14.45%
Length of employment:	1 year	Location:	Reading, PA

Home town:
Current & past employers:	Stryker Communications
Education:

This borrower member posted the following loan description, which has not been verified:

Borrower added on 04/20/10 > Debt Consolidation. Just sold house and needed a loan for closing costs and payoff small balance on 2 credit cards. Borrower added on 04/20/10 > Debt consolidation. Just sold house, needed funds to pay closing costs and small balances on 2 credit cards.

A credit bureau reported the following information about this borrower member on April 16, 2010:

Credit Score Range:	750-779	Accounts Now Delinquent:	0
Earliest Credit Line:	12/1998	Delinquent Amount:	$0.00
Open Credit Lines:	10	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	24	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$7,952.00	Public Records On File:	0
Revolving Line Utilization:	21.20%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	3

Member Payment Dependent Notes Series 505343

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
505343	$19,000	14.22%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 505343. Member loan 505343 was requested on April 16, 2010 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$4,800 / month
Current employer:	F&FA LLC	Debt-to-income ratio:	24.33%
Length of employment:	4 years	Location:	Naples, FL

Home town:
Current & past employers:	F&FA LLC
Education:

This borrower member posted the following loan description, which has not been verified:

Borrower added on 04/16/10 > I'll pay Delas balances credit cards because the costs have increased incredibly to me I have never past due one day in my duties I am very organized and will put into a revenue and expenditure budget will you hagoun annualized monthly strict control. I am a Licensed General Contrator Florida, and I have afortuadamente permanent job.

A credit bureau reported the following information about this borrower member on April 16, 2010:

Credit Score Range:	679-713	Accounts Now Delinquent:	0
Earliest Credit Line:	01/2003	Delinquent Amount:	$0.00
Open Credit Lines:	9	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	16	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$18,762.00	Public Records On File:	0
Revolving Line Utilization:	78.20%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	1

Member Payment Dependent Notes Series 505365

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
505365	$8,000	16.07%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 505365. Member loan 505365 was requested on April 17, 2010 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$4,417 / month
Current employer:	Bentonville Public Schools	Debt-to-income ratio:	19.15%
Length of employment:	4 years	Location:	JOPLIN, MO

Home town:
Current & past employers:	Bentonville Public Schools
Education:

This borrower member posted the following loan description, which has not been verified:

Borrower added on 04/17/10 > I am renovating my swimming pool. Borrower added on 04/17/10 > I am renovating my swimming pool. I own my home and have taught special education for five years. I have two room mates who split my housing costs and I have no dependents. My budget allows me to finance this remodel and I have a very good payment history. Thank you.

A credit bureau reported the following information about this borrower member on April 16, 2010:

Credit Score Range:	679-713	Accounts Now Delinquent:	0
Earliest Credit Line:	08/1998	Delinquent Amount:	$0.00
Open Credit Lines:	25	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	41	Months Since Last Delinquency:	40
Revolving Credit Balance:	$4,698.00	Public Records On File:	0
Revolving Line Utilization:	52.00%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	1

Member Payment Dependent Notes Series 505369

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
505369	$8,000	11.36%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 505369. Member loan 505369 was requested on April 19, 2010 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$3,833 / month
Current employer:	State of Delaware	Debt-to-income ratio:	4.54%
Length of employment:	10+ years	Location:	Dover, DE

Home town:
Current & past employers:	State of Delaware
Education:

This borrower member posted the following loan description, which has not been verified:

Borrower added on 04/19/10 > Employed w/State Agency for over 22 yrs, use loan for debt consolidation-pay off all credit cards. Monthly bills, $651.00, if all credit cards paid off. Always pay bills on time.

A credit bureau reported the following information about this borrower member on April 16, 2010:

Credit Score Range:	679-713	Accounts Now Delinquent:	0
Earliest Credit Line:	01/1990	Delinquent Amount:	$0.00
Open Credit Lines:	6	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	8	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$5,326.00	Public Records On File:	0
Revolving Line Utilization:	75.00%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	1

Member Payment Dependent Notes Series 505372

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
505372	$15,500	16.45%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 505372. Member loan 505372 was requested on April 16, 2010 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$34,583 / month
Current employer:	CBS Films	Debt-to-income ratio:	0.68%
Length of employment:	2 years	Location:	albuquerque, NM

Home town:
Current & past employers:	CBS Films
Education:

This borrower member posted the following loan description, which has not been verified:

Borrower added on 04/16/10 > Looking to consolidate high interest rate cc into one payment. Solid person here, well qualified reliable payback.

A credit bureau reported the following information about this borrower member on April 16, 2010:

Credit Score Range:	660-678	Accounts Now Delinquent:	0
Earliest Credit Line:	10/1993	Delinquent Amount:	$0.00
Open Credit Lines:	11	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	31	Months Since Last Delinquency:	43
Revolving Credit Balance:	$11,886.00	Public Records On File:	0
Revolving Line Utilization:	56.30%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	2

Member Payment Dependent Notes Series 505411

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
505411	$10,000	11.36%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 505411. Member loan 505411 was requested on April 16, 2010 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	OWN	Gross income:	$4,583 / month
Current employer:	The NPD Group	Debt-to-income ratio:	1.53%
Length of employment:	4 years	Location:	Queens Village, NY

Home town:
Current & past employers:	The NPD Group
Education:

This borrower member posted the following loan description, which has not been verified:

A credit bureau reported the following information about this borrower member on April 16, 2010:

Credit Score Range:	679-713	Accounts Now Delinquent:	0
Earliest Credit Line:	11/2001	Delinquent Amount:	$0.00
Open Credit Lines:	9	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	14	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$11,890.00	Public Records On File:	0
Revolving Line Utilization:	51.90%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	2

Member Payment Dependent Notes Series 505416

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
505416	$7,000	14.59%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 505416. Member loan 505416 was requested on April 17, 2010 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$3,496 / month
Current employer:	City of Boulder	Debt-to-income ratio:	17.05%
Length of employment:	8 years	Location:	DACONO, CO

Home town:
Current & past employers:	City of Boulder
Education:

This borrower member posted the following loan description, which has not been verified:

Borrower added on 04/17/10 > We would like to get a loan so that we can pay of the debit that we have, make some home improvements that are much needed, and have money to continue education. This amout of money would allow us to do just that and would be a welcome aid to helping us succed. Thank you for your consideration.

A credit bureau reported the following information about this borrower member on April 17, 2010:

Credit Score Range:	660-678	Accounts Now Delinquent:	0
Earliest Credit Line:	08/1999	Delinquent Amount:	$0.00
Open Credit Lines:	6	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	16	Months Since Last Delinquency:	33
Revolving Credit Balance:	$317.00	Public Records On File:	0
Revolving Line Utilization:	28.80%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	1

Member Payment Dependent Notes Series 505431

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
505431	$12,000	7.88%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 505431. Member loan 505431 was requested on April 17, 2010 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$4,167 / month
Current employer:	ATRI	Debt-to-income ratio:	19.75%
Length of employment:	1 year	Location:	Apt H103, GA

Home town:
Current & past employers:	ATRI
Education:

This borrower member posted the following loan description, which has not been verified:

Borrower added on 04/17/10 > Debt Consolidation Borrower added on 04/18/10 > My wife and I have several credit cards left over from college that we want to consolidate into one, lower-interest loan. Despite almost always having made larger-than-minimum payments on time (I missed a payment two years ago by 3 days, which is why the company was able to do the following), one of my credit cards recently decided to increase my interest rate to ~28%, presumably in an effort to prop up the company's profitability. Since it was a given that we would transfer that debt to another lender, we thought we might as well consolidate the remaining cards into a single payment.

A credit bureau reported the following information about this borrower member on April 16, 2010:

Credit Score Range:	714-749	Accounts Now Delinquent:	0
Earliest Credit Line:	06/2001	Delinquent Amount:	$0.00
Open Credit Lines:	11	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	20	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$3,379.00	Public Records On File:	0
Revolving Line Utilization:	25.20%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	0

Member Payment Dependent Notes Series 505437

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
505437	$14,500	7.51%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 505437. Member loan 505437 was requested on April 16, 2010 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$8,133 / month
Current employer:	Registration Control Systems	Debt-to-income ratio:	19.56%
Length of employment:	10+ years	Location:	Bend, OR

Home town:
Current & past employers:	Registration Control Systems
Education:

This borrower member posted the following loan description, which has not been verified:

A credit bureau reported the following information about this borrower member on April 16, 2010:

Credit Score Range:	780+	Accounts Now Delinquent:	0
Earliest Credit Line:	08/1982	Delinquent Amount:	$0.00
Open Credit Lines:	10	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	22	Months Since Last Delinquency:	64
Revolving Credit Balance:	$53,404.00	Public Records On File:	0
Revolving Line Utilization:	54.10%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	1

Member Payment Dependent Notes Series 505472

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
505472	$16,000	13.11%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 505472. Member loan 505472 was requested on April 16, 2010 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$3,600 / month
Current employer:	Toshiba America Medical Systems, Inc.	Debt-to-income ratio:	22.97%
Length of employment:	10+ years	Location:	Diamond Bar, CA

Home town:
Current & past employers:	Toshiba America Medical Systems, Inc.
Education:

This borrower member posted the following loan description, which has not been verified:

Borrower added on 04/16/10 > Hello Investors. I am in desperate need of your funding help. I am a responsible parent/father/husband who is trying to get rid of his credit cards. I am living each month paycheck-to-paycheck of paying all my bills, but am left with hardly any funds to save for my 2 kids, Madison and Cameron. We are only left with a mere $200 if that for food and necessities. My wife and I are wanting to get ahead of these stupid credit cards, but we can't because of all the high interest rates the card companies charge us. We have been cutting a lot of corners to find a way to free up money, no telephone, lowering minutes on cellular phone. Saving energy by turning off the extra lights at home, using those new energy saving light bulbs. Eating at home and becoming healthier, we actually lost weight in doing so. With your assistance we can achieve a better and a more frugal lifestyle by paying off our Lending Club account in 3 years rather than 10-15 with just the minimun. To add, we will also be able to save more money for our family and our kids future by starting a school trust. Thank you and God Bless. Borrower added on 04/17/10 > Amounts to be applied to loan for 95% Credit Card payoff with high interest rates. All balances are current as of 04/17/2010 Card #1, $4,329.28@31.99%=$155.00 mo. min, I send $300.00 per month electronically. Card #2, $3,157.79@25.24%=$84.09 mo. min, I send $100.00 per month elec. Card #3, $5,844.22@22.24%=$174.00 mo. min, I send $300.00 per month elec. Card #4, $3,608.69@10.9%=$105.00 mo. min, I send $200.00 per month elec. (CORRECTED BALANCE AND INTEREST RATE) Total Credit Card balances to pay off, $16,939.98 Total Credit Cards payments per month $900.00 Other debts that could not be a part of my consolidation. Revolving credit accounts. Gas card Expense $300.00 (paid off on time) per month. JCP Dept. Store Credit Card, $661.03@23.99%=$33.00 BestBuy/HSBC, Christmas purchase, $204.43@0% interest for 1 year=$50.00 min. PCI credit account (small home improvement purchase), $1,800.62@23.144%=$96.00 mo. (automatic payment) NBT bank (Daughter???s braces), $4,001.04/36 monthly payments of $111.14 Total per month on Credit Accounts, $590.14 Remaining expenses. Home Mortgage (purchased 03/2002) principal balance of $198,000.00 @5.25% 7/1 ARM (3years remaining), Monthly payment of $1,105.11 2nd Mortgage - $29,938.76@1.25+prime= $127.20, I send $200.00 per month. (approx. on interest) Home Owners Association $240.00 per month. Electricity $40.00 per month on average. Gas co. $36.00 per month on average. Auto and Condo. Insurance $118.00 per month. Life Insurance, $46.00 per mon. Home Warranty service, $35.00 per month. Verizon Fios $100.00 per month AT&T wireless $87.00 per month. Total on Remaining expenses $2,007.11 Grand Total all expenses per month, $3,497.25 Based on my income (take home pay) of approx. $3,600.00 Our family is left with $102.75 for groceries, family night outs, vacation, and anything to involve surviving. Borrower added on 04/17/10 > Credit Card #1 - HSBC Credit Card, Credit Limit of $5,000.00 Credit Card #2 - Sears Premier MasterCard, Credit Limit of $9,000.00 Credit Card #3 - Target Visa Credit Card, Credit Limit of $6,100.00 Credit Card #4 - Credit Union of Southern Cal., Credit Limit of $3,500.00 Borrower added on 04/17/10 > Transportation, in case anyone would like to ask, are completely 100% owned. No car payments. Cars owned: 1990 Acura Integra, approx. cash value $1,800.00 2005 Hyundai Santa Fe, approx. cash value $5,000.00 Additional income My wife does work, she is a part time employee with Brea United Methodist Pre-School, she is a pre-school teacher aide. Approx. take home pay per month avg. $600.00 - $800.00 per month.

A credit bureau reported the following information about this borrower member on April 16, 2010:

Credit Score Range:	679-713	Accounts Now Delinquent:	0
Earliest Credit Line:	10/1993	Delinquent Amount:	$0.00
Open Credit Lines:	15	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	25	Months Since Last Delinquency:	65
Revolving Credit Balance:	$20,195.00	Public Records On File:	0
Revolving Line Utilization:	46.40%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	0

Member Payment Dependent Notes Series 505512

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
505512	$10,000	9.88%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 505512. Member loan 505512 was requested on April 16, 2010 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$3,333 / month
Current employer:	At Your Service Cincinnati Ltd.	Debt-to-income ratio:	15.21%
Length of employment:	8 years	Location:	CINCINNATI, OH

Home town:
Current & past employers:	At Your Service Cincinnati Ltd.
Education:

This borrower member posted the following loan description, which has not been verified:

Borrower added on 04/16/10 > I am a self-employed virtual assistant. I am trying to establish credit in my own name. (I am married; my husband pays our mortgage -- it is in his name) I want to use the proceeds of this loan for paying off an outstanding credit card and making a major purchase.

A credit bureau reported the following information about this borrower member on April 16, 2010:

Credit Score Range:	714-749	Accounts Now Delinquent:	0
Earliest Credit Line:	08/1988	Delinquent Amount:	$0.00
Open Credit Lines:	7	Delinquencies (Last 2 yrs):	1
Total Credit Lines:	15	Months Since Last Delinquency:	22
Revolving Credit Balance:	$20,801.00	Public Records On File:	0
Revolving Line Utilization:	26.30%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	0

Member Payment Dependent Notes Series 505520

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
505520	$12,000	10.62%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 505520. Member loan 505520 was requested on April 16, 2010 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$6,500 / month
Current employer:	St. Joseph Medical Center	Debt-to-income ratio:	10.88%
Length of employment:	5 years	Location:	Stockton, CA

Home town:
Current & past employers:	St. Joseph Medical Center
Education:

This borrower member posted the following loan description, which has not been verified:

Borrower added on 04/16/10 > This loan will be use entirely to consolidate credit card debts with high interest rates. I have no car payments. I am trying to save to buy a home by the end of this year. A one low monthly payment will help me get started to reach my goal. THANKS!

A credit bureau reported the following information about this borrower member on April 16, 2010:

Credit Score Range:	714-749	Accounts Now Delinquent:	0
Earliest Credit Line:	04/2004	Delinquent Amount:	$0.00
Open Credit Lines:	11	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	24	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$10,730.00	Public Records On File:	0
Revolving Line Utilization:	66.20%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	1

Member Payment Dependent Notes Series 505526

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
505526	$20,000	10.62%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 505526. Member loan 505526 was requested on April 20, 2010 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	OWN	Gross income:	$12,500 / month
Current employer:		Debt-to-income ratio:	4.43%
Length of employment:	3 years	Location:	springfield, PA

Home town:
Current & past employers:
Education:

This borrower member posted the following loan description, which has not been verified:

A credit bureau reported the following information about this borrower member on April 16, 2010:

Credit Score Range:	750-779	Accounts Now Delinquent:	0
Earliest Credit Line:	12/1994	Delinquent Amount:	$0.00
Open Credit Lines:	5	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	21	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$8,953.00	Public Records On File:	0
Revolving Line Utilization:	72.20%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	3

Member Payment Dependent Notes Series 505538

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
505538	$25,000	10.99%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 505538. Member loan 505538 was requested on April 16, 2010 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$9,000 / month
Current employer:		Debt-to-income ratio:	12.47%
Length of employment:	10+ years	Location:	sanfrancisco, CA

Home town:
Current & past employers:
Education:

This borrower member posted the following loan description, which has not been verified:

A credit bureau reported the following information about this borrower member on April 16, 2010:

Credit Score Range:	714-749	Accounts Now Delinquent:	0
Earliest Credit Line:	08/1991	Delinquent Amount:	$0.00
Open Credit Lines:	10	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	37	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$29,756.00	Public Records On File:	0
Revolving Line Utilization:	38.70%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	0

Member Payment Dependent Notes Series 505546

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
505546	$15,000	13.85%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 505546. Member loan 505546 was requested on April 16, 2010 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$7,500 / month
Current employer:	Township of Verona	Debt-to-income ratio:	15.68%
Length of employment:	5 years	Location:	Verona, NJ

Home town:
Current & past employers:	Township of Verona
Education:

This borrower member posted the following loan description, which has not been verified:

Borrower added on 04/16/10 > I am a 27 year old Iraq vet who is trying to get out of debt (I know I spelled debt wrong on the loan description but can't figure out how to fix it). I was divorced during my second deployment to Iraq and she took everything. I am trying to get rid of all the credit card debt but the APR is so high that I am paying more interest then principle. Please help me with this debt consolidation. Thank you. Borrower added on 04/18/10 > I have a delinquency on my credit report and somebody asked what it was and I apologize for not getting back to them. Ill explain here. It was a 30 day late payment on a credit card. It was a card that I didn't realize I had an outstanding balance on while I was in Iraq. Due to not being able to get mail while away at the time it became a late payment till I was made aware of it.

A credit bureau reported the following information about this borrower member on April 16, 2010:

Credit Score Range:	679-713	Accounts Now Delinquent:	0
Earliest Credit Line:	12/2000	Delinquent Amount:	$0.00
Open Credit Lines:	10	Delinquencies (Last 2 yrs):	1
Total Credit Lines:	17	Months Since Last Delinquency:	10
Revolving Credit Balance:	$20,759.00	Public Records On File:	0
Revolving Line Utilization:	78.60%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	0

Member Payment Dependent Notes Series 505578

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
505578	$15,000	9.88%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 505578. Member loan 505578 was requested on April 17, 2010 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$5,083 / month
Current employer:	pacific coast realty services	Debt-to-income ratio:	8.48%
Length of employment:	10+ years	Location:	chino, CA

Home town:
Current & past employers:	pacific coast realty services
Education:

This borrower member posted the following loan description, which has not been verified:

Borrower added on 04/19/10 > I had established my credit history since 1995. Since that time, I have never been late or miss a payment. I have been working with my jobs for 12 years and has no issue staying for years to come. Thank you for trusting me and funding this account. If you any questions, please don???t hesitate to ask.

A credit bureau reported the following information about this borrower member on April 17, 2010:

Credit Score Range:	750-779	Accounts Now Delinquent:	0
Earliest Credit Line:	09/1995	Delinquent Amount:	$0.00
Open Credit Lines:	8	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	25	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$29,109.00	Public Records On File:	0
Revolving Line Utilization:	14.40%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	0

Member Payment Dependent Notes Series 505579

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
505579	$15,000	12.73%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 505579. Member loan 505579 was requested on April 17, 2010 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$4,120 / month
Current employer:		Debt-to-income ratio:	18.96%
Length of employment:	n/a	Location:	Bronx, NY

Home town:
Current & past employers:
Education:

This borrower member posted the following loan description, which has not been verified:

Borrower added on 04/17/10 > Dear Lenders, even though I have being paying my biils on time, I would like to eliminate the monthly payments as much as possible and at the same time eliminate higher APR from Credit Cards. This will make my life easier.. Thank you

A credit bureau reported the following information about this borrower member on April 17, 2010:

Credit Score Range:	679-713	Accounts Now Delinquent:	0
Earliest Credit Line:	10/1990	Delinquent Amount:	$0.00
Open Credit Lines:	16	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	24	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$20,526.00	Public Records On File:	1
Revolving Line Utilization:	53.00%	Months Since Last Record:	107
Inquiries in the Last 6 Months:	0

Member Payment Dependent Notes Series 505580

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
505580	$10,000	14.59%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 505580. Member loan 505580 was requested on April 17, 2010 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$10,000 / month
Current employer:	techno acoustics	Debt-to-income ratio:	9.70%
Length of employment:	10+ years	Location:	tamiment, PA

Home town:
Current & past employers:	techno acoustics
Education:

This borrower member posted the following loan description, which has not been verified:

A credit bureau reported the following information about this borrower member on April 17, 2010:

Credit Score Range:	660-678	Accounts Now Delinquent:	0
Earliest Credit Line:	01/1991	Delinquent Amount:	$0.00
Open Credit Lines:	9	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	21	Months Since Last Delinquency:	30
Revolving Credit Balance:	$4,786.00	Public Records On File:	0
Revolving Line Utilization:	48.30%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	1

Member Payment Dependent Notes Series 505588

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
505588	$25,000	12.73%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 505588. Member loan 505588 was requested on April 17, 2010 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$7,500 / month
Current employer:	Vestas Wind Technologies	Debt-to-income ratio:	15.55%
Length of employment:	3 years	Location:	Portland, OR

Home town:
Current & past employers:	Vestas Wind Technologies
Education:

This borrower member posted the following loan description, which has not been verified:

Borrower added on 04/17/10 > Low risk $100K+ finance proefessional seeking to consolidate in order to lower overall interest rates and get away from the inefficiency of big banks. Please don't hesitate to contact with any questions. Thanks.

A credit bureau reported the following information about this borrower member on April 17, 2010:

Credit Score Range:	714-749	Accounts Now Delinquent:	0
Earliest Credit Line:	05/1992	Delinquent Amount:	$0.00
Open Credit Lines:	6	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	23	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$52,344.00	Public Records On File:	0
Revolving Line Utilization:	86.00%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	0

Member Payment Dependent Notes Series 505608

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
505608	$10,000	15.70%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 505608. Member loan 505608 was requested on April 17, 2010 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$6,302 / month
Current employer:		Debt-to-income ratio:	24.34%
Length of employment:	10+ years	Location:	Towson, MD

Home town:
Current & past employers:
Education:

This borrower member posted the following loan description, which has not been verified:

Borrower added on 04/17/10 > My business is an interior design workroom that has been in business for 27 years. Setting up a resource library for my designers and expanding the number of suppliers with which we do business.

A credit bureau reported the following information about this borrower member on April 17, 2010:

Credit Score Range:	660-678	Accounts Now Delinquent:	0
Earliest Credit Line:	07/1972	Delinquent Amount:	$0.00
Open Credit Lines:	13	Delinquencies (Last 2 yrs):	1
Total Credit Lines:	20	Months Since Last Delinquency:	4
Revolving Credit Balance:	$28,684.00	Public Records On File:	0
Revolving Line Utilization:	74.70%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	0

Member Payment Dependent Notes Series 505609

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
505609	$12,000	14.96%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 505609. Member loan 505609 was requested on April 17, 2010 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$8,503 / month
Current employer:	McKesson Corporation	Debt-to-income ratio:	13.23%
Length of employment:	9 years	Location:	CHICAGO, IL

Home town:
Current & past employers:	McKesson Corporation
Education:

This borrower member posted the following loan description, which has not been verified:

A credit bureau reported the following information about this borrower member on April 17, 2010:

Credit Score Range:	660-678	Accounts Now Delinquent:	0
Earliest Credit Line:	10/1992	Delinquent Amount:	$0.00
Open Credit Lines:	12	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	20	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$16,597.00	Public Records On File:	0
Revolving Line Utilization:	94.60%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	1

Member Payment Dependent Notes Series 505615

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
505615	$20,500	13.11%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 505615. Member loan 505615 was requested on April 17, 2010 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$3,333 / month
Current employer:	First medical management	Debt-to-income ratio:	17.07%
Length of employment:	5 years	Location:	Harbor city, CA

Home town:
Current & past employers:	First medical management
Education:

This borrower member posted the following loan description, which has not been verified:

Borrower added on 04/18/10 > I am currently employed by a great company, I have been with the company for five years now. I as well am now opening a small company, the nature of the business is rare and vintage collectibles, I will be selling vintage toys and collectibles from the 1950's 60's and 70's era, some of the itmes are vintage pedal cars, famous dolls that boys and girls played with, vintage pinball machines, famous name brand soda machines, original and reproduction science fiction toys and models, original horror film monster models,statue busts, original vintage trains. We also are going to raise the bar and do things a bit different then our competitors, we are offering buy and sell as well as trades, somewhat like a pawn shop, also we are offering complete restoration of vintage rare items that are restorable. Are main target is to all customers and very much encourge todays Baby Boomers! I want people to come into our store and see items that they had as a child or wish they had as as child but could not afford at that time. The business has been in the works for three years now and I feel it is time to get it off the ground, with a network of resources such as a physical store so people can come in and experience the days of yester years, also a website so people from all over may purchase online, an online auction store available through other resources so that our items may be auctioned continously for continious revenue. With all this planned we expect to receive 10,000. dollars plus monthly in sales and hoping to make more than that with all of our outside resources. As of now several thousand of dollars have been used to purchase items that are stored and have already been sold on internet sales and some outside resources, thus that being said profits have been shown to be very profitable this loan will help with advertisements, tools, display cabinets, shelves, business sign, more inventory, website, as well several variables, as my company is starting and growing, I will be employed by my current employer for my solid source of income and with the help of my husband and family working with me in this venture i am sure that my company will be a great success. I want to thank you very much for trusting me in my current endeavors and future ones as well. Borrower added on 04/18/10 > I need to apologize of a typo error on second paragraph I spelled our as are I guess I am really excited of finally getting my business going that my fingers and brain were not insync.

A credit bureau reported the following information about this borrower member on April 17, 2010:

Credit Score Range:	679-713	Accounts Now Delinquent:	0
Earliest Credit Line:	12/1998	Delinquent Amount:	$0.00
Open Credit Lines:	10	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	17	Months Since Last Delinquency:	30
Revolving Credit Balance:	$6,845.00	Public Records On File:	0
Revolving Line Utilization:	29.90%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	1

Member Payment Dependent Notes Series 505626

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
505626	$8,400	13.85%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 505626. Member loan 505626 was requested on April 17, 2010 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$2,300 / month
Current employer:	Bar	Debt-to-income ratio:	3.30%
Length of employment:	2 years	Location:	nEW yORK, NY

Home town:
Current & past employers:	Bar
Education:

This borrower member posted the following loan description, which has not been verified:

Borrower added on 04/18/10 > I am looking to start up a film rental and production company. I have contacts lined up and looking to rent the equipment, but need the loan in order to get the rest of the equipment.

A credit bureau reported the following information about this borrower member on April 17, 2010:

Credit Score Range:	679-713	Accounts Now Delinquent:	0
Earliest Credit Line:	03/2004	Delinquent Amount:	$0.00
Open Credit Lines:	2	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	4	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$2,403.00	Public Records On File:	0
Revolving Line Utilization:	72.80%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	5

Member Payment Dependent Notes Series 505629

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
505629	$25,000	16.07%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 505629. Member loan 505629 was requested on April 20, 2010 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$7,917 / month
Current employer:	Department of Homeland Security	Debt-to-income ratio:	15.78%
Length of employment:	3 years	Location:	HOPEWELL JUNCTION, NY

Home town:
Current & past employers:	Department of Homeland Security
Education:

This borrower member posted the following loan description, which has not been verified:

A credit bureau reported the following information about this borrower member on April 20, 2010:

Credit Score Range:	679-713	Accounts Now Delinquent:	0
Earliest Credit Line:	01/1992	Delinquent Amount:	$0.00
Open Credit Lines:	15	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	32	Months Since Last Delinquency:	48
Revolving Credit Balance:	$28,636.00	Public Records On File:	0
Revolving Line Utilization:	67.50%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	2

Member Payment Dependent Notes Series 505651

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
505651	$9,975	13.11%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 505651. Member loan 505651 was requested on April 17, 2010 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$3,833 / month
Current employer:	Nan Ya Plastics Corp., America	Debt-to-income ratio:	6.87%
Length of employment:	2 years	Location:	Lake City, SC

Home town:
Current & past employers:	Nan Ya Plastics Corp., America
Education:

This borrower member posted the following loan description, which has not been verified:

Borrower added on 04/17/10 > About Me: I have recently graduated from college, and currently working as an industrial engineer in a manufacturing setting. I am single, and like doing community projects. I also like pretty much any outdoor sports such as football, soccer, and Frisbee. I like basketball and swimming too, but those are indoor sports. I also workout and train on a regular basis, and understand nutrition. I also give personal training and diet nutrition advice as a hobby. I like helping people meet their physical goals. Purpose of loan: Recently, I developed massive back pains in my lower back. After seeing a doctor... Need I say more? It's terrible. Now I have a massive bill, but the treatment is working, and I should fully recover. My financial situation: I do not have big amounts of debt to pay off. I have a stable job, and steady income. I have never declared bankruptcy nor have collection agencies knock on my door. I make payments on time, and usually more than the minimums. My monthly budget: Mortgage/rent: $215 Insurance: $0 (parents like paying for that for some reason) Car expenses: $80 Utilities: $0 (included in rent) Phone, cable, internet: $50 Food, entertainment: $200-300 Clothing, household expenses $50 Credit cards and other loan payments: $339 Other expenses: $50-100 (random money use) --------------------------------------- Total monthly expenses: $1100-$1300 Total monthly income: $2400 - $2500

A credit bureau reported the following information about this borrower member on April 13, 2010:

Credit Score Range:	679-713	Accounts Now Delinquent:	0
Earliest Credit Line:	08/2001	Delinquent Amount:	$0.00
Open Credit Lines:	5	Delinquencies (Last 2 yrs):	1
Total Credit Lines:	18	Months Since Last Delinquency:	18
Revolving Credit Balance:	$0.00	Public Records On File:	0
Revolving Line Utilization:	0.00%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	0

Member Payment Dependent Notes Series 505666

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
505666	$13,200	7.88%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 505666. Member loan 505666 was requested on April 17, 2010 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$3,687 / month
Current employer:		Debt-to-income ratio:	6.16%
Length of employment:	n/a	Location:	Pittsburgh, PA

Home town:
Current & past employers:
Education:

This borrower member posted the following loan description, which has not been verified:

Borrower added on 04/17/10 > I am applying for this loan to help pay for immigration costs for my wife as well as partially pay for wedding expenses. My wife is a German citizen so we've incurred sizable legal costs throughout her immigration process (K-1 visa, green card application, etc). I am about 6 months away from finishing my PhD in computer science where I received a student stipend as well as some supplemental income through consulting. Our natural monthly expenses are small and I expect no problems paying this loan back once I complete my program and my wife receives her work authorization (there are several companies that have already expressed interest in hiring her as soon as she is able to work). This loan will be a huge help though in overcoming these one-time expenses while we are both being supported by my stipend in the near-term. Many thanks!

A credit bureau reported the following information about this borrower member on April 17, 2010:

Credit Score Range:	750-779	Accounts Now Delinquent:	0
Earliest Credit Line:	04/1993	Delinquent Amount:	$0.00
Open Credit Lines:	7	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	14	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$5,886.00	Public Records On File:	0
Revolving Line Utilization:	22.50%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	0

Member Payment Dependent Notes Series 505715

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
505715	$16,750	9.88%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 505715. Member loan 505715 was requested on April 17, 2010 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$3,338 / month
Current employer:	Nicor National	Debt-to-income ratio:	10.25%
Length of employment:	5 years	Location:	Carpentersville, IL

Home town:
Current & past employers:	Nicor National
Education:

This borrower member posted the following loan description, which has not been verified:

Borrower added on 04/18/10 > My wife of less than 2 years works in the banking industry and had to take a lower paying job. In October last year, she began getting past due on her credit cards and got burned on the interest rates. It was this event that finally merged our finances and I immediately began looking for ways to consolidate payments and reduce interest. With cash and consolidation strategies, 16 monthly payments have become 7. We still have some high interest to address. Once you fund me, this loan will successfully refinance all APRs between 14.24%-28.99% while paying off 2 more cards. I am your typical conservative spender. I rarely borrow money. When I do borrow, I go out of my way to payback early and avoid interest whenever possible. I made a co-worker of mine laugh after I borrowed a dollar from him a couple of times to buy a soda only to pay him back after lunch that same day! My wife and I budget everything from automobile expenses to vegetables. Your money is safe with me. I work for a growing utility affiliate company. The recent recession has had little impact on my employer. As a highly valued 5 year employee, the company has promoted me, increased my pay grade, expanded benefits, and provided annual merit raises. I am anticipating my 2nd promotion by the end of 2010. Thank you in advance for funding my loan. Happy investing! Borrower added on 04/20/10 > Many of you have asked for asset/liability information, so I will add my answer to one investor's question to the description so it's easier to see. Incomes (overtime sometimes adds to this): $3338/mo My income + bonus ~$1000 in March $2262/mo Wife's income $5600/mo Total monthly income + $1000 in March Liabilities: $550 of $1100 Mortgage (split with housemates, prop tax and insurance included) $306/mo Auto note Assets: $1692 Checking $2207 Savings $21,066 401(k) Monthly bills: $101/mo Car Insurance $110/mo Internet & TV $140/mo Electric $90/mo Natural Gas $80/mo Cell phone (for wife, job pays for mine) Quarterly bills: $200-250 Water/Sewer/Trash, varies Budgets: $300-400/mo Gasoline $400-500/mo Groceries (I could go into great detail, but I'll spare you. This reflects actual totals for the past quarter) $150/quarter Car maintenance $1000 or less discretionary spending - dining out, entertainment, clothing, etc. Our minimums on all credit cards are currently $800. This will decrease to under $300 once we get this loan. We have paid $1422 in interest year-to-date. Our investors will bank this amount in the first year alone - it's win-win. Please help us by funding my loan! Thanks again.

A credit bureau reported the following information about this borrower member on April 17, 2010:

Credit Score Range:	750-779	Accounts Now Delinquent:	0
Earliest Credit Line:	06/2000	Delinquent Amount:	$0.00
Open Credit Lines:	10	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	25	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$18,696.00	Public Records On File:	0
Revolving Line Utilization:	43.50%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	1

Member Payment Dependent Notes Series 505718

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
505718	$25,000	20.16%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 505718. Member loan 505718 was requested on April 17, 2010 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$32,083 / month
Current employer:	Radiology Imaging Consultants	Debt-to-income ratio:	8.07%
Length of employment:	2 years	Location:	CHICAGO, IL

Home town:
Current & past employers:	Radiology Imaging Consultants
Education:

This borrower member posted the following loan description, which has not been verified:

A credit bureau reported the following information about this borrower member on April 17, 2010:

Credit Score Range:	714-749	Accounts Now Delinquent:	0
Earliest Credit Line:	10/1994	Delinquent Amount:	$0.00
Open Credit Lines:	7	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	36	Months Since Last Delinquency:	56
Revolving Credit Balance:	$31.00	Public Records On File:	0
Revolving Line Utilization:	7.70%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	10

Member Payment Dependent Notes Series 505763

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
505763	$10,000	13.85%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 505763. Member loan 505763 was requested on April 18, 2010 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$5,000 / month
Current employer:	ira motor group	Debt-to-income ratio:	21.52%
Length of employment:	< 1 year	Location:	lawrence, MA

Home town:
Current & past employers:	ira motor group
Education:

This borrower member posted the following loan description, which has not been verified:

A credit bureau reported the following information about this borrower member on April 18, 2010:

Credit Score Range:	679-713	Accounts Now Delinquent:	0
Earliest Credit Line:	01/1995	Delinquent Amount:	$0.00
Open Credit Lines:	13	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	37	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$19,975.00	Public Records On File:	0
Revolving Line Utilization:	97.90%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	1

Member Payment Dependent Notes Series 505768

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
505768	$24,000	10.25%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 505768. Member loan 505768 was requested on April 18, 2010 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$11,667 / month
Current employer:		Debt-to-income ratio:	7.77%
Length of employment:	1 year	Location:	New York, NY

Home town:
Current & past employers:
Education:

This borrower member posted the following loan description, which has not been verified:

Borrower added on 04/18/10 > I am an entrepreneurial executive with over 15 years of digital experience launching emerging business models and solving problems by leveraging the power of the Internet.

A credit bureau reported the following information about this borrower member on April 18, 2010:

Credit Score Range:	780+	Accounts Now Delinquent:	0
Earliest Credit Line:	03/1985	Delinquent Amount:	$0.00
Open Credit Lines:	7	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	15	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$9,350.00	Public Records On File:	0
Revolving Line Utilization:	23.10%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	0

Member Payment Dependent Notes Series 505781

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
505781	$15,000	7.88%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 505781. Member loan 505781 was requested on April 20, 2010 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$11,385 / month
Current employer:	Boston Pacific Company	Debt-to-income ratio:	2.66%
Length of employment:	3 years	Location:	Alexandria, VA

Home town:
Current & past employers:	Boston Pacific Company
Education:

This borrower member posted the following loan description, which has not been verified:

Borrower added on 04/20/10 > I plan to use the funds to pay down additional principal on my mortgage and refinance at a lower interest rate than my current rate. By doing so I will save approximately $270 a month and will have equity in the home. Originally put down 20% in down payment, but since buying in the peak of the market, home value has come down. Looking to move into a bigger place and keep home as a rental. This loan will allow me to rent out the place and actually profit from the beginning. I have great credit. My wife and I both work and have stable jobs. Besides a current mortgage with a principal balance of $165k and student loans of $17k, we have no additional debt. Credit card use is very limited and always pay down the balance each month, never incurring interest. Average monthly expenses are about $2700. $1250 for mortgage and property taxes, $300 for condo fee, $100 in student loan repayment, $650 in food, $80 in fuel, $200 in bills and utilities, $60 in auto insurance. Company pays for health insurance.

A credit bureau reported the following information about this borrower member on April 18, 2010:

Credit Score Range:	750-779	Accounts Now Delinquent:	0
Earliest Credit Line:	09/1998	Delinquent Amount:	$0.00
Open Credit Lines:	9	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	17	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$3,123.00	Public Records On File:	0
Revolving Line Utilization:	8.70%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	1

Member Payment Dependent Notes Series 505793

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
505793	$3,500	10.25%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 505793. Member loan 505793 was requested on April 18, 2010 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$4,500 / month
Current employer:	TTI	Debt-to-income ratio:	21.69%
Length of employment:	1 year	Location:	Redgranite, WI

Home town:
Current & past employers:	TTI
Education:

This borrower member posted the following loan description, which has not been verified:

Borrower added on 04/21/10 > To buy a truck. My soon to be ex wife rang up alot of bills.

A credit bureau reported the following information about this borrower member on April 18, 2010:

Credit Score Range:	679-713	Accounts Now Delinquent:	0
Earliest Credit Line:	12/2000	Delinquent Amount:	$0.00
Open Credit Lines:	7	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	25	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$41,811.00	Public Records On File:	0
Revolving Line Utilization:	78.60%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	1

Member Payment Dependent Notes Series 505799

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
505799	$8,000	10.62%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 505799. Member loan 505799 was requested on April 18, 2010 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$11,957 / month
Current employer:	ARC	Debt-to-income ratio:	19.05%
Length of employment:	10+ years	Location:	RIVERVIEW, FL

Home town:
Current & past employers:	ARC
Education:

This borrower member posted the following loan description, which has not been verified:

A credit bureau reported the following information about this borrower member on April 18, 2010:

Credit Score Range:	679-713	Accounts Now Delinquent:	0
Earliest Credit Line:	07/1999	Delinquent Amount:	$0.00
Open Credit Lines:	9	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	21	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$49,845.00	Public Records On File:	0
Revolving Line Utilization:	83.30%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	0

Member Payment Dependent Notes Series 505813

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
505813	$11,000	12.73%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 505813. Member loan 505813 was requested on April 18, 2010 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$4,000 / month
Current employer:	Association	Debt-to-income ratio:	17.55%
Length of employment:	3 years	Location:	Alexandria, VA

Home town:
Current & past employers:	Association
Education:

This borrower member posted the following loan description, which has not been verified:

Borrower added on 04/18/10 > My debt was acquired through attending grad school. Now, that I have that shinny piece of paper I am getting my finances in order. This loan is the second step in my process. (My first step was to reduce my monthly expenses.) My position is currently very secure as I am the only person in the association who has the knowledge to do what I do. I also brought in 3 million in revenue in FY 09 through grant monies. I am a good borrower because I schedule automatic payments to happen the day I get paid. I also pride myself on being respectable and this debt is a black mark.

A credit bureau reported the following information about this borrower member on April 18, 2010:

Credit Score Range:	679-713	Accounts Now Delinquent:	0
Earliest Credit Line:	11/2001	Delinquent Amount:	$0.00
Open Credit Lines:	13	Delinquencies (Last 2 yrs):	1
Total Credit Lines:	19	Months Since Last Delinquency:	18
Revolving Credit Balance:	$16,601.00	Public Records On File:	0
Revolving Line Utilization:	71.50%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	1

Member Payment Dependent Notes Series 505850

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
505850	$8,400	13.11%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 505850. Member loan 505850 was requested on April 21, 2010 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$4,137 / month
Current employer:	Mine Safety Appliances	Debt-to-income ratio:	10.95%
Length of employment:	9 years	Location:	CRANBERRY TWP, PA

Home town:
Current & past employers:	Mine Safety Appliances
Education:

This borrower member posted the following loan description, which has not been verified:

Borrower added on 04/21/10 > I'm a solid borrower looking for a short term loan. I have never had a late payment nor any negative impact on my credit file. I am looking for a short term loan to pay off in 2-3 years. I'm looking for a loan to pay off some small credit card bills at a lower interest rate than what the credit card companies charge. I am single with no kids. Thanks for taking the time to consider my loan.

A credit bureau reported the following information about this borrower member on April 21, 2010:

Credit Score Range:	679-713	Accounts Now Delinquent:	0
Earliest Credit Line:	11/1997	Delinquent Amount:	$0.00
Open Credit Lines:	10	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	18	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$8,973.00	Public Records On File:	0
Revolving Line Utilization:	42.30%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	1

Member Payment Dependent Notes Series 505851

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
505851	$12,000	13.11%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 505851. Member loan 505851 was requested on April 20, 2010 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$4,167 / month
Current employer:	Gold Medal Bakery	Debt-to-income ratio:	6.67%
Length of employment:	5 years	Location:	NEW BEDFORD, MA

Home town:
Current & past employers:	Gold Medal Bakery
Education:

This borrower member posted the following loan description, which has not been verified:

Borrower added on 04/20/10 > I've been with my company for 5 years and have been moved to a new position with a raise to manage a newly aquired facilitiy as part of our on going expansion and growth. My fiance and I would now like with the extra income to consolidate all our debt and then start saving for our big day. With our regular monthly expenses ,including payment of loan we will still have an additional 1,000 dollars.

A credit bureau reported the following information about this borrower member on April 20, 2010:

Credit Score Range:	679-713	Accounts Now Delinquent:	0
Earliest Credit Line:	12/2005	Delinquent Amount:	$0.00
Open Credit Lines:	9	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	16	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$11,909.00	Public Records On File:	0
Revolving Line Utilization:	48.00%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	0

Member Payment Dependent Notes Series 505852

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
505852	$11,000	7.51%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 505852. Member loan 505852 was requested on April 18, 2010 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$3,992 / month
Current employer:	KPMG LLP	Debt-to-income ratio:	12.88%
Length of employment:	2 years	Location:	CHICAGO, IL

Home town:
Current & past employers:	KPMG LLP
Education:

This borrower member posted the following loan description, which has not been verified:

Borrower added on 04/18/10 > Hi, I would like to pay off my higher interest moving loan that I signed for when relocating to Chicago as well as paying down my credit card. This would go a long way toward paying off all my expenses in the next 3 years. Thank you for considering me.

A credit bureau reported the following information about this borrower member on April 18, 2010:

Credit Score Range:	750-779	Accounts Now Delinquent:	0
Earliest Credit Line:	11/1995	Delinquent Amount:	$0.00
Open Credit Lines:	11	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	23	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$10,922.00	Public Records On File:	0
Revolving Line Utilization:	24.70%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	2

Member Payment Dependent Notes Series 505854

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
505854	$1,500	12.73%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 505854. Member loan 505854 was requested on April 18, 2010 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$800 / month
Current employer:	Palmerton Area High School	Debt-to-income ratio:	8.25%
Length of employment:	1 year	Location:	SUMMIT HILL, PA

Home town:
Current & past employers:	Palmerton Area High School
Education:

This borrower member posted the following loan description, which has not been verified:

Borrower added on 04/19/10 > Full Time substitue teacher/Assistant football coach. Work for McArdle Home Improvements from June-August. Will have most if not all of this loan paid by the end of the summer.

A credit bureau reported the following information about this borrower member on April 18, 2010:

Credit Score Range:	679-713	Accounts Now Delinquent:	0
Earliest Credit Line:	10/2002	Delinquent Amount:	$0.00
Open Credit Lines:	5	Delinquencies (Last 2 yrs):	2
Total Credit Lines:	11	Months Since Last Delinquency:	18
Revolving Credit Balance:	$1,766.00	Public Records On File:	0
Revolving Line Utilization:	76.80%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	3

Member Payment Dependent Notes Series 505857

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
505857	$5,600	14.96%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 505857. Member loan 505857 was requested on April 21, 2010 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$6,583 / month
Current employer:	U.S. Air Force	Debt-to-income ratio:	4.19%
Length of employment:	10+ years	Location:	BARRIGADA, GA

Home town:
Current & past employers:	U.S. Air Force
Education:

This borrower member posted the following loan description, which has not been verified:

A credit bureau reported the following information about this borrower member on April 19, 2010:

Credit Score Range:	660-678	Accounts Now Delinquent:	0
Earliest Credit Line:	10/1996	Delinquent Amount:	$0.00
Open Credit Lines:	3	Delinquencies (Last 2 yrs):	1
Total Credit Lines:	23	Months Since Last Delinquency:	18
Revolving Credit Balance:	$8,910.00	Public Records On File:	0
Revolving Line Utilization:	82.50%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	0

Member Payment Dependent Notes Series 505869

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
505869	$12,000	11.36%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 505869. Member loan 505869 was requested on April 18, 2010 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$4,500 / month
Current employer:	US Navy	Debt-to-income ratio:	8.42%
Length of employment:	8 years	Location:	GOOSE CREEK, SC

Home town:
Current & past employers:	US Navy
Education:

This borrower member posted the following loan description, which has not been verified:

A credit bureau reported the following information about this borrower member on April 18, 2010:

Credit Score Range:	714-749	Accounts Now Delinquent:	0
Earliest Credit Line:	12/1990	Delinquent Amount:	$0.00
Open Credit Lines:	3	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	27	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$10,119.00	Public Records On File:	0
Revolving Line Utilization:	77.80%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	0

Member Payment Dependent Notes Series 505888

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
505888	$16,000	13.48%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 505888. Member loan 505888 was requested on April 19, 2010 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$10,400 / month
Current employer:	Brothers Entertainment Merchandising	Debt-to-income ratio:	11.10%
Length of employment:	2 years	Location:	Portland , OR

Home town:
Current & past employers:	Brothers Entertainment Merchandising
Education:

This borrower member posted the following loan description, which has not been verified:

A credit bureau reported the following information about this borrower member on April 18, 2010:

Credit Score Range:	679-713	Accounts Now Delinquent:	0
Earliest Credit Line:	06/1985	Delinquent Amount:	$0.00
Open Credit Lines:	16	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	44	Months Since Last Delinquency:	27
Revolving Credit Balance:	$2,407.00	Public Records On File:	1
Revolving Line Utilization:	3.30%	Months Since Last Record:	96
Inquiries in the Last 6 Months:	2

Member Payment Dependent Notes Series 505896

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
505896	$5,000	20.53%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 505896. Member loan 505896 was requested on April 18, 2010 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$5,000 / month
Current employer:	Hasting's Chariots	Debt-to-income ratio:	2.06%
Length of employment:	10+ years	Location:	Las Vegas, NV

Home town:
Current & past employers:	Hasting's Chariots
Education:

This borrower member posted the following loan description, which has not been verified:

Hello, I am co-inventor on a technology that will enable: Wireless internet to be 8X faster than existing technology. One use of the technology is cell phones. I am a former design and project engineer for Motorola. My attorneys are doing most of the work with out cash. They are going for the long term payoff. But I need a loan to cover the international filing costs. The foreign countries' patent offices are expensive and they don't take stock! For the last 11 years, I have been self-employed. I have a hi tech research and development company. NASA has been a primary customer. I continue to do projects for NASA and other companies to pay the bills but for the last couple of years I have been focusing more on the wireless technology because of the potential. This has made me a little tight for cash; hence, the loan. We ultimately expect to get funding for the wireless tech from venture capitalists, cell phone companies, military and of course NASA. But we want to be in a little stronger position before we approach them. This will give us a better negotiation position. Thank you for your consideration.

A credit bureau reported the following information about this borrower member on April 18, 2010:

Credit Score Range:	660-678	Accounts Now Delinquent:	0
Earliest Credit Line:	07/1998	Delinquent Amount:	$0.00
Open Credit Lines:	2	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	4	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$2,049.00	Public Records On File:	0
Revolving Line Utilization:	40.20%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	0

Member Payment Dependent Notes Series 505898

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
505898	$10,000	14.22%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 505898. Member loan 505898 was requested on April 19, 2010 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	OWN	Gross income:	$5,833 / month
Current employer:	Mercedes Benz Of Chicago	Debt-to-income ratio:	2.06%
Length of employment:	7 years	Location:	Chicago, IL

Home town:
Current & past employers:	Mercedes Benz Of Chicago
Education:

This borrower member posted the following loan description, which has not been verified:

Borrower added on 04/19/10 > home inprovement

A credit bureau reported the following information about this borrower member on April 19, 2010:

Credit Score Range:	679-713	Accounts Now Delinquent:	0
Earliest Credit Line:	12/2000	Delinquent Amount:	$0.00
Open Credit Lines:	9	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	15	Months Since Last Delinquency:	50
Revolving Credit Balance:	$2,525.00	Public Records On File:	0
Revolving Line Utilization:	49.50%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	5

Member Payment Dependent Notes Series 505931

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
505931	$24,000	10.62%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 505931. Member loan 505931 was requested on April 19, 2010 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$3,608 / month
Current employer:	Town of North Andover - Stevens Library	Debt-to-income ratio:	20.62%
Length of employment:	2 years	Location:	LOWELL, MA

Home town:
Current & past employers:	Town of North Andover - Stevens Library
Education:

This borrower member posted the following loan description, which has not been verified:

A credit bureau reported the following information about this borrower member on April 19, 2010:

Credit Score Range:	750-779	Accounts Now Delinquent:	0
Earliest Credit Line:	02/1990	Delinquent Amount:	$0.00
Open Credit Lines:	11	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	21	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$75,250.00	Public Records On File:	0
Revolving Line Utilization:	48.00%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	0

Member Payment Dependent Notes Series 505934

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
505934	$13,000	11.36%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 505934. Member loan 505934 was requested on April 19, 2010 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$2,083 / month
Current employer:	Bank of America	Debt-to-income ratio:	11.42%
Length of employment:	< 1 year	Location:	Sarasota, FL

Home town:
Current & past employers:	Bank of America
Education:

This borrower member posted the following loan description, which has not been verified:

Borrower added on 04/19/10 > Applying and will be attending graduate school in Fall 2010. Am scheduled to take GMAT and need additional funds to help support myself while in school. I will continue to be working full-time with Bank of America while attending graduate school. Please contact me with any questions

A credit bureau reported the following information about this borrower member on April 19, 2010:

Credit Score Range:	679-713	Accounts Now Delinquent:	0
Earliest Credit Line:	03/2002	Delinquent Amount:	$0.00
Open Credit Lines:	10	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	17	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$4,208.00	Public Records On File:	0
Revolving Line Utilization:	50.70%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	2

Member Payment Dependent Notes Series 505945

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
505945	$10,000	15.33%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 505945. Member loan 505945 was requested on April 19, 2010 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$3,150 / month
Current employer:	connolly's pub and restaurant	Debt-to-income ratio:	5.40%
Length of employment:	4 years	Location:	new york, NY

Home town:
Current & past employers:	connolly's pub and restaurant
Education:

This borrower member posted the following loan description, which has not been verified:

A credit bureau reported the following information about this borrower member on April 19, 2010:

Credit Score Range:	679-713	Accounts Now Delinquent:	0
Earliest Credit Line:	02/2007	Delinquent Amount:	$0.00
Open Credit Lines:	5	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	9	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$4,817.00	Public Records On File:	0
Revolving Line Utilization:	57.30%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	0

Member Payment Dependent Notes Series 505975

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
505975	$20,000	9.88%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 505975. Member loan 505975 was requested on April 19, 2010 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$5,833 / month
Current employer:	Stryker Communications	Debt-to-income ratio:	14.45%
Length of employment:	1 year	Location:	Reading, PA

Home town:
Current & past employers:	Stryker Communications
Education:

This borrower member posted the following loan description, which has not been verified:

Borrower added on 04/19/10 > Debt Consolidation

A credit bureau reported the following information about this borrower member on April 16, 2010:

Credit Score Range:	750-779	Accounts Now Delinquent:	0
Earliest Credit Line:	12/1998	Delinquent Amount:	$0.00
Open Credit Lines:	10	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	24	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$7,952.00	Public Records On File:	0
Revolving Line Utilization:	21.20%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	3

Member Payment Dependent Notes Series 505978

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
505978	$15,000	11.36%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 505978. Member loan 505978 was requested on April 19, 2010 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$5,417 / month
Current employer:	Flash Global Logistics	Debt-to-income ratio:	14.66%
Length of employment:	< 1 year	Location:	LONG BEACH, CA

Home town:
Current & past employers:	Flash Global Logistics
Education:

This borrower member posted the following loan description, which has not been verified:

Borrower added on 04/21/10 > To whom it may concern, I have just recently accepted a promotion at my job and I am looking to consolidate all my previous debt into a single monthly payment. Thanks!

A credit bureau reported the following information about this borrower member on April 19, 2010:

Credit Score Range:	679-713	Accounts Now Delinquent:	0
Earliest Credit Line:	07/1999	Delinquent Amount:	$0.00
Open Credit Lines:	6	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	19	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$12,305.00	Public Records On File:	0
Revolving Line Utilization:	62.80%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	0

Member Payment Dependent Notes Series 505981

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
505981	$14,000	14.22%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 505981. Member loan 505981 was requested on April 19, 2010 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$7,111 / month
Current employer:	City of San Francisco Ethics Commission	Debt-to-income ratio:	19.36%
Length of employment:	3 years	Location:	San Jose, CA

Home town:
Current & past employers:	City of San Francisco Ethics Commission
Education:

This borrower member posted the following loan description, which has not been verified:

Borrower added on 04/19/10 > Hi! I am looking to pay off an Amex Card and have funds available for adoption expenses. We are currently have $5000 left to pay the agency once we get a birth mother match. Thanks for the help!

A credit bureau reported the following information about this borrower member on April 19, 2010:

Credit Score Range:	679-713	Accounts Now Delinquent:	0
Earliest Credit Line:	12/1998	Delinquent Amount:	$0.00
Open Credit Lines:	13	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	40	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$21,748.00	Public Records On File:	0
Revolving Line Utilization:	97.10%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	0

Member Payment Dependent Notes Series 505991

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
505991	$12,000	13.48%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 505991. Member loan 505991 was requested on April 19, 2010 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$6,250 / month
Current employer:	Henkels & McCoy	Debt-to-income ratio:	8.61%
Length of employment:	6 years	Location:	Glendora, CA

Home town:
Current & past employers:	Henkels & McCoy
Education:

This borrower member posted the following loan description, which has not been verified:

Borrower added on 04/19/10 > Because the world needs an alternative to that other guy who appears on the National Geographic network. Borrower added on 04/20/10 > I am a brilliant dog guru with a biology degree who can train pit bulls or any other type of dog with amazing offleash training without the need for choking, shock collars or any other type of collars designed to cause pain to the dog.

A credit bureau reported the following information about this borrower member on April 19, 2010:

Credit Score Range:	679-713	Accounts Now Delinquent:	0
Earliest Credit Line:	09/2002	Delinquent Amount:	$0.00
Open Credit Lines:	4	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	8	Months Since Last Delinquency:	67
Revolving Credit Balance:	$668.00	Public Records On File:	0
Revolving Line Utilization:	13.10%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	5

Member Payment Dependent Notes Series 506030

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
506030	$16,000	14.22%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 506030. Member loan 506030 was requested on April 19, 2010 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$7,583 / month
Current employer:	UTSouthwestern Medical Center	Debt-to-income ratio:	14.57%
Length of employment:	2 years	Location:	Amarillo, TX

Home town:
Current & past employers:	UTSouthwestern Medical Center
Education:

This borrower member posted the following loan description, which has not been verified:

A credit bureau reported the following information about this borrower member on April 19, 2010:

Credit Score Range:	679-713	Accounts Now Delinquent:	0
Earliest Credit Line:	05/1996	Delinquent Amount:	$0.00
Open Credit Lines:	12	Delinquencies (Last 2 yrs):	1
Total Credit Lines:	28	Months Since Last Delinquency:	16
Revolving Credit Balance:	$4,766.00	Public Records On File:	1
Revolving Line Utilization:	62.70%	Months Since Last Record:	98
Inquiries in the Last 6 Months:	0

Member Payment Dependent Notes Series 506055

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
506055	$10,000	11.36%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 506055. Member loan 506055 was requested on April 19, 2010 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$16,667 / month
Current employer:	Kforce	Debt-to-income ratio:	8.94%
Length of employment:	5 years	Location:	Los Angeles, CA

Home town:
Current & past employers:	Kforce
Education:

This borrower member posted the following loan description, which has not been verified:

Borrower added on 04/19/10 > Funding Assistance Needed for Advanced Education (Certificate Program) 780-800 Credit Score High Income Bracket ($150k-$200k annual) Excellent Job Stability and Professional Record

A credit bureau reported the following information about this borrower member on April 19, 2010:

Credit Score Range:	679-713	Accounts Now Delinquent:	0
Earliest Credit Line:	12/1999	Delinquent Amount:	$0.00
Open Credit Lines:	10	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	18	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$22,879.00	Public Records On File:	0
Revolving Line Utilization:	71.50%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	1

Member Payment Dependent Notes Series 506061

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
506061	$10,500	7.51%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 506061. Member loan 506061 was requested on April 20, 2010 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$2,417 / month
Current employer:	CBS Radio	Debt-to-income ratio:	7.24%
Length of employment:	3 years	Location:	New Rochelle, NY

Home town:
Current & past employers:	CBS Radio
Education:

This borrower member posted the following loan description, which has not been verified:

Borrower added on 04/21/10 > Hi there, my name is David and I'm applying for a $10,500 loan through Lending Club. The reason I'm applying for the loan is because I'm moving out of the room I've been living in for the past three years. I moved into a tiny, tiny room in Westchester County. It was so small I didn't even have a closet. These past few years I've learned to use the space to my advantage. I want to move out now because I'm in a comfortable spot in my life to do so. I found a place in the Bronx that isn't exactly above my pay grade but one where it would leave me a bit underfunded given my bills. Between the apartment fees, utilities, medical bills, and other monthly bills I don't feel with the loan I have I'll be able to live decently. So I need the loan. I have a very good job at CBS Radio, but I don't make as much as I want. Borrower added on 04/21/10 > I plan on using the funds for several reasons primarily for moving out. The initial apartment fees are roughly $4000 dollars which includes the first month, last month, security deposit and broker fee. After writing out a careful budget of all my essential bills (i.e. rent, electric, phone, transportation, food, medical) I realized I wouldn't be able to live decently. I needed help. So I am turning to get some help. I'm also using the loan to consolidate the remaining amount of my credit cards, which stands at $3700 dollars. The remaining amount will be added to my account to help pay for my rent and other essential costs. I want to mention that I am an extremely hardworking guy who constantly monitors his credit score. I currently hold an average score of 750. I always pay my bills, pay more than the minimum, and keep an eye on what I spend.

A credit bureau reported the following information about this borrower member on April 19, 2010:

Credit Score Range:	750-779	Accounts Now Delinquent:	0
Earliest Credit Line:	03/2001	Delinquent Amount:	$0.00
Open Credit Lines:	9	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	24	Months Since Last Delinquency:	65
Revolving Credit Balance:	$4,124.00	Public Records On File:	0
Revolving Line Utilization:	15.00%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	0

Member Payment Dependent Notes Series 506086

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
506086	$25,000	10.99%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 506086. Member loan 506086 was requested on April 19, 2010 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$6,250 / month
Current employer:	Syzygy 3, Inc.	Debt-to-income ratio:	14.48%
Length of employment:	6 years	Location:	bridgeport, CT

Home town:
Current & past employers:	Syzygy 3, Inc.
Education:

This borrower member posted the following loan description, which has not been verified:

Borrower added on 04/20/10 > I should also mention our total household income is signifcantly higher when my wife's salary is taken into account; I have only listed my income in the prospectus.

A credit bureau reported the following information about this borrower member on April 19, 2010:

Credit Score Range:	750-779	Accounts Now Delinquent:	0
Earliest Credit Line:	07/1998	Delinquent Amount:	$0.00
Open Credit Lines:	15	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	37	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$10,467.00	Public Records On File:	0
Revolving Line Utilization:	27.20%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	4

Member Payment Dependent Notes Series 506109

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
506109	$5,000	14.22%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 506109. Member loan 506109 was requested on April 19, 2010 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$1,400 / month
Current employer:	Securitas USA	Debt-to-income ratio:	4.43%
Length of employment:	1 year	Location:	la mirada, CA

Home town:
Current & past employers:	Securitas USA
Education:

This borrower member posted the following loan description, which has not been verified:

Borrower added on 04/20/10 > Help a 23 year old get back on his feet. Need to make repairs to my car and move on with my life. Borrower added on 04/22/10 > You can count on me for your return, Why? My history (even though short) is perfect when it comes to repaying debt, I take pride in my credit and believe its the perfect way to judge someones character. My monthly budget is perfect, My vehicle is paid off, very low rent cost and a lifestyle that does not include mindless spending on unnecessary items, I am happy with hand of cards.

A credit bureau reported the following information about this borrower member on April 19, 2010:

Credit Score Range:	679-713	Accounts Now Delinquent:	0
Earliest Credit Line:	02/2007	Delinquent Amount:	$0.00
Open Credit Lines:	3	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	3	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$458.00	Public Records On File:	0
Revolving Line Utilization:	21.80%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	1

Member Payment Dependent Notes Series 506144

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
506144	$5,000	7.51%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 506144. Member loan 506144 was requested on April 19, 2010 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	OWN	Gross income:	$9,917 / month
Current employer:	Dunn Southeast, dba RJ Griffin&Co	Debt-to-income ratio:	5.10%
Length of employment:	5 years	Location:	Marietta, GA

Home town:
Current & past employers:	Dunn Southeast, dba RJ Griffin&Co
Education:

This borrower member posted the following loan description, which has not been verified:

Borrower added on 04/19/10 > I have excellent credit and need only a short term loan

A credit bureau reported the following information about this borrower member on April 19, 2010:

Credit Score Range:	780+	Accounts Now Delinquent:	0
Earliest Credit Line:	11/1997	Delinquent Amount:	$0.00
Open Credit Lines:	5	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	36	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$12.00	Public Records On File:	0
Revolving Line Utilization:	0.20%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	0

Member Payment Dependent Notes Series 506155

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
506155	$12,000	10.62%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 506155. Member loan 506155 was requested on April 19, 2010 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$2,500 / month
Current employer:	Consolidated Precision Products	Debt-to-income ratio:	20.04%
Length of employment:	< 1 year	Location:	Fontana, CA

Home town:
Current & past employers:	Consolidated Precision Products
Education:

This borrower member posted the following loan description, which has not been verified:

A credit bureau reported the following information about this borrower member on April 19, 2010:

Credit Score Range:	714-749	Accounts Now Delinquent:	0
Earliest Credit Line:	11/1988	Delinquent Amount:	$0.00
Open Credit Lines:	9	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	14	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$2,051.00	Public Records On File:	1
Revolving Line Utilization:	15.80%	Months Since Last Record:	109
Inquiries in the Last 6 Months:	3

Member Payment Dependent Notes Series 506203

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
506203	$11,500	14.96%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 506203. Member loan 506203 was requested on April 21, 2010 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$2,500 / month
Current employer:	Law Offices of Mimi W. Fei	Debt-to-income ratio:	21.96%
Length of employment:	< 1 year	Location:	Brooklyn, NY

Home town:
Current & past employers:	Law Offices of Mimi W. Fei
Education:

This borrower member posted the following loan description, which has not been verified:

A credit bureau reported the following information about this borrower member on April 19, 2010:

Credit Score Range:	679-713	Accounts Now Delinquent:	0
Earliest Credit Line:	11/2005	Delinquent Amount:	$0.00
Open Credit Lines:	8	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	12	Months Since Last Delinquency:	29
Revolving Credit Balance:	$1,587.00	Public Records On File:	0
Revolving Line Utilization:	36.10%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	5

Member Payment Dependent Notes Series 506205

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
506205	$2,000	15.33%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 506205. Member loan 506205 was requested on April 19, 2010 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$2,042 / month
Current employer:	Diamond Comic Distributors	Debt-to-income ratio:	14.35%
Length of employment:	1 year	Location:	Cockeysville, MD

Home town:
Current & past employers:	Diamond Comic Distributors
Education:

This borrower member posted the following loan description, which has not been verified:

A credit bureau reported the following information about this borrower member on April 19, 2010:

Credit Score Range:	679-713	Accounts Now Delinquent:	0
Earliest Credit Line:	09/2005	Delinquent Amount:	$0.00
Open Credit Lines:	2	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	3	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$478.00	Public Records On File:	0
Revolving Line Utilization:	95.60%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	4

Member Payment Dependent Notes Series 506254

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
506254	$20,000	10.25%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 506254. Member loan 506254 was requested on April 19, 2010 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$7,083 / month
Current employer:	Perimeterwatch	Debt-to-income ratio:	11.35%
Length of employment:	4 years	Location:	elmhurst, NY

Home town:
Current & past employers:	Perimeterwatch
Education:

This borrower member posted the following loan description, which has not been verified:

Borrower added on 04/19/10 > Need a loan for my wedding.

A credit bureau reported the following information about this borrower member on April 19, 2010:

Credit Score Range:	750-779	Accounts Now Delinquent:	0
Earliest Credit Line:	01/1999	Delinquent Amount:	$0.00
Open Credit Lines:	14	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	34	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$18,196.00	Public Records On File:	0
Revolving Line Utilization:	54.40%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	0

Member Payment Dependent Notes Series 506274

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
506274	$8,000	9.88%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 506274. Member loan 506274 was requested on April 20, 2010 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$4,750 / month
Current employer:	UT Southwestern	Debt-to-income ratio:	7.47%
Length of employment:	10+ years	Location:	Euless, TX

Home town:
Current & past employers:	UT Southwestern
Education:

This borrower member posted the following loan description, which has not been verified:

A credit bureau reported the following information about this borrower member on April 19, 2010:

Credit Score Range:	750-779	Accounts Now Delinquent:	0
Earliest Credit Line:	06/1998	Delinquent Amount:	$0.00
Open Credit Lines:	4	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	27	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$11,924.00	Public Records On File:	0
Revolving Line Utilization:	56.20%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	0

Member Payment Dependent Notes Series 506420

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
506420	$25,000	10.62%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 506420. Member loan 506420 was requested on April 20, 2010 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$5,833 / month
Current employer:	Henry Schein Dental	Debt-to-income ratio:	18.62%
Length of employment:	3 years	Location:	Ponte Vedra Beach, FL

Home town:
Current & past employers:	Henry Schein Dental
Education:

This borrower member posted the following loan description, which has not been verified:

A credit bureau reported the following information about this borrower member on April 20, 2010:

Credit Score Range:	750-779	Accounts Now Delinquent:	0
Earliest Credit Line:	05/1992	Delinquent Amount:	$0.00
Open Credit Lines:	10	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	20	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$15,859.00	Public Records On File:	0
Revolving Line Utilization:	17.60%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	0

Member Payment Dependent Notes Series 506431

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
506431	$24,000	10.25%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 506431. Member loan 506431 was requested on April 20, 2010 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$8,000 / month
Current employer:	La sierra University	Debt-to-income ratio:	4.79%
Length of employment:	6 years	Location:	riverside, CA

Home town:
Current & past employers:	La sierra University
Education:

This borrower member posted the following loan description, which has not been verified:

A credit bureau reported the following information about this borrower member on April 20, 2010:

Credit Score Range:	780+	Accounts Now Delinquent:	0
Earliest Credit Line:	03/1993	Delinquent Amount:	$0.00
Open Credit Lines:	9	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	21	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$8,384.00	Public Records On File:	0
Revolving Line Utilization:	16.70%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	0

Member Payment Dependent Notes Series 506442

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
506442	$19,000	10.62%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 506442. Member loan 506442 was requested on April 20, 2010 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$6,667 / month
Current employer:	Buck Consultants	Debt-to-income ratio:	9.03%
Length of employment:	2 years	Location:	MONROE, NY

Home town:
Current & past employers:	Buck Consultants
Education:

This borrower member posted the following loan description, which has not been verified:

A credit bureau reported the following information about this borrower member on April 20, 2010:

Credit Score Range:	714-749	Accounts Now Delinquent:	0
Earliest Credit Line:	01/2000	Delinquent Amount:	$0.00
Open Credit Lines:	6	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	17	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$19,096.00	Public Records On File:	0
Revolving Line Utilization:	39.40%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	1

Member Payment Dependent Notes Series 506486

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
506486	$15,000	7.88%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 506486. Member loan 506486 was requested on April 20, 2010 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$7,917 / month
Current employer:	Allstate Insurance	Debt-to-income ratio:	9.44%
Length of employment:	10+ years	Location:	Holt, MI

Home town:
Current & past employers:	Allstate Insurance
Education:

This borrower member posted the following loan description, which has not been verified:

A credit bureau reported the following information about this borrower member on April 20, 2010:

Credit Score Range:	780+	Accounts Now Delinquent:	0
Earliest Credit Line:	07/1990	Delinquent Amount:	$0.00
Open Credit Lines:	13	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	40	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$22,930.00	Public Records On File:	0
Revolving Line Utilization:	41.40%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	1

Member Payment Dependent Notes Series 506492

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
506492	$4,750	14.59%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 506492. Member loan 506492 was requested on April 20, 2010 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$1,200 / month
Current employer:	Cvs/Caremark	Debt-to-income ratio:	11.92%
Length of employment:	3 years	Location:	hollywood, FL

Home town:
Current & past employers:	Cvs/Caremark
Education:

This borrower member posted the following loan description, which has not been verified:

Borrower added on 04/20/10 > Starting a trucking company

A credit bureau reported the following information about this borrower member on April 20, 2010:

Credit Score Range:	679-713	Accounts Now Delinquent:	0
Earliest Credit Line:	10/2006	Delinquent Amount:	$0.00
Open Credit Lines:	2	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	8	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$937.00	Public Records On File:	0
Revolving Line Utilization:	66.90%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	1

Member Payment Dependent Notes Series 506495

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
506495	$25,000	20.53%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 506495. Member loan 506495 was requested on April 21, 2010 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$13,750 / month
Current employer:	morganstanleysmithbarney	Debt-to-income ratio:	17.59%
Length of employment:	7 years	Location:	UPPER BLACK EDDY, PA

Home town:
Current & past employers:	morganstanleysmithbarney
Education:

This borrower member posted the following loan description, which has not been verified:

Borrower added on 04/21/10 > I have always paid what I owed. I would like this loan so I can pay down my debt quicker and easier.

A credit bureau reported the following information about this borrower member on April 21, 2010:

Credit Score Range:	660-678	Accounts Now Delinquent:	0
Earliest Credit Line:	05/1991	Delinquent Amount:	$0.00
Open Credit Lines:	24	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	37	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$32,572.00	Public Records On File:	0
Revolving Line Utilization:	84.10%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	1

Member Payment Dependent Notes Series 506527

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
506527	$16,000	9.88%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 506527. Member loan 506527 was requested on April 20, 2010 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	OWN	Gross income:	$5,158 / month
Current employer:	Complete Drywall	Debt-to-income ratio:	17.39%
Length of employment:	6 years	Location:	Blackshear, GA

Home town:
Current & past employers:	Complete Drywall
Education:

This borrower member posted the following loan description, which has not been verified:

Borrower added on 04/20/10 > Hello thank you for your interest in my loan I am a CFO for Complete Drywall I have been there for seven years my income and employment is steady my credit is excellent I am using the money for some home improvements-please feel free to ask me any questions

A credit bureau reported the following information about this borrower member on April 20, 2010:

Credit Score Range:	750-779	Accounts Now Delinquent:	0
Earliest Credit Line:	06/2002	Delinquent Amount:	$0.00
Open Credit Lines:	6	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	14	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$3,991.00	Public Records On File:	0
Revolving Line Utilization:	41.60%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	0

Member Payment Dependent Notes Series 506545

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
506545	$3,000	14.59%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 506545. Member loan 506545 was requested on April 20, 2010 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$4,073 / month
Current employer:	USAF	Debt-to-income ratio:	19.59%
Length of employment:	5 years	Location:	MOUNT HOLLY, NJ

Home town:
Current & past employers:	USAF
Education:

This borrower member posted the following loan description, which has not been verified:

Borrower added on 04/21/10 > I am currently in the military, getting ready to move into a new apartment. I will be using the money to offset the costs of the security deposit and moving costs.

A credit bureau reported the following information about this borrower member on April 20, 2010:

Credit Score Range:	660-678	Accounts Now Delinquent:	0
Earliest Credit Line:	02/2004	Delinquent Amount:	$0.00
Open Credit Lines:	8	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	11	Months Since Last Delinquency:	59
Revolving Credit Balance:	$6,941.00	Public Records On File:	0
Revolving Line Utilization:	62.00%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	2

Member Payment Dependent Notes Series 506549

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
506549	$21,250	15.70%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 506549. Member loan 506549 was requested on April 20, 2010 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$4,583 / month
Current employer:	Canyon Ridge	Debt-to-income ratio:	16.82%
Length of employment:	5 years	Location:	Las Vegas, NV

Home town:
Current & past employers:	Canyon Ridge
Education:

This borrower member posted the following loan description, which has not been verified:

Borrower added on 04/10/10 > Upon examination of my credit report I noticed that my American Express charge card is included in my revolving credit balance which subsequently distorts my debt to income ratio, as this credit line is payed in full monthly, hence lowering my average. Please note, that my figures do not take into account my spouses income and contributions to our overall financial picture. My income & credit history alone is more than suitable to support this loan. Thank you. Borrower added on 04/11/10 > A colleague is in a financial hardship, (unemployed, bankrupt) and is looking to sell a condo he inherited from his mothers estate for 40K. In a saturated market he cannot find a buyer, nor can he qualify for an equity line. He wishes to extend the benefit to a friend. The condo is worth 90-120K. I am investing 20K of my savings, and borrowing the remaining 20K. I have a long term tenant for the condo. Thank you.

A credit bureau reported the following information about this borrower member on April 8, 2010:

Credit Score Range:	679-713	Accounts Now Delinquent:	0
Earliest Credit Line:	07/1996	Delinquent Amount:	$0.00
Open Credit Lines:	9	Delinquencies (Last 2 yrs):	1
Total Credit Lines:	27	Months Since Last Delinquency:	15
Revolving Credit Balance:	$55,614.00	Public Records On File:	0
Revolving Line Utilization:	96.10%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	1

Member Payment Dependent Notes Series 506564

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
506564	$24,250	12.73%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 506564. Member loan 506564 was requested on April 20, 2010 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	OWN	Gross income:	$12,500 / month
Current employer:	Aurum Capital LLC	Debt-to-income ratio:	3.46%
Length of employment:	1 year	Location:	NEW YORK, NY

Home town:
Current & past employers:	Aurum Capital LLC
Education:

This borrower member posted the following loan description, which has not been verified:

A credit bureau reported the following information about this borrower member on April 20, 2010:

Credit Score Range:	714-749	Accounts Now Delinquent:	0
Earliest Credit Line:	08/1996	Delinquent Amount:	$0.00
Open Credit Lines:	11	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	26	Months Since Last Delinquency:	43
Revolving Credit Balance:	$8,434.00	Public Records On File:	0
Revolving Line Utilization:	22.10%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	1

Member Payment Dependent Notes Series 506575

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
506575	$12,000	10.62%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 506575. Member loan 506575 was requested on April 20, 2010 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$3,116 / month
Current employer:	Chase	Debt-to-income ratio:	23.04%
Length of employment:	1 year	Location:	GALION, OH

Home town:
Current & past employers:	Chase
Education:

This borrower member posted the following loan description, which has not been verified:

Borrower added on 04/20/10 > I am a recent college graduate doing IT support for Chase. I have worked for chase for a year and a half. Unfortunately, Chase has discontinued unsecured loans so I am looking for help.I am looking to pay off my credit card debt that I accumulated in college.

A credit bureau reported the following information about this borrower member on April 20, 2010:

Credit Score Range:	714-749	Accounts Now Delinquent:	0
Earliest Credit Line:	08/2000	Delinquent Amount:	$0.00
Open Credit Lines:	6	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	14	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$8,141.00	Public Records On File:	0
Revolving Line Utilization:	79.70%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	0

Member Payment Dependent Notes Series 506584

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
506584	$25,000	10.62%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 506584. Member loan 506584 was requested on April 20, 2010 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$13,050 / month
Current employer:	Lockheed Martin	Debt-to-income ratio:	14.45%
Length of employment:	8 years	Location:	Erial, NJ

Home town:
Current & past employers:	Lockheed Martin
Education:

This borrower member posted the following loan description, which has not been verified:

Borrower added on 04/20/10 > Had some major emergency repairs to my home and some debt to consolitdate. Have a high credit score and excellent payment history. Thanks for your support.

A credit bureau reported the following information about this borrower member on April 20, 2010:

Credit Score Range:	714-749	Accounts Now Delinquent:	0
Earliest Credit Line:	07/1980	Delinquent Amount:	$0.00
Open Credit Lines:	20	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	33	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$87,631.00	Public Records On File:	0
Revolving Line Utilization:	42.30%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	1

Member Payment Dependent Notes Series 506591

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
506591	$8,500	7.88%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 506591. Member loan 506591 was requested on April 20, 2010 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	OWN	Gross income:	$8,333 / month
Current employer:		Debt-to-income ratio:	16.85%
Length of employment:	10+ years	Location:	Elkton, VA

Home town:
Current & past employers:
Education:

This borrower member posted the following loan description, which has not been verified:

A credit bureau reported the following information about this borrower member on April 20, 2010:

Credit Score Range:	714-749	Accounts Now Delinquent:	0
Earliest Credit Line:	05/1985	Delinquent Amount:	$0.00
Open Credit Lines:	19	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	39	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$67,094.00	Public Records On File:	0
Revolving Line Utilization:	51.30%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	1

Member Payment Dependent Notes Series 506597

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
506597	$5,325	14.59%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 506597. Member loan 506597 was requested on April 20, 2010 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$3,275 / month
Current employer:	Alabama Bureau of Investigation	Debt-to-income ratio:	12.73%
Length of employment:	5 years	Location:	Wetumpka, AL

Home town:
Current & past employers:	Alabama Bureau of Investigation
Education:

This borrower member posted the following loan description, which has not been verified:

A credit bureau reported the following information about this borrower member on April 20, 2010:

Credit Score Range:	660-678	Accounts Now Delinquent:	0
Earliest Credit Line:	01/1996	Delinquent Amount:	$0.00
Open Credit Lines:	11	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	23	Months Since Last Delinquency:	59
Revolving Credit Balance:	$8,072.00	Public Records On File:	0
Revolving Line Utilization:	73.10%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	3

Member Payment Dependent Notes Series 506609

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
506609	$10,000	14.22%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 506609. Member loan 506609 was requested on April 20, 2010 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$7,083 / month
Current employer:	Medco Health Solutions	Debt-to-income ratio:	22.63%
Length of employment:	10+ years	Location:	Chester, NY

Home town:
Current & past employers:	Medco Health Solutions
Education:

This borrower member posted the following loan description, which has not been verified:

A credit bureau reported the following information about this borrower member on April 20, 2010:

Credit Score Range:	679-713	Accounts Now Delinquent:	0
Earliest Credit Line:	04/1990	Delinquent Amount:	$0.00
Open Credit Lines:	11	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	28	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$42,565.00	Public Records On File:	0
Revolving Line Utilization:	86.00%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	5

Member Payment Dependent Notes Series 506623

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
506623	$5,000	7.51%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 506623. Member loan 506623 was requested on April 21, 2010 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$6,729 / month
Current employer:	DLA	Debt-to-income ratio:	15.14%
Length of employment:	5 years	Location:	PHILADELPHIA, PA

Home town:
Current & past employers:	DLA
Education:

This borrower member posted the following loan description, which has not been verified:

Borrower added on 04/21/10 > I'm in the final stage of restoring my 1979 Jeep CJ7 and need a little push financially. The Jeep will be my daily driver, so without a car payment I hope to pay off my loan before the 36 months. My job is extremely stable and I have a long history of consistant loan payments.

A credit bureau reported the following information about this borrower member on April 21, 2010:

Credit Score Range:	714-749	Accounts Now Delinquent:	0
Earliest Credit Line:	04/1999	Delinquent Amount:	$0.00
Open Credit Lines:	13	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	21	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$16,108.00	Public Records On File:	0
Revolving Line Utilization:	44.00%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	0

Member Payment Dependent Notes Series 506631

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
506631	$5,500	7.14%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 506631. Member loan 506631 was requested on April 20, 2010 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$1,341 / month
Current employer:	Esteban Rodriguez	Debt-to-income ratio:	16.25%
Length of employment:	2 years	Location:	Hartford, CT

Home town:
Current & past employers:	Esteban Rodriguez
Education:

This borrower member posted the following loan description, which has not been verified:

Borrower added on 04/22/10 > This loan is for paying high interest credit cards only. My household total income is $46,000 Borrower added on 04/22/10 > This loan will not add to my debt, it wil help to pay it much faster Borrower added on 04/22/10 > Household income does not includes my spouse overtime and bonus(attendance and reporting on time) Federal AGI for 2009 was just over $60,000 for a joint return

A credit bureau reported the following information about this borrower member on April 20, 2010:

Credit Score Range:	750-779	Accounts Now Delinquent:	0
Earliest Credit Line:	11/1998	Delinquent Amount:	$0.00
Open Credit Lines:	9	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	32	Months Since Last Delinquency:	38
Revolving Credit Balance:	$9,332.00	Public Records On File:	0
Revolving Line Utilization:	23.80%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	1

Member Payment Dependent Notes Series 506635

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
506635	$25,000	10.62%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 506635. Member loan 506635 was requested on April 20, 2010 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$11,093 / month
Current employer:	U.S.Postal Service	Debt-to-income ratio:	19.36%
Length of employment:	10+ years	Location:	Middleburg, FL

Home town:
Current & past employers:	U.S.Postal Service
Education:

This borrower member posted the following loan description, which has not been verified:

Borrower added on 04/20/10 > This loan will be used to??? Pay down some credit cards. I have been trying to get a mortgage on a home we own free and clear to pay off all our debt, but since we already have more than 4 mortgages, it is difficult to find a lender due to FHA guidelines. While we were in the process, my credit card companies started lowering my limits to where my balances were. This is artificially lowering my credit score. When one of the scores dropped below 720 the hard to get mtg was declined. I have not even made a late payment on any of my credit cards but I understand they are doing this to everyone now. So now I want to pay off, or down, the credit cards in order to get the mortgage. I could also use a hard money lender with the house as collateral, and the lender being the mtg holder, but they ask too high a rate, and my credit is good I shouldn't have to pay loan shark interest! I am very reliable and trustworthy, and my credit rating is important to me and my hobby (real estate). I have three homes that I own free and clear that I could have in another day and time, just gotten the equity out of, but banks aren't lending now! Help me beat the credit card companys at their own game !

A credit bureau reported the following information about this borrower member on April 20, 2010:

Credit Score Range:	750-779	Accounts Now Delinquent:	0
Earliest Credit Line:	10/1993	Delinquent Amount:	$0.00
Open Credit Lines:	13	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	55	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$10,461.00	Public Records On File:	0
Revolving Line Utilization:	64.60%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	1

Member Payment Dependent Notes Series 506644

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
506644	$5,000	11.36%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 506644. Member loan 506644 was requested on April 20, 2010 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$4,167 / month
Current employer:	Best Overnite Express	Debt-to-income ratio:	12.48%
Length of employment:	9 years	Location:	Sacramento, CA

Home town:
Current & past employers:	Best Overnite Express
Education:

This borrower member posted the following loan description, which has not been verified:

A credit bureau reported the following information about this borrower member on April 20, 2010:

Credit Score Range:	679-713	Accounts Now Delinquent:	0
Earliest Credit Line:	12/2004	Delinquent Amount:	$0.00
Open Credit Lines:	11	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	13	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$9,170.00	Public Records On File:	1
Revolving Line Utilization:	41.50%	Months Since Last Record:	61
Inquiries in the Last 6 Months:	0

Member Payment Dependent Notes Series 506658

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
506658	$23,000	10.99%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 506658. Member loan 506658 was requested on April 20, 2010 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$5,000 / month
Current employer:	Annual Rentals, Inc.	Debt-to-income ratio:	16.08%
Length of employment:	4 years	Location:	Naples , FL

Home town:
Current & past employers:	Annual Rentals, Inc.
Education:

This borrower member posted the following loan description, which has not been verified:

Borrower added on 04/20/10 > Hello! I am a single woman living in Naples, Fl. I have excellent credit, and always pay my bills on time. ALWAYS. I entered this job four years ago, and it is the first position I've had where taxes were not deducted from my pay. I now owe the IRS for a balance on my taxes from 2008, and now, 2009. I am currently paying them via an installment agreement a sum of $1000 per month, but nearly $400 of each payment goes towards interest and penalties. I will be continuing to pay at least $1000 per month towards my Lending Club debt. I have no children or other major debt and can more than afford my current plan with the IRS. I'm just looking for a way to save on those additional fees they are charging. I am in the real estate rental business and am constantly evaluating candidates for their expected risk of default. I am glad to answer any questions you have regarding my ability to repay this loan. In 2008, I earned $60,823. In 2009, $53,833 due to reduced hours while back in school for my Master's. I look forward to helping you earn interest, while I avoid adding any further to the IRS' bank roll. Thanks for your help and have a great day!

A credit bureau reported the following information about this borrower member on April 20, 2010:

Credit Score Range:	714-749	Accounts Now Delinquent:	0
Earliest Credit Line:	07/2001	Delinquent Amount:	$0.00
Open Credit Lines:	6	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	13	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$3,771.00	Public Records On File:	0
Revolving Line Utilization:	53.10%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	0

Member Payment Dependent Notes Series 506673

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
506673	$20,000	13.11%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 506673. Member loan 506673 was requested on April 20, 2010 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$10,417 / month
Current employer:	XO COMMUNICATIONS	Debt-to-income ratio:	11.65%
Length of employment:	7 years	Location:	FREMONT, CA

Home town:
Current & past employers:	XO COMMUNICATIONS
Education:

This borrower member posted the following loan description, which has not been verified:

A credit bureau reported the following information about this borrower member on April 20, 2010:

Credit Score Range:	679-713	Accounts Now Delinquent:	0
Earliest Credit Line:	07/1993	Delinquent Amount:	$0.00
Open Credit Lines:	20	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	32	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$86,790.00	Public Records On File:	0
Revolving Line Utilization:	48.60%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	0

Member Payment Dependent Notes Series 506693

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
506693	$20,000	10.25%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 506693. Member loan 506693 was requested on April 21, 2010 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$6,000 / month
Current employer:	Computech Computers	Debt-to-income ratio:	14.02%
Length of employment:	2 years	Location:	San Jose, CA

Home town:
Current & past employers:	Computech Computers
Education:

This borrower member posted the following loan description, which has not been verified:

A credit bureau reported the following information about this borrower member on April 20, 2010:

Credit Score Range:	750-779	Accounts Now Delinquent:	0
Earliest Credit Line:	05/1998	Delinquent Amount:	$0.00
Open Credit Lines:	10	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	28	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$16,752.00	Public Records On File:	0
Revolving Line Utilization:	46.30%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	0

Member Payment Dependent Notes Series 506758

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
506758	$21,000	16.45%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 506758. Member loan 506758 was requested on April 20, 2010 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$5,467 / month
Current employer:	Verizon Communication	Debt-to-income ratio:	9.46%
Length of employment:	9 years	Location:	Keller, TX

Home town:
Current & past employers:	Verizon Communication
Education:

This borrower member posted the following loan description, which has not been verified:

A credit bureau reported the following information about this borrower member on April 20, 2010:

Credit Score Range:	679-713	Accounts Now Delinquent:	0
Earliest Credit Line:	09/1999	Delinquent Amount:	$0.00
Open Credit Lines:	4	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	19	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$7,842.00	Public Records On File:	0
Revolving Line Utilization:	95.60%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	1

Member Payment Dependent Notes Series 506767

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
506767	$13,000	13.48%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 506767. Member loan 506767 was requested on April 21, 2010 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$3,333 / month
Current employer:	Butte County DESS	Debt-to-income ratio:	10.59%
Length of employment:	6 years	Location:	OROVILLE, CA

Home town:
Current & past employers:	Butte County DESS
Education:

This borrower member posted the following loan description, which has not been verified:

Borrower added on 04/21/10 > Last two debts other than my mortgage. Just would like to finish them off and get on with being one of the few debt free Americans out there. Cash only girl...:-) Borrower added on 04/21/10 > I have one credit card debt (Discover) and one personal loan through my credit union, both have higher interest rates than the one I am being offered through LendingClub. I am working on paying them both off as quickly as possible, and this seemed to be the best way.

A credit bureau reported the following information about this borrower member on April 21, 2010:

Credit Score Range:	679-713	Accounts Now Delinquent:	0
Earliest Credit Line:	10/1989	Delinquent Amount:	$0.00
Open Credit Lines:	4	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	10	Months Since Last Delinquency:	45
Revolving Credit Balance:	$5,040.00	Public Records On File:	0
Revolving Line Utilization:	65.50%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	0

Member Payment Dependent Notes Series 506769

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
506769	$8,700	7.88%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 506769. Member loan 506769 was requested on April 20, 2010 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$5,667 / month
Current employer:	Hanger Prosthetics and Orthotics	Debt-to-income ratio:	6.35%
Length of employment:	4 years	Location:	new york, NY

Home town:
Current & past employers:	Hanger Prosthetics and Orthotics
Education:

This borrower member posted the following loan description, which has not been verified:

Borrower added on 04/21/10 > Consolidating my credit cards to a lower interest rate.

A credit bureau reported the following information about this borrower member on April 20, 2010:

Credit Score Range:	714-749	Accounts Now Delinquent:	0
Earliest Credit Line:	01/2002	Delinquent Amount:	$0.00
Open Credit Lines:	5	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	21	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$8,702.00	Public Records On File:	0
Revolving Line Utilization:	46.50%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	1

Member Payment Dependent Notes Series 506771

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
506771	$11,000	16.07%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 506771. Member loan 506771 was requested on April 20, 2010 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$3,750 / month
Current employer:	Community Media Center of Marin	Debt-to-income ratio:	6.24%
Length of employment:	< 1 year	Location:	San Francisco, CA

Home town:
Current & past employers:	Community Media Center of Marin
Education:

This borrower member posted the following loan description, which has not been verified:

A credit bureau reported the following information about this borrower member on April 20, 2010:

Credit Score Range:	660-678	Accounts Now Delinquent:	0
Earliest Credit Line:	11/2001	Delinquent Amount:	$0.00
Open Credit Lines:	2	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	4	Months Since Last Delinquency:	41
Revolving Credit Balance:	$6,726.00	Public Records On File:	0
Revolving Line Utilization:	88.48%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	0

Member Payment Dependent Notes Series 506788

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
506788	$10,000	10.99%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 506788. Member loan 506788 was requested on April 21, 2010 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$5,667 / month
Current employer:	Central Arizona Water Conservation Distr	Debt-to-income ratio:	12.63%
Length of employment:	9 years	Location:	PHOENIX, AZ

Home town:
Current & past employers:	Central Arizona Water Conservation Distr
Education:

This borrower member posted the following loan description, which has not been verified:

Borrower added on 04/21/10 > I have a state government job I have been in for 9 years. I'm using this money to pay off higher interest credit cards.

A credit bureau reported the following information about this borrower member on April 21, 2010:

Credit Score Range:	679-713	Accounts Now Delinquent:	0
Earliest Credit Line:	02/1987	Delinquent Amount:	$0.00
Open Credit Lines:	14	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	39	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$9,959.00	Public Records On File:	0
Revolving Line Utilization:	37.80%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	0

Member Payment Dependent Notes Series 506845

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
506845	$10,000	17.93%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 506845. Member loan 506845 was requested on April 21, 2010 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$3,750 / month
Current employer:	Tri-Artisan Partners	Debt-to-income ratio:	7.71%
Length of employment:	3 years	Location:	New York, NY

Home town:
Current & past employers:	Tri-Artisan Partners
Education:

This borrower member posted the following loan description, which has not been verified:

Borrower added on 04/21/10 > Am looking to start on a clean slate and to remove all my credit card debt and some of my school loans. Borrower added on 04/21/10 > I am looking to start a clean slate and remove all the credit card debt I have built up since college. This will also help me get rid of a large portion of my school loans as well. Borrower added on 04/22/10 > I am also hoping to pay off this loan within a year to a year and a half before I head off to grad school. Borrower added on 04/22/10 > I don't want to depend on credit anymore if this loan gets approved and am excited at the possibility of cutting up my card. After too many years of dependency on it, I am ready to cut off my ties. I have come close to cutting it down significantly but have had a few regrettable setbacks due to odd housing situations and the low performance of the firm I work at.

A credit bureau reported the following information about this borrower member on April 21, 2010:

Credit Score Range:	660-678	Accounts Now Delinquent:	0
Earliest Credit Line:	05/1999	Delinquent Amount:	$0.00
Open Credit Lines:	6	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	18	Months Since Last Delinquency:	43
Revolving Credit Balance:	$5,446.00	Public Records On File:	0
Revolving Line Utilization:	99.00%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	0

Member Payment Dependent Notes Series 506849

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
506849	$3,600	12.73%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 506849. Member loan 506849 was requested on April 21, 2010 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$2,917 / month
Current employer:	Jac Products	Debt-to-income ratio:	6.65%
Length of employment:	3 years	Location:	TECUMSEH, MI

Home town:
Current & past employers:	Jac Products
Education:

This borrower member posted the following loan description, which has not been verified:

A credit bureau reported the following information about this borrower member on April 21, 2010:

Credit Score Range:	714-749	Accounts Now Delinquent:	0
Earliest Credit Line:	01/2007	Delinquent Amount:	$0.00
Open Credit Lines:	4	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	5	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$0.00	Public Records On File:	0
Revolving Line Utilization:	0.00%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	1

Member Payment Dependent Notes Series 506854

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
506854	$25,000	11.36%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 506854. Member loan 506854 was requested on April 21, 2010 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	OWN	Gross income:	$4,417 / month
Current employer:	summit parkway middle school	Debt-to-income ratio:	20.99%
Length of employment:	9 years	Location:	lexington, SC

Home town:
Current & past employers:	summit parkway middle school
Education:

This borrower member posted the following loan description, which has not been verified:

A credit bureau reported the following information about this borrower member on April 21, 2010:

Credit Score Range:	714-749	Accounts Now Delinquent:	0
Earliest Credit Line:	09/1996	Delinquent Amount:	$0.00
Open Credit Lines:	7	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	28	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$15,576.00	Public Records On File:	0
Revolving Line Utilization:	75.60%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	0

Member Payment Dependent Notes Series 506875

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
506875	$5,000	10.99%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 506875. Member loan 506875 was requested on April 21, 2010 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$2,000 / month
Current employer:	CLUB DEMONSTRATION SERVICES	Debt-to-income ratio:	7.50%
Length of employment:	3 years	Location:	SPRING VALLEY, NY

Home town:
Current & past employers:	CLUB DEMONSTRATION SERVICES
Education:

This borrower member posted the following loan description, which has not been verified:

A credit bureau reported the following information about this borrower member on April 21, 2010:

Credit Score Range:	679-713	Accounts Now Delinquent:	0
Earliest Credit Line:	08/2005	Delinquent Amount:	$0.00
Open Credit Lines:	9	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	13	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$5,226.00	Public Records On File:	0
Revolving Line Utilization:	34.20%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	1

Member Payment Dependent Notes Series 506887

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
506887	$20,000	10.25%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 506887. Member loan 506887 was requested on April 21, 2010 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$7,083 / month
Current employer:	Harley Davidson	Debt-to-income ratio:	19.02%
Length of employment:	8 years	Location:	East Troy, WI

Home town:
Current & past employers:	Harley Davidson
Education:

This borrower member posted the following loan description, which has not been verified:

Borrower added on 04/21/10 > Let me pay you and not the bank. I want to become debt free and rid myself of our credit card debt that we incurred residing and getting new windows for our home.

A credit bureau reported the following information about this borrower member on April 21, 2010:

Credit Score Range:	750-779	Accounts Now Delinquent:	0
Earliest Credit Line:	11/1992	Delinquent Amount:	$0.00
Open Credit Lines:	10	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	41	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$28,902.00	Public Records On File:	0
Revolving Line Utilization:	36.90%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	3

Member Payment Dependent Notes Series 506896

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
506896	$15,000	13.48%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 506896. Member loan 506896 was requested on April 21, 2010 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$4,000 / month
Current employer:	PNC	Debt-to-income ratio:	14.93%
Length of employment:	6 years	Location:	KALAMAZOO, MI

Home town:
Current & past employers:	PNC
Education:

This borrower member posted the following loan description, which has not been verified:

Borrower added on 04/21/10 > I need help with a debt consolidation, i have multiple cards with balances, i used them when i purchased my home and had to pay out for massive improves and repairs. The home market has cooled down so much and can not get a home equity loan to consolidate them. please help

A credit bureau reported the following information about this borrower member on April 21, 2010:

Credit Score Range:	679-713	Accounts Now Delinquent:	0
Earliest Credit Line:	06/1998	Delinquent Amount:	$0.00
Open Credit Lines:	16	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	33	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$16,394.00	Public Records On File:	1
Revolving Line Utilization:	70.70%	Months Since Last Record:	91
Inquiries in the Last 6 Months:	3

Member Payment Dependent Notes Series 506898

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
506898	$11,000	15.33%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 506898. Member loan 506898 was requested on April 21, 2010 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$3,917 / month
Current employer:	DOD US. ARMY CIVILIAN	Debt-to-income ratio:	24.95%
Length of employment:	10+ years	Location:	Temecula, CA

Home town:
Current & past employers:	DOD US. ARMY CIVILIAN
Education:

This borrower member posted the following loan description, which has not been verified:

A credit bureau reported the following information about this borrower member on April 20, 2010:

Credit Score Range:	679-713	Accounts Now Delinquent:	0
Earliest Credit Line:	11/1991	Delinquent Amount:	$0.00
Open Credit Lines:	3	Delinquencies (Last 2 yrs):	1
Total Credit Lines:	11	Months Since Last Delinquency:	2
Revolving Credit Balance:	$6,067.00	Public Records On File:	1
Revolving Line Utilization:	96.30%	Months Since Last Record:	86
Inquiries in the Last 6 Months:	0

Member Payment Dependent Notes Series 506942

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
506942	$5,000	13.85%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 506942. Member loan 506942 was requested on April 21, 2010 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$1,900 / month
Current employer:	wood you furniture	Debt-to-income ratio:	2.32%
Length of employment:	4 years	Location:	west melbourne, FL

Home town:
Current & past employers:	wood you furniture
Education:

This borrower member posted the following loan description, which has not been verified:

A credit bureau reported the following information about this borrower member on April 21, 2010:

Credit Score Range:	679-713	Accounts Now Delinquent:	0
Earliest Credit Line:	10/1996	Delinquent Amount:	$0.00
Open Credit Lines:	3	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	16	Months Since Last Delinquency:	48
Revolving Credit Balance:	$795.00	Public Records On File:	0
Revolving Line Utilization:	19.90%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	0

Member Payment Dependent Notes Series 506947

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
506947	$16,000	14.22%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 506947. Member loan 506947 was requested on April 21, 2010 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$5,000 / month
Current employer:		Debt-to-income ratio:	7.84%
Length of employment:	1 year	Location:	Norristown, PA

Home town:
Current & past employers:
Education:

This borrower member posted the following loan description, which has not been verified:

Borrower added on 04/22/10 > This loan is intended to consolidate the debt for our family of five and would help us regain financial stability. Borrower added on 04/22/10 > I am currently an ordained minister and my job is extremely stable. The money will be used primarily to eliminate high interest rate credit card bills. Borrower added on 04/22/10 > I am the father of a single income family. Borrower added on 04/22/10 > This loan would help me consolidate my wife's credit cards as well as student loans that I owe from graduate school.

A credit bureau reported the following information about this borrower member on April 21, 2010:

Credit Score Range:	679-713	Accounts Now Delinquent:	0
Earliest Credit Line:	01/1991	Delinquent Amount:	$0.00
Open Credit Lines:	9	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	24	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$3,757.00	Public Records On File:	1
Revolving Line Utilization:	55.20%	Months Since Last Record:	85
Inquiries in the Last 6 Months:	4

Member Payment Dependent Notes Series 506962

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
506962	$7,000	9.88%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 506962. Member loan 506962 was requested on April 21, 2010 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$9,167 / month
Current employer:		Debt-to-income ratio:	12.99%
Length of employment:	n/a	Location:	STATEN ISLAND, NY

Home town:
Current & past employers:
Education:

This borrower member posted the following loan description, which has not been verified:

Borrower added on 04/21/10 > PUT IN A NEW SIDEWALK IN FRONT OF MY HOME Borrower added on 04/21/10 > PUT IN A NEW SIDEWALK IN FRONT OF MY HOME Borrower added on 04/22/10 > ALSO HAVE PAVERS PLACED ON FRONT LAWN

A credit bureau reported the following information about this borrower member on April 21, 2010:

Credit Score Range:	714-749	Accounts Now Delinquent:	0
Earliest Credit Line:	03/1988	Delinquent Amount:	$0.00
Open Credit Lines:	11	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	62	Months Since Last Delinquency:	27
Revolving Credit Balance:	$7,452.00	Public Records On File:	0
Revolving Line Utilization:	27.60%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	2

Member Payment Dependent Notes Series 506982

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
506982	$3,250	7.88%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 506982. Member loan 506982 was requested on April 21, 2010 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$833 / month
Current employer:	Pensacola Christian College	Debt-to-income ratio:	17.52%
Length of employment:	2 years	Location:	Pensacola, FL

Home town:
Current & past employers:	Pensacola Christian College
Education:

This borrower member posted the following loan description, which has not been verified:

Borrower added on 04/21/10 > This loan is for the initial inventory purchase that Mary Key recommends that my wife make, so that she can better serve her clients. Borrower added on 04/22/10 > Better Description: My wife is graduating this may with her master's degree. We are graduate assistants, and at the end of May her contract ends. She is going to be selling Mary Kay products full time, which is a highly successful career. Mary Kay has a plan and recommendations setup so that new Beauty Consultants can get a good start with an extremely high rate of success. One of their recommendations is for an initial inventory order. The purpose of this order is so that when my wife makes sales she can deliver the product immediately and not have to make the customer wait a week or more while she orders it. This provides great customer service, and creates customer loyalty and more order because people know they will get their products when they order. So the purpose of this loan is to make the initial inventory purchase. Thank You.

A credit bureau reported the following information about this borrower member on April 21, 2010:

Credit Score Range:	714-749	Accounts Now Delinquent:	0
Earliest Credit Line:	04/2004	Delinquent Amount:	$0.00
Open Credit Lines:	4	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	5	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$438.00	Public Records On File:	0
Revolving Line Utilization:	9.70%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	3

Member Payment Dependent Notes Series 507005

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
507005	$14,000	9.88%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 507005. Member loan 507005 was requested on April 21, 2010 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$3,500 / month
Current employer:	MIT	Debt-to-income ratio:	15.00%
Length of employment:	< 1 year	Location:	Somerville, MA

Home town:
Current & past employers:	MIT
Education:

This borrower member posted the following loan description, which has not been verified:

Borrower added on 04/21/10 > Covering moving expenses, getting set up and paying off a medical bill. My new salary will easily allow me to pay this loan off in 3 years, I just need help getting started and to avoid high interest payments on my credit cards for these expenses. Thank you!

A credit bureau reported the following information about this borrower member on April 21, 2010:

Credit Score Range:	714-749	Accounts Now Delinquent:	0
Earliest Credit Line:	08/1999	Delinquent Amount:	$0.00
Open Credit Lines:	12	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	20	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$13,502.00	Public Records On File:	0
Revolving Line Utilization:	18.90%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	1

Member Payment Dependent Notes Series 507006

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
507006	$9,250	11.36%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 507006. Member loan 507006 was requested on April 21, 2010 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$7,000 / month
Current employer:	US Navy	Debt-to-income ratio:	16.07%
Length of employment:	10+ years	Location:	Goose Creek, SC

Home town:
Current & past employers:	US Navy
Education:

This borrower member posted the following loan description, which has not been verified:

A credit bureau reported the following information about this borrower member on April 21, 2010:

Credit Score Range:	679-713	Accounts Now Delinquent:	0
Earliest Credit Line:	08/1998	Delinquent Amount:	$0.00
Open Credit Lines:	15	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	32	Months Since Last Delinquency:	30
Revolving Credit Balance:	$65,451.00	Public Records On File:	0
Revolving Line Utilization:	64.20%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	1

Member Payment Dependent Notes Series 507012

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
507012	$10,000	10.62%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 507012. Member loan 507012 was requested on April 21, 2010 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$4,000 / month
Current employer:	Safebit Solutions Inc	Debt-to-income ratio:	15.63%
Length of employment:	4 years	Location:	WEBSTER, TX

Home town:
Current & past employers:	Safebit Solutions Inc
Education:

This borrower member posted the following loan description, which has not been verified:

Borrower added on 04/22/10 > Planning to buy a used bay boat from a good friend of mine. I payed him $4,000 and want to get a loan for the remaining $10,000 I'm in the IT field and have a good job history. I have been with my current company for 4 years working with Oil and Gas clients. Borrower added on 04/22/10 > Yes, the monies will be auto drafted from my account. I work as a network administrator for a consulting company that provides IT services to clients in the Oil and Gas industry. I setup and maintain computer networks. I have 4 years of solid experience as well as a degree in computer information systems at the University of Houston. I am a single male with no children. I have 8k in liquid money in a online savings account. With my experience I should not have an issue finding another job if it came down to that. I am actually going to be sharing the boat with 3 other friends that have agreed to split the cost 3 ways. They will be paying me in cash for their side each month. If for some reason they do not follow through I will pay the loan off with my liquid money. If you have any more questions please ask away!

A credit bureau reported the following information about this borrower member on April 21, 2010:

Credit Score Range:	714-749	Accounts Now Delinquent:	0
Earliest Credit Line:	01/2005	Delinquent Amount:	$0.00
Open Credit Lines:	5	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	7	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$4,129.00	Public Records On File:	0
Revolving Line Utilization:	56.60%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	2

Member Payment Dependent Notes Series 507026

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
507026	$25,000	12.73%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 507026. Member loan 507026 was requested on April 21, 2010 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$5,000 / month
Current employer:	CHARTIS INSURANCE	Debt-to-income ratio:	20.64%
Length of employment:	3 years	Location:	brooklyn, NY

Home town:
Current & past employers:	CHARTIS INSURANCE
Education:

This borrower member posted the following loan description, which has not been verified:

Borrower added on 04/21/10 > finally marrying my highschool sweetheart after 10 years. Its true what they say true love waits! the funds will cover the remaining cost of our dream wedding. Borrower added on 04/21/10 > Any assistance would be greatly appreciated. The funds will go to the remaining wedding expenses. Borrower added on 04/22/10 > Please feel free to ask any questions towards this wise investment. I am an underwriter for a long establised company. Also, my fiance and I have a strong combined gross income.

A credit bureau reported the following information about this borrower member on April 21, 2010:

Credit Score Range:	714-749	Accounts Now Delinquent:	0
Earliest Credit Line:	02/1995	Delinquent Amount:	$0.00
Open Credit Lines:	12	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	29	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$24,736.00	Public Records On File:	0
Revolving Line Utilization:	71.90%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	0

Member Payment Dependent Notes Series 507067

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
507067	$7,000	7.14%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 507067. Member loan 507067 was requested on April 21, 2010 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$1,741 / month
Current employer:	Unemployed	Debt-to-income ratio:	24.18%
Length of employment:	< 1 year	Location:	new york, NY

Home town:
Current & past employers:	Unemployed
Education:

This borrower member posted the following loan description, which has not been verified:

A credit bureau reported the following information about this borrower member on April 21, 2010:

Credit Score Range:	750-779	Accounts Now Delinquent:	0
Earliest Credit Line:	10/1979	Delinquent Amount:	$0.00
Open Credit Lines:	6	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	8	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$5,218.00	Public Records On File:	0
Revolving Line Utilization:	39.80%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	0

Member Payment Dependent Notes Series 507070

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
507070	$5,500	13.48%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 507070. Member loan 507070 was requested on April 21, 2010 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$1,450 / month
Current employer:		Debt-to-income ratio:	9.86%
Length of employment:	2 years	Location:	NEWARK, NJ

Home town:
Current & past employers:
Education:

This borrower member posted the following loan description, which has not been verified:

A credit bureau reported the following information about this borrower member on April 21, 2010:

Credit Score Range:	660-678	Accounts Now Delinquent:	0
Earliest Credit Line:	09/1991	Delinquent Amount:	$0.00
Open Credit Lines:	6	Delinquencies (Last 2 yrs):	4
Total Credit Lines:	9	Months Since Last Delinquency:	6
Revolving Credit Balance:	$4,318.00	Public Records On File:	1
Revolving Line Utilization:	13.80%	Months Since Last Record:	61
Inquiries in the Last 6 Months:	0

Member Payment Dependent Notes Series 507110

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
507110	$12,000	13.48%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 507110. Member loan 507110 was requested on April 21, 2010 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$10,000 / month
Current employer:	David A. Axerlrod & Associates	Debt-to-income ratio:	16.17%
Length of employment:	7 years	Location:	Wilmette, IL

Home town:
Current & past employers:	David A. Axerlrod & Associates
Education:

This borrower member posted the following loan description, which has not been verified:

Borrower added on 04/21/10 > Lenders: I have been practicing law for 25 years. I am the second most senior partner in a successful law firm and, with a low six figure income, present no real risk of default. I like this loan as an opportunitiy to refinance some higher interest credit cards and, possibly, make a small invested.

A credit bureau reported the following information about this borrower member on April 21, 2010:

Credit Score Range:	679-713	Accounts Now Delinquent:	0
Earliest Credit Line:	04/1990	Delinquent Amount:	$0.00
Open Credit Lines:	12	Delinquencies (Last 2 yrs):	1
Total Credit Lines:	29	Months Since Last Delinquency:	18
Revolving Credit Balance:	$49,789.00	Public Records On File:	0
Revolving Line Utilization:	96.60%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	1

Member Payment Dependent Notes Series 507112

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
507112	$7,500	7.88%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 507112. Member loan 507112 was requested on April 21, 2010 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$5,000 / month
Current employer:	Havasu Heat Realty	Debt-to-income ratio:	24.42%
Length of employment:	4 years	Location:	Lake Havasu City, AZ

Home town:
Current & past employers:	Havasu Heat Realty
Education:

This borrower member posted the following loan description, which has not been verified:

A credit bureau reported the following information about this borrower member on April 21, 2010:

Credit Score Range:	714-749	Accounts Now Delinquent:	0
Earliest Credit Line:	10/1995	Delinquent Amount:	$0.00
Open Credit Lines:	7	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	17	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$37,390.00	Public Records On File:	0
Revolving Line Utilization:	74.00%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	3

Member Payment Dependent Notes Series 507117

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
507117	$7,500	7.14%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 507117. Member loan 507117 was requested on April 21, 2010 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$3,500 / month
Current employer:	Havasu Heat Realty	Debt-to-income ratio:	20.43%
Length of employment:	n/a	Location:	Lake Havasu City, AZ

Home town:
Current & past employers:	Havasu Heat Realty
Education:

This borrower member posted the following loan description, which has not been verified:

A credit bureau reported the following information about this borrower member on April 21, 2010:

Credit Score Range:	780+	Accounts Now Delinquent:	0
Earliest Credit Line:	07/1984	Delinquent Amount:	$0.00
Open Credit Lines:	8	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	16	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$351,790.00	Public Records On File:	0
Revolving Line Utilization:	13.30%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	0

Member Payment Dependent Notes Series 507144

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
507144	$6,000	10.25%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 507144. Member loan 507144 was requested on April 21, 2010 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$4,042 / month
Current employer:	WestEd	Debt-to-income ratio:	17.81%
Length of employment:	8 years	Location:	Westminster, CA

Home town:
Current & past employers:	WestEd
Education:

This borrower member posted the following loan description, which has not been verified:

A credit bureau reported the following information about this borrower member on April 15, 2010:

Credit Score Range:	714-749	Accounts Now Delinquent:	0
Earliest Credit Line:	03/2005	Delinquent Amount:	$0.00
Open Credit Lines:	4	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	7	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$1,967.00	Public Records On File:	0
Revolving Line Utilization:	61.50%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	0

Member Payment Dependent Notes Series 507148

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
507148	$20,000	19.04%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 507148. Member loan 507148 was requested on April 21, 2010 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$13,333 / month
Current employer:	NAAW Inc	Debt-to-income ratio:	17.25%
Length of employment:	7 years	Location:	PaLOS HEIGHTS, IL

Home town:
Current & past employers:	NAAW Inc
Education:

This borrower member posted the following loan description, which has not been verified:

Borrower added on 04/21/10 > Installing an in-ground pool. Need additional funds to add the extras, cut trees, run electric, etc. Want to create the ultimate backyard family oasis to keep teens home (and attract their friends) so we can keep a close eye :)

A credit bureau reported the following information about this borrower member on April 11, 2010:

Credit Score Range:	660-678	Accounts Now Delinquent:	0
Earliest Credit Line:	03/1998	Delinquent Amount:	$0.00
Open Credit Lines:	7	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	14	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$269,405.00	Public Records On File:	0
Revolving Line Utilization:	85.80%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	7

Member Payment Dependent Notes Series 507190

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
507190	$5,000	9.88%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 507190. Member loan 507190 was requested on April 21, 2010 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$2,500 / month
Current employer:	Miami cleaning services	Debt-to-income ratio:	8.40%
Length of employment:	3 years	Location:	MIAMI, FL

Home town:
Current & past employers:	Miami cleaning services
Education:

This borrower member posted the following loan description, which has not been verified:

A credit bureau reported the following information about this borrower member on April 21, 2010:

Credit Score Range:	714-749	Accounts Now Delinquent:	0
Earliest Credit Line:	05/2003	Delinquent Amount:	$0.00
Open Credit Lines:	8	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	9	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$491.00	Public Records On File:	1
Revolving Line Utilization:	7.90%	Months Since Last Record:	52
Inquiries in the Last 6 Months:	0

Member Payment Dependent Notes Series 507210

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
507210	$10,150	10.62%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 507210. Member loan 507210 was requested on April 21, 2010 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$2,917 / month
Current employer:	Wells Fargo Bank, N.A.	Debt-to-income ratio:	16.66%
Length of employment:	4 years	Location:	West Valley City, UT

Home town:
Current & past employers:	Wells Fargo Bank, N.A.
Education:

This borrower member posted the following loan description, which has not been verified:

Borrower added on 04/21/10 > The debt consolidation loan is to combine debts from three credit cards: 1) America First Credit Union Visa, Balance: $812.00, Rate: 11.00 Fixed 2) Wells Fargo Bank Visa, Balance: $4,978.03, Rate: 5.95% Variable 3) Discover Card, Balance: $3,123.26, Rate: Rate: 16.95% Variable The accounts will be closed once the consolidation loan is complete so that future debts are not accumulated. I have an on time payment history and good credit. I have never made a late payment during my history with credit and pride myself on it. The total loan amount request was for $10,150.00, but with total debt balances at $8,913.39. The difference of $1,236.61 will be applied to the origination fee for this loan and additional monies will be applied to an existing car loan that is not part of this consolidation.

A credit bureau reported the following information about this borrower member on April 12, 2010:

Credit Score Range:	714-749	Accounts Now Delinquent:	0
Earliest Credit Line:	09/2002	Delinquent Amount:	$0.00
Open Credit Lines:	13	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	45	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$8,451.00	Public Records On File:	0
Revolving Line Utilization:	47.70%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	4

Member Payment Dependent Notes Series 507214

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
507214	$7,750	16.07%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 507214. Member loan 507214 was requested on April 21, 2010 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$5,000 / month
Current employer:	Kohls dept stores	Debt-to-income ratio:	21.14%
Length of employment:	1 year	Location:	BAKERSFIELD, CA

Home town:
Current & past employers:	Kohls dept stores
Education:

This borrower member posted the following loan description, which has not been verified:

A credit bureau reported the following information about this borrower member on April 21, 2010:

Credit Score Range:	660-678	Accounts Now Delinquent:	0
Earliest Credit Line:	10/1995	Delinquent Amount:	$0.00
Open Credit Lines:	22	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	36	Months Since Last Delinquency:	56
Revolving Credit Balance:	$15,604.00	Public Records On File:	0
Revolving Line Utilization:	38.30%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	0

Member Payment Dependent Notes Series 507217

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
507217	$12,000	14.96%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 507217. Member loan 507217 was requested on April 21, 2010 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$19,583 / month
Current employer:	BNP Paribas Fortis Bank	Debt-to-income ratio:	9.84%
Length of employment:	4 years	Location:	Long Island City, NY

Home town:
Current & past employers:	BNP Paribas Fortis Bank
Education:

This borrower member posted the following loan description, which has not been verified:

Borrower added on 04/21/10 > This summer I helped my younger brother get an internship in NYC between his Junior and Senior year in school, however due to the job market he has to take it as an unpaid opportunity. He usually works in the summer to help pay for his tuition and cost of living. I am planning on assisting him with his school costs this summer for his credits as well as this fall and winter as needed. I have recently paid down some of my debt, however still have a considerable amount due to a bad bonus just over a year ago. I can more than manage my payments in reducing debt as well as my cost of living on my salary, and looking forward to some good years ahead will be able to pre-pay my existing debt as well as this loan well in advance. Our Company just completed a merger in which we were acquired. My Industry team was not currently present in North America for the new institution as was viewed as a very valuable addition / bolt on to the existing platform. We have already been integrated into the new Company and next year will receive bonus Compensation from our new employer versus the European government in which we were owned previously for a period of time. I also note that 1.5 years ago I took a loan through Lending Club to help a friend for a different situation and have since (recently) completely pre-paid the balance roughly 50% ahead of schedule. Pending I pay off other debt first it would only be due to the fact that some may have higher interest rates as well as the benefit of the amortizing nature of this piece of debt. Thanks much both myself and my brother will appreciate the support. Borrower added on 04/21/10 > Test

A credit bureau reported the following information about this borrower member on April 21, 2010:

Credit Score Range:	679-713	Accounts Now Delinquent:	0
Earliest Credit Line:	01/2000	Delinquent Amount:	$0.00
Open Credit Lines:	4	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	12	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$47,461.00	Public Records On File:	0
Revolving Line Utilization:	97.50%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	0

Member Payment Dependent Notes Series 507228

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
507228	$6,000	11.36%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 507228. Member loan 507228 was requested on April 21, 2010 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$3,890 / month
Current employer:	CSU Monterey Bay	Debt-to-income ratio:	6.56%
Length of employment:	2 years	Location:	Marina, CA

Home town:
Current & past employers:	CSU Monterey Bay
Education:

This borrower member posted the following loan description, which has not been verified:

Borrower added on 04/21/10 > This loan will help pay off both Surgery Costs and my Masters in Information Technology tuition! Borrower added on 04/21/10 > The loan I am looking to obtain will be used to fund a recent surgery and also to help pay for my Tuition costs. I am on my last year of the California State University - Fullerton, Masters in Information Technology. My life revolves around school and work. My profession career is as a programmer but because of the economy my hours and pay have been reduced. This loan will greatly help me to better manage unavoidable costs. Borrower added on 04/21/10 > The loan I am looking to obtain will be used to fund a recent surgery and also to help pay for my Tuition costs. I am on my last year of the California State University - Fullerton, Masters in Information Technology. My life revolves around school and work. My profession career is as a programmer but because of the economy my hours and pay have been reduced. This loan will greatly help me to better manage unavoidable costs.

A credit bureau reported the following information about this borrower member on April 20, 2010:

Credit Score Range:	679-713	Accounts Now Delinquent:	0
Earliest Credit Line:	10/2003	Delinquent Amount:	$0.00
Open Credit Lines:	9	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	10	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$4,370.00	Public Records On File:	0
Revolving Line Utilization:	40.10%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	0

Member Payment Dependent Notes Series 437363

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
437363	$21,000	14.22%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 437363. Member loan 437363 was requested on April 22, 2010 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$4,400 / month
Current employer:	wyatt enterprises	Debt-to-income ratio:	18.43%
Length of employment:	10+ years	Location:	winthrop, MA

Home town:
Current & past employers:	wyatt enterprises
Education:

This borrower member posted the following loan description, which has not been verified:

I would like to refinance my prosper loan and credit cards at a better rate Borrower added on 04/22/10 > I would like to refinance my Prosper Loan and existing Lendind club Loan

A credit bureau reported the following information about this borrower member on April 22, 2010:

Credit Score Range:	679-713	Accounts Now Delinquent:	0
Earliest Credit Line:	09/1998	Delinquent Amount:	$0.00
Open Credit Lines:	8	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	25	Months Since Last Delinquency:	55
Revolving Credit Balance:	$0.00	Public Records On File:	0
Revolving Line Utilization:	0.00%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	5

Member Payment Dependent Notes Series 506768

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
506768	$10,000	15.70%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 506768. Member loan 506768 was requested on April 22, 2010 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$5,065 / month
Current employer:	Arc Human Services	Debt-to-income ratio:	16.03%
Length of employment:	3 years	Location:	MORGAN, PA

Home town:
Current & past employers:	Arc Human Services
Education:

This borrower member posted the following loan description, which has not been verified:

Borrower added on 04/22/10 > I have been given the opportunity of a lifetime. I have a Master's Degree and currently work as a Behavior Specialist Consultant. I work with the MH/MR population and have been given an opportunity to do some work on my own while I continue to provide services through my current employer. I would utilize this loan to get started.

A credit bureau reported the following information about this borrower member on April 22, 2010:

Credit Score Range:	660-678	Accounts Now Delinquent:	0
Earliest Credit Line:	03/2001	Delinquent Amount:	$0.00
Open Credit Lines:	10	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	41	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$7,008.00	Public Records On File:	0
Revolving Line Utilization:	82.40%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	4

Member Payment Dependent Notes Series 506856

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
506856	$10,750	13.11%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 506856. Member loan 506856 was requested on April 22, 2010 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$4,417 / month
Current employer:	Select Ride	Debt-to-income ratio:	14.02%
Length of employment:	10+ years	Location:	ann arbor, MI

Home town:
Current & past employers:	Select Ride
Education:

This borrower member posted the following loan description, which has not been verified:

Borrower added on 04/22/10 > Am trying to pay off high interest credit card accounts that I've shredded.

A credit bureau reported the following information about this borrower member on April 21, 2010:

Credit Score Range:	679-713	Accounts Now Delinquent:	0
Earliest Credit Line:	12/1985	Delinquent Amount:	$0.00
Open Credit Lines:	6	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	28	Months Since Last Delinquency:	67
Revolving Credit Balance:	$11,525.00	Public Records On File:	0
Revolving Line Utilization:	58.80%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	0

Member Payment Dependent Notes Series 507020

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
507020	$10,000	13.48%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 507020. Member loan 507020 was requested on April 22, 2010 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$5,383 / month
Current employer:	Ziff Davis Media	Debt-to-income ratio:	6.09%
Length of employment:	3 years	Location:	ASTORIA, NY

Home town:
Current & past employers:	Ziff Davis Media
Education:

This borrower member posted the following loan description, which has not been verified:

Borrower added on 04/22/10 > Debt Consolidation of 8 high interest credit lines, can easily afford one lump sum payment per month. I am a full-time employee making more than enough money to cover a loan of this size. Borrower added on 04/22/10 > Adding to my prior description, this loan is strictly for debt consolidation of a number of credit cards that had their APR's raised before federal regulation. I am a good borrower because I do not miss payments, and generally pay for more than my minimums. My monthly budget far exceeds the monthly payment that would be required of this loan, and would allow for payments over just the minimum required. I have an extremely stable, full-time job at a major media company that runs one of the world's most visited tech sites.

A credit bureau reported the following information about this borrower member on April 21, 2010:

Credit Score Range:	679-713	Accounts Now Delinquent:	0
Earliest Credit Line:	11/1995	Delinquent Amount:	$0.00
Open Credit Lines:	9	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	20	Months Since Last Delinquency:	41
Revolving Credit Balance:	$8,953.00	Public Records On File:	0
Revolving Line Utilization:	79.90%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	0

Member Payment Dependent Notes Series 507097

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
507097	$22,000	10.62%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 507097. Member loan 507097 was requested on April 22, 2010 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$6,250 / month
Current employer:	Sony Electronics	Debt-to-income ratio:	15.92%
Length of employment:	5 years	Location:	Portland , OR

Home town:
Current & past employers:	Sony Electronics
Education:

This borrower member posted the following loan description, which has not been verified:

Borrower added on 04/22/10 > consolidation loan. A+ credit, never missed a payment.

A credit bureau reported the following information about this borrower member on April 21, 2010:

Credit Score Range:	714-749	Accounts Now Delinquent:	0
Earliest Credit Line:	10/1997	Delinquent Amount:	$0.00
Open Credit Lines:	12	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	31	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$22,671.00	Public Records On File:	0
Revolving Line Utilization:	37.90%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	1

Member Payment Dependent Notes Series 507114

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
507114	$4,500	10.62%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 507114. Member loan 507114 was requested on April 22, 2010 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	OWN	Gross income:	$2,200 / month
Current employer:	Delta	Debt-to-income ratio:	20.36%
Length of employment:	10+ years	Location:	Miami, FL

Home town:
Current & past employers:	Delta
Education:

This borrower member posted the following loan description, which has not been verified:

Borrower added on 04/22/10 > Debt consolidation .

A credit bureau reported the following information about this borrower member on April 21, 2010:

Credit Score Range:	679-713	Accounts Now Delinquent:	0
Earliest Credit Line:	06/1999	Delinquent Amount:	$0.00
Open Credit Lines:	12	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	27	Months Since Last Delinquency:	40
Revolving Credit Balance:	$13,042.00	Public Records On File:	0
Revolving Line Utilization:	33.50%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	2

Member Payment Dependent Notes Series 507123

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
507123	$9,000	10.62%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 507123. Member loan 507123 was requested on April 22, 2010 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$8,333 / month
Current employer:	Saftpay Inc.	Debt-to-income ratio:	17.00%
Length of employment:	3 years	Location:	Miami Beach, FL

Home town:
Current & past employers:	Saftpay Inc.
Education:

This borrower member posted the following loan description, which has not been verified:

A credit bureau reported the following information about this borrower member on April 21, 2010:

Credit Score Range:	679-713	Accounts Now Delinquent:	0
Earliest Credit Line:	07/2003	Delinquent Amount:	$0.00
Open Credit Lines:	7	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	10	Months Since Last Delinquency:	34
Revolving Credit Balance:	$3,881.00	Public Records On File:	0
Revolving Line Utilization:	40.40%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	0

Member Payment Dependent Notes Series 507138

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
507138	$15,000	12.73%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 507138. Member loan 507138 was requested on April 22, 2010 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$6,333 / month
Current employer:	Moxie Systems Inc.	Debt-to-income ratio:	15.19%
Length of employment:	2 years	Location:	STAMFORD, CT

Home town:
Current & past employers:	Moxie Systems Inc.
Education:

This borrower member posted the following loan description, which has not been verified:

Borrower added on 04/22/10 > Hello All, I am a married man living with my wife and 18 month old son. I have a stable job as a Software Engineer and my earnings are pretty decent. The reason I am applying for a loan is to consolidate all my credit cards debt and improve my creditscore. I don't overspend and I am very careful while making large purchase decisions. The credit card debts I am trying to clear have been chasing me for a few years now. I have tried clearing my debt by making payments regularly and I managed to close down a few accounts as well. But over the time I realized that this is a slow process and I need to find a better way to clear these debts. I have never missed a payment for these cards and am always on time. Other than these, I have a car loan which I have no issue clearing off on time. The only reason I am taking this loan is to avoid the heavy interest rates on the credit cards, money which I could be saving for my child's future. I greatly appreciate any offers that you could extend and I would make sure to make more than just the minimum payments on time. Please feel free to ask me any questions and I would be glad to provide more details. Thank you!

A credit bureau reported the following information about this borrower member on April 22, 2010:

Credit Score Range:	679-713	Accounts Now Delinquent:	0
Earliest Credit Line:	04/2002	Delinquent Amount:	$0.00
Open Credit Lines:	13	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	28	Months Since Last Delinquency:	40
Revolving Credit Balance:	$12,666.00	Public Records On File:	0
Revolving Line Utilization:	47.30%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	0

Member Payment Dependent Notes Series 507206

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
507206	$7,000	7.51%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 507206. Member loan 507206 was requested on April 22, 2010 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$3,083 / month
Current employer:	Rosenbauer General Safety	Debt-to-income ratio:	10.64%
Length of employment:	2 years	Location:	Brooklyn Park, MN

Home town:
Current & past employers:	Rosenbauer General Safety
Education:

This borrower member posted the following loan description, which has not been verified:

Borrower added on 04/22/10 > My current car has racked up many miles and has gotten me through my college years. I am looking to buy a newer car to get to work.

A credit bureau reported the following information about this borrower member on April 21, 2010:

Credit Score Range:	714-749	Accounts Now Delinquent:	0
Earliest Credit Line:	10/2002	Delinquent Amount:	$0.00
Open Credit Lines:	7	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	16	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$10,143.00	Public Records On File:	0
Revolving Line Utilization:	41.30%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	0

Member Payment Dependent Notes Series 507321

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
507321	$8,000	11.36%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 507321. Member loan 507321 was requested on April 22, 2010 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$3,700 / month
Current employer:	Kernan rehab. hospital	Debt-to-income ratio:	10.59%
Length of employment:	7 years	Location:	gwynn oak, MD

Home town:
Current & past employers:	Kernan rehab. hospital
Education:

This borrower member posted the following loan description, which has not been verified:

Borrower added on 04/22/10 > I.m planning to get new granite tops, new cabinette's,and new floor , this extra money with what i've saved will afford me that new spring kitchen.

A credit bureau reported the following information about this borrower member on April 22, 2010:

Credit Score Range:	679-713	Accounts Now Delinquent:	0
Earliest Credit Line:	09/1998	Delinquent Amount:	$0.00
Open Credit Lines:	22	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	62	Months Since Last Delinquency:	66
Revolving Credit Balance:	$15,801.00	Public Records On File:	0
Revolving Line Utilization:	21.40%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	1

Member Payment Dependent Notes Series 507323

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
507323	$7,000	13.11%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 507323. Member loan 507323 was requested on April 22, 2010 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$4,190 / month
Current employer:	UVA - Cancer Center	Debt-to-income ratio:	10.43%
Length of employment:	10+ years	Location:	Waynesboro, VA

Home town:
Current & past employers:	UVA - Cancer Center
Education:

This borrower member posted the following loan description, which has not been verified:

A credit bureau reported the following information about this borrower member on April 22, 2010:

Credit Score Range:	679-713	Accounts Now Delinquent:	0
Earliest Credit Line:	12/1998	Delinquent Amount:	$0.00
Open Credit Lines:	5	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	12	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$6,135.00	Public Records On File:	1
Revolving Line Utilization:	75.70%	Months Since Last Record:	116
Inquiries in the Last 6 Months:	1

Member Payment Dependent Notes Series 507337

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
507337	$3,000	9.88%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 507337. Member loan 507337 was requested on April 22, 2010 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$5,833 / month
Current employer:	Atlas plumbing	Debt-to-income ratio:	10.54%
Length of employment:	8 years	Location:	RUTHER GLEN, VA

Home town:
Current & past employers:	Atlas plumbing
Education:

This borrower member posted the following loan description, which has not been verified:

Borrower added on 04/22/10 > Need cash for unexpected bills

A credit bureau reported the following information about this borrower member on April 22, 2010:

Credit Score Range:	679-713	Accounts Now Delinquent:	0
Earliest Credit Line:	03/1990	Delinquent Amount:	$0.00
Open Credit Lines:	16	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	35	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$26,046.00	Public Records On File:	0
Revolving Line Utilization:	49.80%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	0

Member Payment Dependent Notes Series 507338

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
507338	$7,500	16.45%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 507338. Member loan 507338 was requested on April 22, 2010 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$2,800 / month
Current employer:	quiet flex mfg	Debt-to-income ratio:	8.61%
Length of employment:	2 years	Location:	shickshinny, PA

Home town:
Current & past employers:	quiet flex mfg
Education:

This borrower member posted the following loan description, which has not been verified:

A credit bureau reported the following information about this borrower member on April 22, 2010:

Credit Score Range:	679-713	Accounts Now Delinquent:	0
Earliest Credit Line:	04/2004	Delinquent Amount:	$0.00
Open Credit Lines:	4	Delinquencies (Last 2 yrs):	1
Total Credit Lines:	17	Months Since Last Delinquency:	21
Revolving Credit Balance:	$0.00	Public Records On File:	0
Revolving Line Utilization:	0.00%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	7

Member Payment Dependent Notes Series 507357

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
507357	$4,000	7.88%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 507357. Member loan 507357 was requested on April 22, 2010 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$3,430 / month
Current employer:	State Street Corporation	Debt-to-income ratio:	15.80%
Length of employment:	2 years	Location:	Framingham, MA

Home town:
Current & past employers:	State Street Corporation
Education:

This borrower member posted the following loan description, which has not been verified:

A credit bureau reported the following information about this borrower member on April 15, 2010:

Credit Score Range:	714-749	Accounts Now Delinquent:	0
Earliest Credit Line:	09/2004	Delinquent Amount:	$0.00
Open Credit Lines:	11	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	11	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$3,007.00	Public Records On File:	0
Revolving Line Utilization:	24.10%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	1

Member Payment Dependent Notes Series 507361

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
507361	$18,000	11.36%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 507361. Member loan 507361 was requested on April 22, 2010 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	OWN	Gross income:	$8,083 / month
Current employer:		Debt-to-income ratio:	5.00%
Length of employment:	3 years	Location:	Flower Mound, TX

Home town:
Current & past employers:
Education:

This borrower member posted the following loan description, which has not been verified:

Borrower added on 04/22/10 > I make $8,000 a month working overseas. There is no problem paying off the loan. Thank you for your time.

A credit bureau reported the following information about this borrower member on April 22, 2010:

Credit Score Range:	750-779	Accounts Now Delinquent:	0
Earliest Credit Line:	12/1993	Delinquent Amount:	$0.00
Open Credit Lines:	2	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	11	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$2,907.00	Public Records On File:	0
Revolving Line Utilization:	11.60%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	0

Member Payment Dependent Notes Series 507364

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
507364	$20,000	16.45%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 507364. Member loan 507364 was requested on April 22, 2010 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$6,250 / month
Current employer:	ENCO Systems Inc	Debt-to-income ratio:	10.82%
Length of employment:	10+ years	Location:	BLOOMFIELD HILLS, MI

Home town:
Current & past employers:	ENCO Systems Inc
Education:

This borrower member posted the following loan description, which has not been verified:

Borrower added on 04/22/10 > This loan is for a restaurant I am a 33% partner in that we are opening next month in Toledo, Oh. I put $50k towards it already and this money will be used for stock - food, liquor, finishing touches like TV's, etc. I will have no problem making payments on this loan even if I netted 0 from the restaurant from a stable job I have been at for over 13 years. Thank you!

A credit bureau reported the following information about this borrower member on April 22, 2010:

Credit Score Range:	660-678	Accounts Now Delinquent:	0
Earliest Credit Line:	02/1998	Delinquent Amount:	$0.00
Open Credit Lines:	9	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	28	Months Since Last Delinquency:	53
Revolving Credit Balance:	$6,577.00	Public Records On File:	0
Revolving Line Utilization:	74.70%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	3

Member Payment Dependent Notes Series 507374

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
507374	$15,000	13.48%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 507374. Member loan 507374 was requested on April 22, 2010 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$2,408 / month
Current employer:	provost trucking & blacktopping	Debt-to-income ratio:	6.73%
Length of employment:	6 years	Location:	peru, NY

Home town:
Current & past employers:	provost trucking & blacktopping
Education:

This borrower member posted the following loan description, which has not been verified:

A credit bureau reported the following information about this borrower member on April 22, 2010:

Credit Score Range:	679-713	Accounts Now Delinquent:	0
Earliest Credit Line:	07/1997	Delinquent Amount:	$0.00
Open Credit Lines:	4	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	19	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$3,566.00	Public Records On File:	1
Revolving Line Utilization:	44.00%	Months Since Last Record:	89
Inquiries in the Last 6 Months:	2

Member Payment Dependent Notes Series 507376

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
507376	$1,000	11.36%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 507376. Member loan 507376 was requested on April 22, 2010 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$7,917 / month
Current employer:	Ruby Tuesday	Debt-to-income ratio:	22.32%
Length of employment:	2 years	Location:	new kensington, PA

Home town:
Current & past employers:	Ruby Tuesday
Education:

This borrower member posted the following loan description, which has not been verified:

A credit bureau reported the following information about this borrower member on April 22, 2010:

Credit Score Range:	679-713	Accounts Now Delinquent:	0
Earliest Credit Line:	03/2000	Delinquent Amount:	$0.00
Open Credit Lines:	11	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	36	Months Since Last Delinquency:	79
Revolving Credit Balance:	$36,974.00	Public Records On File:	0
Revolving Line Utilization:	84.20%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	1

Member Payment Dependent Notes Series 507384

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
507384	$4,400	7.88%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 507384. Member loan 507384 was requested on April 22, 2010 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$6,333 / month
Current employer:	The Home Depot	Debt-to-income ratio:	15.95%
Length of employment:	2 years	Location:	WILLIAMSON, NY

Home town:
Current & past employers:	The Home Depot
Education:

This borrower member posted the following loan description, which has not been verified:

A credit bureau reported the following information about this borrower member on April 22, 2010:

Credit Score Range:	714-749	Accounts Now Delinquent:	0
Earliest Credit Line:	11/1997	Delinquent Amount:	$0.00
Open Credit Lines:	9	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	39	Months Since Last Delinquency:	27
Revolving Credit Balance:	$3,341.00	Public Records On File:	0
Revolving Line Utilization:	27.40%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	0

Member Payment Dependent Notes Series 507410

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
507410	$18,000	10.99%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 507410. Member loan 507410 was requested on April 22, 2010 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$4,612 / month
Current employer:	Ca. Dept. of Corrections	Debt-to-income ratio:	18.15%
Length of employment:	2 years	Location:	marina, CA

Home town:
Current & past employers:	Ca. Dept. of Corrections
Education:

This borrower member posted the following loan description, which has not been verified:

A credit bureau reported the following information about this borrower member on April 22, 2010:

Credit Score Range:	714-749	Accounts Now Delinquent:	0
Earliest Credit Line:	06/1997	Delinquent Amount:	$0.00
Open Credit Lines:	9	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	16	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$4,245.00	Public Records On File:	0
Revolving Line Utilization:	57.40%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	2

Member Payment Dependent Notes Series 507411

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
507411	$4,000	14.96%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 507411. Member loan 507411 was requested on April 22, 2010 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$3,000 / month
Current employer:		Debt-to-income ratio:	4.10%
Length of employment:	1 year	Location:	Brighton, MA

Home town:
Current & past employers:
Education:

This borrower member posted the following loan description, which has not been verified:

I am looking to consolidate debt so I can focus my income on my business. I need to reinvest some of the profits from my company to meet the expansion demands of my investors, so I would like the opportunity to alleviate what little credit care debt I have. Feel free to ask me any questions you have and I look forward to your investments.

A credit bureau reported the following information about this borrower member on April 19, 2010:

Credit Score Range:	660-678	Accounts Now Delinquent:	0
Earliest Credit Line:	10/2005	Delinquent Amount:	$0.00
Open Credit Lines:	4	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	4	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$2,201.00	Public Records On File:	0
Revolving Line Utilization:	88.00%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	0

Member Payment Dependent Notes Series 507423

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
507423	$8,000	11.36%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 507423. Member loan 507423 was requested on April 22, 2010 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$10,417 / month
Current employer:	City of Pasadena	Debt-to-income ratio:	23.47%
Length of employment:	10+ years	Location:	Pasadena, CA

Home town:
Current & past employers:	City of Pasadena
Education:

This borrower member posted the following loan description, which has not been verified:

A credit bureau reported the following information about this borrower member on April 22, 2010:

Credit Score Range:	679-713	Accounts Now Delinquent:	0
Earliest Credit Line:	04/1982	Delinquent Amount:	$0.00
Open Credit Lines:	20	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	31	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$73,624.00	Public Records On File:	0
Revolving Line Utilization:	79.70%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	1

Member Payment Dependent Notes Series 507436

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
507436	$25,000	10.62%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 507436. Member loan 507436 was requested on April 22, 2010 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$5,000 / month
Current employer:	SIA	Debt-to-income ratio:	2.98%
Length of employment:	1 year	Location:	annandale, VA

Home town:
Current & past employers:	SIA
Education:

This borrower member posted the following loan description, which has not been verified:

Borrower added on 04/22/10 > Purpose of loan: This loan will be used to??? consolidate my student loans, car loan, and credit card debts all into one payment with low rate. My Credit Score: 730+ My financial situation: I have a great credit history, never been late on ANY of my payments, i have a stable job as an optometrist and i looking to consolidate my debt into, one loan, one payment! Monthly Rent: 400 (its this low because I rent with a roomate) Car Insurance: 100/m Utilities(electric,cable,phone): 150/m Car Loan: 125/m Car Expenses: 80/m Food: 200/m Clothing, household expenses $ 300/m Credit cards and other Student Loans: $ 800/m (minimum Payments) (student loan 17k, car loan5k, credit card debt 3k) if you have any other questions please ask! Thank You..

A credit bureau reported the following information about this borrower member on April 22, 2010:

Credit Score Range:	714-749	Accounts Now Delinquent:	0
Earliest Credit Line:	04/2003	Delinquent Amount:	$0.00
Open Credit Lines:	10	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	14	Months Since Last Delinquency:	31
Revolving Credit Balance:	$2,149.00	Public Records On File:	0
Revolving Line Utilization:	8.00%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	0

Member Payment Dependent Notes Series 507462

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
507462	$12,000	16.82%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 507462. Member loan 507462 was requested on April 22, 2010 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$4,630 / month
Current employer:	DC Comics/Warner Bros.	Debt-to-income ratio:	12.29%
Length of employment:	7 years	Location:	Brooklyn, NY

Home town:
Current & past employers:	DC Comics/Warner Bros.
Education:

This borrower member posted the following loan description, which has not been verified:

Borrower added on 04/22/10 > Responsible, honest and hard-working editor and freelance writer is looking to consolidate his credit card debt and get that particular monkey off his creative back. Spending mistakes of the past have made the monetary present a little harder to shoulder, so this grateful and humble editor is seeking to start fresh and debt-free!

A credit bureau reported the following information about this borrower member on April 22, 2010:

Credit Score Range:	679-713	Accounts Now Delinquent:	0
Earliest Credit Line:	06/2000	Delinquent Amount:	$0.00
Open Credit Lines:	2	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	4	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$21,652.00	Public Records On File:	0
Revolving Line Utilization:	98.40%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	0

Member Payment Dependent Notes Series 507471

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
507471	$13,200	10.99%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 507471. Member loan 507471 was requested on April 22, 2010 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$6,833 / month
Current employer:	City of Margate	Debt-to-income ratio:	8.65%
Length of employment:	10+ years	Location:	Coral Springs, FL

Home town:
Current & past employers:	City of Margate
Education:

This borrower member posted the following loan description, which has not been verified:

A credit bureau reported the following information about this borrower member on April 22, 2010:

Credit Score Range:	714-749	Accounts Now Delinquent:	0
Earliest Credit Line:	07/1995	Delinquent Amount:	$0.00
Open Credit Lines:	10	Delinquencies (Last 2 yrs):	1
Total Credit Lines:	39	Months Since Last Delinquency:	6
Revolving Credit Balance:	$3,755.00	Public Records On File:	0
Revolving Line Utilization:	13.90%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	4

Member Payment Dependent Notes Series 507474

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
507474	$4,800	13.48%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 507474. Member loan 507474 was requested on April 22, 2010 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	OWN	Gross income:	$2,300 / month
Current employer:	Warren Clinic	Debt-to-income ratio:	11.39%
Length of employment:	< 1 year	Location:	mcalester, OK

Home town:
Current & past employers:	Warren Clinic
Education:

This borrower member posted the following loan description, which has not been verified:

Borrower added on 04/22/10 > Are Floor was infestesed with termites and has caused my living floor to rot. We took had the floor pulled up and is going to cost more than thought to repair. At the moment we have no living room floor.

A credit bureau reported the following information about this borrower member on April 19, 2010:

Credit Score Range:	660-678	Accounts Now Delinquent:	0
Earliest Credit Line:	11/2000	Delinquent Amount:	$0.00
Open Credit Lines:	8	Delinquencies (Last 2 yrs):	1
Total Credit Lines:	20	Months Since Last Delinquency:	18
Revolving Credit Balance:	$880.00	Public Records On File:	0
Revolving Line Utilization:	73.30%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	2

Member Payment Dependent Notes Series 507485

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
507485	$12,000	11.36%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 507485. Member loan 507485 was requested on April 22, 2010 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	OWN	Gross income:	$3,413 / month
Current employer:		Debt-to-income ratio:	20.25%
Length of employment:	n/a	Location:	Fairfield, CA

Home town:
Current & past employers:
Education:

This borrower member posted the following loan description, which has not been verified:

A credit bureau reported the following information about this borrower member on April 22, 2010:

Credit Score Range:	679-713	Accounts Now Delinquent:	0
Earliest Credit Line:	05/2000	Delinquent Amount:	$0.00
Open Credit Lines:	5	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	11	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$2,549.00	Public Records On File:	0
Revolving Line Utilization:	46.30%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	3

Member Payment Dependent Notes Series 507498

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
507498	$10,000	12.73%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 507498. Member loan 507498 was requested on April 22, 2010 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$13,333 / month
Current employer:	edison venture	Debt-to-income ratio:	5.63%
Length of employment:	5 years	Location:	philadelphia, PA

Home town:
Current & past employers:	edison venture
Education:

This borrower member posted the following loan description, which has not been verified:

A credit bureau reported the following information about this borrower member on April 22, 2010:

Credit Score Range:	679-713	Accounts Now Delinquent:	0
Earliest Credit Line:	01/2002	Delinquent Amount:	$0.00
Open Credit Lines:	17	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	28	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$8,138.00	Public Records On File:	0
Revolving Line Utilization:	56.60%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	1

Member Payment Dependent Notes Series 507529

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
507529	$2,500	10.99%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 507529. Member loan 507529 was requested on April 22, 2010 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	OWN	Gross income:	$900 / month
Current employer:		Debt-to-income ratio:	17.56%
Length of employment:	n/a	Location:	Groton, CT

Home town:
Current & past employers:
Education:

This borrower member posted the following loan description, which has not been verified:

A credit bureau reported the following information about this borrower member on April 22, 2010:

Credit Score Range:	679-713	Accounts Now Delinquent:	0
Earliest Credit Line:	03/2003	Delinquent Amount:	$0.00
Open Credit Lines:	7	Delinquencies (Last 2 yrs):	1
Total Credit Lines:	14	Months Since Last Delinquency:	20
Revolving Credit Balance:	$2,079.00	Public Records On File:	0
Revolving Line Utilization:	20.60%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	0

Member Payment Dependent Notes Series 507543

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
507543	$8,400	7.51%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 507543. Member loan 507543 was requested on April 22, 2010 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$16,667 / month
Current employer:	Lighting Expressions Ltd	Debt-to-income ratio:	2.18%
Length of employment:	5 years	Location:	SYOSSET, NY

Home town:
Current & past employers:	Lighting Expressions Ltd
Education:

This borrower member posted the following loan description, which has not been verified:

A credit bureau reported the following information about this borrower member on April 22, 2010:

Credit Score Range:	750-779	Accounts Now Delinquent:	0
Earliest Credit Line:	11/1984	Delinquent Amount:	$0.00
Open Credit Lines:	18	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	33	Months Since Last Delinquency:	32
Revolving Credit Balance:	$8,403.00	Public Records On File:	0
Revolving Line Utilization:	14.30%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	0

Member Payment Dependent Notes Series 507550

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
507550	$6,400	12.73%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 507550. Member loan 507550 was requested on April 22, 2010 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$3,583 / month
Current employer:	Advanced Cash Register Systems Inc	Debt-to-income ratio:	8.40%
Length of employment:	1 year	Location:	new berlin, WI

Home town:
Current & past employers:	Advanced Cash Register Systems Inc
Education:

This borrower member posted the following loan description, which has not been verified:

Borrower added on 04/22/10 > Our main objective as a family right now is to take three unsecured balances with a total payment of 468 a month and consolidate into a one payment of 250 or less per month bill. 6400.00 while not alot of money would do just that. Borrower added on 04/22/10 > my wife and i are looking to combine three outstanding balances with a total 480 per month payment to a new 220 a month payment. mike and selena

A credit bureau reported the following information about this borrower member on April 22, 2010:

Credit Score Range:	679-713	Accounts Now Delinquent:	0
Earliest Credit Line:	09/1994	Delinquent Amount:	$0.00
Open Credit Lines:	7	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	30	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$4,686.00	Public Records On File:	1
Revolving Line Utilization:	27.70%	Months Since Last Record:	80
Inquiries in the Last 6 Months:	4

Member Payment Dependent Notes Series 507560

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
507560	$15,000	13.48%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 507560. Member loan 507560 was requested on April 22, 2010 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$4,250 / month
Current employer:	Pfizer	Debt-to-income ratio:	16.19%
Length of employment:	1 year	Location:	HARRISON, NY

Home town:
Current & past employers:	Pfizer
Education:

This borrower member posted the following loan description, which has not been verified:

A credit bureau reported the following information about this borrower member on April 22, 2010:

Credit Score Range:	679-713	Accounts Now Delinquent:	0
Earliest Credit Line:	05/2003	Delinquent Amount:	$0.00
Open Credit Lines:	18	Delinquencies (Last 2 yrs):	1
Total Credit Lines:	32	Months Since Last Delinquency:	23
Revolving Credit Balance:	$14,412.00	Public Records On File:	0
Revolving Line Utilization:	70.00%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	0

Member Payment Dependent Notes Series 507603

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
507603	$12,000	12.73%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 507603. Member loan 507603 was requested on April 22, 2010 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$5,000 / month
Current employer:	aquasure Inc	Debt-to-income ratio:	11.16%
Length of employment:	4 years	Location:	goochland, VA

Home town:
Current & past employers:	aquasure Inc
Education:

This borrower member posted the following loan description, which has not been verified:

Borrower added on 04/22/10 > Just got married and would like to consolidate all of the expenses that I added to my credit cards

A credit bureau reported the following information about this borrower member on April 22, 2010:

Credit Score Range:	679-713	Accounts Now Delinquent:	0
Earliest Credit Line:	08/1999	Delinquent Amount:	$0.00
Open Credit Lines:	8	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	16	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$15,978.00	Public Records On File:	0
Revolving Line Utilization:	63.90%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	1

Member Payment Dependent Notes Series 507613

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
507613	$25,000	10.62%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 507613. Member loan 507613 was requested on April 22, 2010 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$5,333 / month
Current employer:	At&T	Debt-to-income ratio:	16.50%
Length of employment:	10+ years	Location:	Lithonia, GA

Home town:
Current & past employers:	At&T
Education:

This borrower member posted the following loan description, which has not been verified:

Borrower added on 04/22/10 > Thank You for making my dream come true. I can now have the weeding I've dream since I was a little girl. You have made a good decision. I pay all of my bills on time and will continue. Thanks

A credit bureau reported the following information about this borrower member on April 22, 2010:

Credit Score Range:	750-779	Accounts Now Delinquent:	0
Earliest Credit Line:	01/1995	Delinquent Amount:	$0.00
Open Credit Lines:	10	Delinquencies (Last 2 yrs):	1
Total Credit Lines:	19	Months Since Last Delinquency:	14
Revolving Credit Balance:	$25,998.00	Public Records On File:	0
Revolving Line Utilization:	62.50%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	0

Member Payment Dependent Notes Series 507632

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
507632	$25,000	16.07%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 507632. Member loan 507632 was requested on April 22, 2010 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$4,583 / month
Current employer:	web.com	Debt-to-income ratio:	12.39%
Length of employment:	7 years	Location:	Loganville, GA

Home town:
Current & past employers:	web.com
Education:

This borrower member posted the following loan description, which has not been verified:

Borrower added on 04/22/10 > Thank you for giving me the chance to once in a lifetime experience. I will remember my day forever. You can trust that you have made a great investment and I look forward to doing business with you.

A credit bureau reported the following information about this borrower member on April 22, 2010:

Credit Score Range:	679-713	Accounts Now Delinquent:	0
Earliest Credit Line:	11/2001	Delinquent Amount:	$0.00
Open Credit Lines:	5	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	12	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$2,841.00	Public Records On File:	0
Revolving Line Utilization:	24.50%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	1

Member Payment Dependent Notes Series 507634

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
507634	$4,800	7.14%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 507634. Member loan 507634 was requested on April 22, 2010 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$5,167 / month
Current employer:	Acumentrics Corp	Debt-to-income ratio:	0.92%
Length of employment:	4 years	Location:	Stoughton, MA

Home town:
Current & past employers:	Acumentrics Corp
Education:

This borrower member posted the following loan description, which has not been verified:

A credit bureau reported the following information about this borrower member on April 21, 2010:

Credit Score Range:	780+	Accounts Now Delinquent:	0
Earliest Credit Line:	08/1995	Delinquent Amount:	$0.00
Open Credit Lines:	5	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	21	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$2,346.00	Public Records On File:	0
Revolving Line Utilization:	5.70%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	0

Member Payment Dependent Notes Series 507649

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
507649	$25,000	10.25%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 507649. Member loan 507649 was requested on April 22, 2010 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$7,917 / month
Current employer:	Spring	Debt-to-income ratio:	18.72%
Length of employment:	2 years	Location:	Pikesville, MD

Home town:
Current & past employers:	Spring
Education:

This borrower member posted the following loan description, which has not been verified:

A credit bureau reported the following information about this borrower member on April 22, 2010:

Credit Score Range:	750-779	Accounts Now Delinquent:	0
Earliest Credit Line:	08/1990	Delinquent Amount:	$0.00
Open Credit Lines:	6	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	10	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$4,844.00	Public Records On File:	0
Revolving Line Utilization:	8.80%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	1

Member Payment Dependent Notes Series 507660

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
507660	$20,400	10.25%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 507660. Member loan 507660 was requested on April 22, 2010 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$6,667 / month
Current employer:	Influent Inc	Debt-to-income ratio:	20.38%
Length of employment:	2 years	Location:	DUBLIN, OH

Home town:
Current & past employers:	Influent Inc
Education:

This borrower member posted the following loan description, which has not been verified:

Borrower added on 04/22/10 > Getting Married in August, and looking to take care of some bills and CC debt at the same time, Also looking to pay off in 2 years instead of three. Borrower added on 04/22/10 > Wedding Bills CC Debt Looking to pay off in 2 years. Good Job, 2 incomes will be paying this off.

A credit bureau reported the following information about this borrower member on April 22, 2010:

Credit Score Range:	714-749	Accounts Now Delinquent:	0
Earliest Credit Line:	12/1996	Delinquent Amount:	$0.00
Open Credit Lines:	12	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	25	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$16,187.00	Public Records On File:	0
Revolving Line Utilization:	23.30%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	0

Member Payment Dependent Notes Series 507697

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
507697	$12,000	14.59%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 507697. Member loan 507697 was requested on April 22, 2010 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$4,250 / month
Current employer:	Office Equipment Company, Inc.	Debt-to-income ratio:	17.29%
Length of employment:	10+ years	Location:	Eugene, OR

Home town:
Current & past employers:	Office Equipment Company, Inc.
Education:

This borrower member posted the following loan description, which has not been verified:

Borrower added on 04/22/10 > I meant rates not fees - though those are ridiculous too. Borrower added on 04/22/10 > I meant hiked credit card rates. Borrower added on 04/22/10 > I meant credit card rates not fees though those are high too. I looking to consolidate several credit card accounts which the companies had hiked my rates by more than 7% on some even though I have always paid on time. It has been almost 7 years since my last credit troubles and with the economy currently, I'm trying to get a little more breathing room and trying to save money at the same time. A friend explained what LendingClub is and after checking out rates at several banks this looks like the best way to get debt-free.

A credit bureau reported the following information about this borrower member on April 22, 2010:

Credit Score Range:	660-678	Accounts Now Delinquent:	0
Earliest Credit Line:	01/1994	Delinquent Amount:	$0.00
Open Credit Lines:	9	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	22	Months Since Last Delinquency:	79
Revolving Credit Balance:	$10,554.00	Public Records On File:	0
Revolving Line Utilization:	86.40%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	0

Member Payment Dependent Notes Series 507712

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
507712	$17,000	10.25%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 507712. Member loan 507712 was requested on April 23, 2010 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$8,750 / month
Current employer:	Acxiom Corporation	Debt-to-income ratio:	6.53%
Length of employment:	10+ years	Location:	Forest Lake, MN

Home town:
Current & past employers:	Acxiom Corporation
Education:

This borrower member posted the following loan description, which has not been verified:

Borrower added on 04/23/10 > Hello and thank you for your interest and help in funding my loan. This is a multi-purpose loan for me. One I would like to pay off the IRS, I owe $6,000 from 2009. Secondly, we used to use a Nanny for the care of our children. We have moved away from a Nanny to after school care. This will be the first summer without the Nanny and the cost going from full care from after care has pretty much doubled for me. So a portion of this loan will be going to help with expenses through the summer. I am also doing some work at the house and am planning on putting in a patio with a pergola and a hot tub. I purchased a cheaper hot tub last year and have not installed it yet as I had been waiting to put in the patio. So I am hoping to get this done this summer as well. So a portion of the funds will go to the patio and pergola. $5,000 Finally, I have a few misc expenses including 1 medical bill from one of my kids (I have 5), some up-n-coming graduation expenses as one of my kids is graduating this year. A little about me... - I have been employed at Acxiom for just over 22 years - I monitor my credit, just checked and my PLUS score is 731 - I have an auto loan for $399/mo - I have a personal loan from a couple years ago for $228/mo - I have 1 credit card with a zero balance - I don't like credit cards and stopped using them!! :) - those are the only loans I have besides my 1st/2nd mortgage - I also am 1/3 owner in a small business with a food stand at the MN State Fair - I did not list this as part of my income as it is variable depending on how we do. However, I plan on also utilizing income from this event to help pay this loan off. We have been in the State Fair for over 10 years and it has been successful. Last year I pulled over $10,000 from this event. - this is my 2nd loan with Lending Club and the last loan (though smaller amount) I had no lates and paid it off in less than a year. Thank you! Jeff

A credit bureau reported the following information about this borrower member on April 23, 2010:

Credit Score Range:	750-779	Accounts Now Delinquent:	0
Earliest Credit Line:	10/1997	Delinquent Amount:	$0.00
Open Credit Lines:	7	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	32	Months Since Last Delinquency:	32
Revolving Credit Balance:	$0.00	Public Records On File:	0
Revolving Line Utilization:	0.00%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	1

Posting Report Supplement No. 92 dated April 23, 2010